UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-06312

The Lazard Funds, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza
New York, New York 10112
(Address of principal executive offices)          (Zip code)

Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 632-6000

Date of fiscal year end:	12/31

Date of reporting period:	6/30/11

ITEM 1.   REPORTS TO STOCKHOLDERS.

June 30, 2011

Lazard Funds Semi-Annual Report

U.S. Equity

Emerging Markets

Lazard U.S. Equity Value Portfolio

Lazard Emerging Markets Equity Portfolio

Lazard U.S. Strategic Equity Portfolio

Lazard Developing Markets Equity Portfolio

Lazard U.S. Mid Cap Equity Portfolio

Lazard Emerging Markets Equity Blend Portfolio

Lazard U.S. Small-Mid Cap Equity Portfolio

Lazard Emerging Markets Multi-Strategy Portfolio

Lazard Emerging Markets Debt Portfolio

Global Equity

Lazard Global Listed Infrastructure Portfolio

U.S. Fixed Income

Lazard U.S. High Yield Portfolio

International Equity

Lazard U.S. Municipal Portfolio

Lazard International Equity Portfolio

Lazard International Equity Select Portfolio

Tactical Asset Allocation

Lazard International Strategic Equity Portfolio

Lazard Capital Allocator Opportunistic Strategies Portfolio

Lazard International Small Cap Equity Portfolio

Lazard Funds

The Lazard Funds, Inc. Table of Contents

2	Investment Overviews
10	Performance Overviews
24	Information About Your Portfolio’s Expenses
28	Portfolio Holdings Presented by Sector
29	Portfolio Holdings Presented by Region and Credit Rating
30	Portfolios of Investments
30	Lazard U.S. Equity Value Portfolio
32	Lazard U.S. Strategic Equity Portfolio
34	Lazard U.S. Mid Cap Equity Portfolio
36	Lazard U.S. Small-Mid Cap Equity Portfolio
38	Lazard Global Listed Infrastructure Portfolio
40	Lazard International Equity Portfolio
42	Lazard International Equity Select Portfolio
44	Lazard International Strategic Equity Portfolio
46	Lazard International Small Cap Equity Portfolio
48	Lazard Emerging Markets Equity Portfolio
50	Lazard Developing Markets Equity Portfolio
52	Lazard Emerging Markets Equity Blend Portfolio
54	Lazard Emerging Markets Multi-Strategy Portfolio
62	Lazard Emerging Markets Debt Portfolio
67	Lazard U.S. High Yield Portfolio
73	Lazard U.S. Municipal Portfolio
78	Lazard Capital Allocator Opportunistic Strategies Portfolio
80	Notes to Portfolios of Investments
84	Statements of Assets and Liabilities
90	Statements of Operations
96	Statements of Changes in Net Assets
104	Financial Highlights
121	Notes to Financial Statements
134	Board of Directors and Officers Information
136	Other Information

Please consider a Portfolio’s investment objective, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and summary prospectus contain investment objective, risks, charges, expenses and other information about Portfolios of the Fund, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

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The Lazard Funds, Inc. Investment Overviews

U.S. Equities

In the first quarter of 2011, the U.S. market posted robust returns. During this time, the market was confronted with escalating political turmoil in the Middle East and North Africa, as well as the devastating earthquake and nuclear crisis in Japan. Although headlines were largely dominated by international events, the U.S. market did enjoy a strong earnings season as well as increased share repurchase and merger activity. Investors were further heartened by improving economic indicators such as manufacturing and jobs data, as well as housing starts.

During the second quarter of the year, the market was much less buoyant, as the market experienced elevated levels of macroeconomic uncertainty. Worries about Greece’s additional fiscal package and the country’s parliament vote shadowed the market until the last week of June when a resolution was reached. Investors were also concerned that the Chinese economy, responsible for much of global growth, may be slowing rapidly.

On the domestic front, a string of negative readings on housing, employment, and manufacturing led investors to question whether growth expectations for the U.S. economy were too high. Cyclical sectors such as energy and industrials performed well in the beginning of 2011, while traditionally defensive sectors such as health care, utilities, and consumer staples showed leadership in the latter part of the semiannual period.

International Equities: Sovereign debt concerns, front and center

A number of positive and negative factors contributed to a volatile first half of 2011 but the Morgan Stanley Capital International (MSCI®) Europe, Australasia and Far East (EAFE®) Index (the EAFE Index) ended the period with a return of 5.0%. Positive factors included strong corporate earnings, low developed-world interest rates and abundant liquidity. Negative factors centered around sovereign debt concerns, softening economic growth, the Japanese earthquake and its aftermath, and Middle East and North African turmoil.

Sovereign debt concerns were once again front and center in investors’ minds as Greece faced internal protests over the austerity measures required to receive the next tranche in foreign assistance. Meanwhile, the unrest in the Middle

East and North Africa continued with Syria cracking down violently on protests. European markets performed well, despite contagion concerns from the sovereign crisis. Germany contributed to the strong performance, as the nation continued to benefit from exports and low unemployment that began to spur domestic consumer spending. In Asia, markets declined on inflation concerns in the first quarter and subsequently on concerns over slowing growth prospects following weaker manufacturing numbers from China and continuing inflation fears in the region. Japan declined year-to-date as of June 30, 2011 as the market sold off in the first quarter following the earthquake. Emerging markets have underperformed developed markets year-to-date as of June 30, 2011 on the aforementioned tensions in the Middle East and North Africa and the slowing growth and inflation concerns.

Sector leadership was mixed with a defensive bias, as health care, telecommunication services, and consumer staples, three traditionally defensive sectors, were joined by energy, a traditionally cyclical sector, to lead markets higher. Among the worst performers were the materials and financials sectors. The materials sector declined, driven by falling commodity prices in the second quarter, while financials declined on sovereign debt concerns and rising regulatory capital requirements.

In currency markets, the U.S. dollar weakened relative to most major currencies. The euro gained on the dollar as investors reacted positively to European Central Bank interest rate policy, which signaled a widening yield differential between the U.S. dollar and the euro.

Emerging Markets Equities: A challenging first half of the year

Share prices managed only slight gains across the developing world for the six months ending June 30, 2011. Following two years of a powerful rebound, in which investors felt comfortable adding to their holdings based upon the higher economic growth prospects, the environment suddenly changed. The strong demand had created inflationary pressures which appeared to frighten investors from the asset class in the beginning of the year. In addition, uprisings in several Middle Eastern countries, concerns over the servicing of Portuguese and Greek debt, and worries over Chinese growth, and therefore overall global economic activity, all led to underperformance of emerging markets

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compared to developed markets. The MSCI Emerging Markets Index (the EM Index) gained just 0.88% over the six-month period, with shares in Eastern Europe and Asia rising, while Latin America underperformed.

South Korean shares, in particular automobile and electronics stocks, appeared to benefit from competitive opportunities following the Japanese earthquake. Indonesian equities continued to record decent returns as the economy continued to grow impressively. Malaysian stocks also rallied, helped by impressive economic performance. Worries about the current slowdown in Chinese economic activity resulted in relative underperformance in Chinese equities compared to the EM Index. High inflation and government scandals had an adverse effect on Indian shares. Taiwanese stocks, following a strong period, suffered from a collapse in technology in the second quarter.

Large Latin American markets witnessed weakness over the six months ended June 30, 2011. Colombian shares were the best performers, helped by strong copper and agricultural commodity prices. Peruvian shares were the weakest market by some distance, spurred by presidential candidate Ollanta Humala’s victory in Peru’s presidential election. Argentinean shares were also weak, hurt by concerns over corporate issues and political uncertainty. Mexican shares were relatively lackluster, despite better economic performance by its dominant trading partner, the United States.

Mixed performance was registered across most of Eastern Europe, the Middle East, and Africa. Share prices rose in Poland, Hungary, and the Czech Republic as Portugal and Greece successfully refinanced their debts and investor concerns over the euro appeared to diminish. Share prices rose sharply in Russia as crude oil prices moved decisively higher. Elsewhere, markets were weaker in Turkey and South Africa, undermined by general risk aversion in the former and weaker precious metals prices in the latter. Egyptian shares fell significantly, likely a result of investors’ impatience over potential election schedules and action against former President Hosni Mubarak.

The information technology, health care, and industrials sectors underperformed the EM Index. The consumer discretionary, consumer staples, and utilities sectors outperformed the EM Index.

High Yield Fixed Income: A strong first half

For the first half of 2011, the U.S. high yield market outperformed most other domestic fixed income sectors to include investment grade corporates, bank loans, and the ten year U.S. Treasury bond. High yield had strong performance in the first quarter but lagged in the second as economic growth slowed and mutual fund outflows in June pushed pricing lower. In the second quarter, the lower quality CCC and banking sectors posted negative returns, reversing their outperformance trend of the past few years.

High yield credit spreads were volatile during the first half of 2011 but ended the period basically unchanged at approximately 540 basis points over Treasuries. Credit upgrades continued to outstrip downgrades as companies lowered their leverage to more manageable levels. Default rates remained low and Moody’s forecasting model predicts that the U.S. default rate will decline to below 2% by the end of 2011. Approximately $155 billion in new issues were sold in the first half of 2011 although volume slowed by late June. High yield mutual fund flows were quite positive in the beginning of the year netting about $10.7 billion, but turned decidedly negative in June as approximately $5.5 billion flowed out.

Lazard U.S. Equity Value Portfolio

For the six months ended June 30, 2011, the Lazard U.S. Equity Value Portfolio’s Institutional Shares posted a total return of 4.50%, while Open Shares posted a total return of 4.37%, as compared with the 5.92% return for the Russell 1000 Value® Index.

An overweight position in the health care sector contributed to performance. Shares of managed health care company WellPoint increased as it benefited from stronger pricing and lower-than-expected utilization rates. Stock selection and an overweight position in the consumer discretionary sector also helped returns. Shares of Comcast rose as the cable and media company continued to execute well. The company provided better customer service, experienced growth of high speed internet, digital video and voice subscribers, and its profitability per user continued to increase.

In contrast, stocks in the information technology sector detracted from performance. Shares of Lender Processing Services, a technology services provider to the mortgage industry, declined due to the combination of weak mortgage

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volume and the mortgage industry’s legal and regulatory overhang. Stock selection in the materials sector also hurt returns. Shares of Owens-Illinois, one of the largest manufacturers of glass containers, decreased as the company’s margins were hurt by higher-than-expected natural gas prices, especially in Europe. The company also declined as beer volumes in North America were weaker than expected.

Lazard U.S. Strategic Equity Portfolio

For the six months ended June 30, 2011, the Lazard U.S. Strategic Equity Portfolio’s Institutional Shares posted a total return of 5.35%, while Open Shares posted a total return of 5.24%, as compared with the 6.02% return for the S&P 500® Index.

Stock selection and an underweight position in the financials sector contributed to performance. Shares of NYSE Euronext, one of the world’s largest equities and derivatives exchanges, climbed on the news that it agreed to be acquired by German exchange operator Deutsche Borse. We exited the position as a result of this activity. Stock selection in the consumer discretionary sector also helped returns. Shares of Comcast rose as the cable and media company continued to execute well. The company provided better customer service, experienced growth of high speed internet, digital video and voice subscribers, and its profitability per user continued to increase.

In contrast, stock selection in the consumer staples sector detracted from performance. Shares of Molson Coors Brewing fell as beer volumes were weaker-than-expected. Additionally, the stock faced continued uncertainty about its capital deployment. Stock selection in the information technology sector also hurt returns. Shares of Lender Processing Services, a technology services provider to the mortgage industry, declined as weak mortgage volume combined with the mortgage industry’s legal and regulatory overhang.

Lazard U.S. Mid Cap Equity Portfolio

For the six months ended June 30, 2011, the Lazard U.S. Mid Cap Equity Portfolio’s Institutional Shares posted a total return of 4.52%, while Open Shares posted a total return of 4.34%, as compared with the 8.08% return for the Russell Midcap® Index.

A lack of holdings in telecom services contributed to performance, as the sector had the lowest returns in the index for the year-to-date period. Stock selection in the energy sector also helped returns. Shares of Williams Companies rose when the company announced its plans to split into two businesses: one focused on pipelines, and one focused on exploration and production. Shares of EQT, a natural gas producer, rose after the company reported strong quarterly results, driven by increased production and improved well productivity. The stock also benefited from greater investor appetite for gas after the nuclear plant problems in Japan.

In contrast, stock selection in the health care sector detracted from performance. A lack of exposure to managed care companies, which benefited from stronger pricing and lower utilization than expected, hurt returns. A position in Hospira, a specialty pharmaceutical and medication delivery company, was another detractor in the health care sector. The stock decreased after the company reported lower-than-expected earnings, primarily due to operational issues. The position was subsequently sold from the Portfolio. Stock selection in the consumer discretionary sector also hurt returns. Shares of Newell Rubbermaid, a manufacturer and marketer of branded consumer products, declined after lowering its full-year earnings guidance.

Lazard U.S. Small-Mid Cap Equity Portfolio

For the six months ended June 30, 2011, the Lazard U.S. Small-Mid Cap Equity Portfolio’s Institutional Shares posted a total return of 6.19%, while Open Shares posted a total return of 5.96%, as compared with the 8.06% return for the Russell 2500® Index.

Stock selection in the health care and consumer discretionary sectors detracted from the Portfolio, while selection in the energy and financials sectors helped performance. Pain Therapeutics, a pain management drug developer, hurt performance in the health care sector after the U.S. Food and Drug Administration in June delayed approval for the company’s painkiller, Remoxy. The position was sold following this news. VCA Antech, an operator of veterinary hospitals and laboratories, also underperformed within the sector.

In the consumer discretionary sector, Liz Claiborne, a designer of branded women’s and men’s apparel, detracted from performance. The company warned early in January that its earnings would miss consensus expectations, which led to a drop in its share price. The position in Liz Claiborne was subsequently sold from the Portfolio. Newell Rubbermaid, a manufacturer of branded consumer products; American Eagle Outfitters, a casual apparel retailer; and

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Brown Shoe, an operator of retail shoe stores, each declined on earnings that fell short of expectations.

Helmerich & Payne, a provider of contract drilling of oil and gas wells, helped performance in the energy sector after it announced stronger-than-expected earnings along with new contracts during the period. Key Energy Services, a provider of onshore, rig-based well services, announced better-than-expected guidance in April, which helped to lift the company’s share price. Complete Production Services, which provides oil and natural gas production servicing, also rose sharply following a strong earnings announcement.

In the financials sector, NYSE Euronext which operates an international stock exchange, also helped performance. The company was an acquisition target, pursued by Deutsche Boerse, a German exchange operator, and by two U.S. exchange operators. The bids for NYSE Euronext caused its share price to rise significantly over the period. The position was sold, as it had fulfilled our valuation expectations.

Lazard Global Listed Infrastructure Portfolio

For the six months ended June 30, 2011, the Lazard Global Listed Infrastructure Portfolio’s Institutional Shares posted a total return of 6.22%, while Open Shares posted a total return of 5.97%. The benchmark returns for the six months ended June 30, 2011 were 1.65% for the UBS Global 50/50 Infrastructure & Utilities® Index, and 5.29% for the MSCI World® Index.

Red Electrica, Spain’s monopoly electricity transmission network, was the largest contributor to performance over the period. The share price benefited from a strong Spanish market (due to well-received government austerity measures), and a government proposal to increase electricity fees that would reduce the tariff deficit without resorting to regulatory change.

Italian toll road company Societa Iniziative Autostradali e Servizi also added to performance. The company benefited from the implementation of tariff increases on January 1, 2011, in accordance with its concession agreement. The company reported strong year-over-year earnings in the first quarter of the year.

East Japan Railway Company detracted from returns over the period as a result of damage and operational delays caused by the Tohoku earthquake and tsunami. While the company revealed that most of the damages are likely recoverable under insurance, the company also suffered operational delays elsewhere on its network due to the tsunami’s impact on electricity supplies. As a result, the stock was sold during the period.

Portuguese toll road operator Brisa Auto-Estradas de Portugal (Brisa) detracted from returns as Portugal accepted a bailout package led by the European Union and the International Monetary Fund. As a purely domestic player, Brisa was impacted by concerns over the negative effect that subsequent austerity measures could have on economic activity. Brisa was eliminated from the Portfolio during the period.

Lazard International Equity Portfolio

For the six months ended June 30, 2011, the Lazard International Equity Portfolio’s Institutional Shares posted a total return of 6.66%, while Open Shares posted a total return of 6.54%, as compared with the 4.98% return for the EAFE Index.

Among the drivers of positive stock selection were the financials and consumer discretionary sectors as well as Continental Europe and Japan. Daito Trust Construction stands out within financials and Japan for its continued strong performance in the aftermath of the earthquake. The company has limited exposure to the negative effects of the crisis and may even benefit from increased housing demand. Japanese consumer discretionary companies Yamada Denki and Don Quijote also performed well as both saw encouraging sales despite the crisis in the country. Continental European consumer discretionary stocks BMW and Valeo continued to see resilient demand and margin growth.

In contrast, the Portfolio was negatively impacted by an overweight to, and stock selection in the information technology sector and by exposure to emerging markets. In the information technology sector, an overweight to a lagging sector was a drag on performance. An overweight to underperforming emerging markets hurt portfolio performance in the six months ended June 30, 2011 as did some stock specific performance in Samsung Electronics and Turkiye Garanti Bankasi.

Lazard International Equity Select Portfolio
For the six months ended June 30, 2011, the Lazard International Equity Select Portfolio’s Institutional Shares posted a total return of 6.38%, while Open Shares posted a total

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return of 6.11%, as compared with the 3.80% return for the MSCI All Country World® Index ex-U.S.

Stock selection was the most significant positive effect on the Portfolio, particularly in the health care and energy sectors as well as Continental Europe and Japan. Daito Trust and Yamada Denki stand out within Japan for their continued strong performance in the aftermath of the earthquake. Daito Trust has limited exposure to the negative effects of the crisis and may even benefit from increased housing demand while Yamada Denki also performed on encouraging sales despite the crisis in the country. Continental European consumer discretionary stocks BMW and Valeo continued to see resilient demand and margin growth while French pharmaceutical Sanofi and French energy services company Technip also performed strongly. Stock selection in emerging markets also benefitted the Portfolio as information technology company Cielo and automobile components company Hyundai Mobis performed well.

In contrast, the Portfolio was negatively impacted by stock selection in the telecom services and industrials sectors. Within telecom services, the main detractor was Turkcell as it declined on intensifying competition and a weak currency. Within industrials, Weichai Power detracted from relative returns as it was impacted by reduced credit availability stemming from government actions designed to slow the economy.

Lazard International Strategic Equity Portfolio

For the six months ended June 30, 2011, the Lazard International Strategic Equity Portfolio’s Institutional Shares posted a total return of 6.21%, while Open Shares posted a total return of 6.09%, as compared with the 4.98% return for the EAFE Index.

The most positive drivers in the period were in the consumer discretionary sector. Auto stocks BMW, Hyundai Mobis and Valeo continue to see resilient demand and margin growth not reflected in single-digit valuation multiples, while in the retailing industry the Japanese companies Don Quijote and Yamada Denki both saw encouraging sales progress despite the earthquake in March. The building material supplier JS Group saw encouraging benefits from its restructuring program, and the Portfolio’s Japanese holdings overall performed particularly well in the first half of 2011. Stock selection in health care was strong with Sanofi up strongly from a low base, while in financials Daito Trust

Construction of Japan also saw resilient orders for its apartments and AIA Group and Prudential saw strong growth in sales in Asia. Sampo of Finland continued its long track record of strong financial performance, led by one of the strongest management teams in the industry.

On the negative side, the biggest drag came from the Portfolio’s exposure to two companies in Egypt, Commercial International Bank and cigarette company Eastern Co., which declined heavily after the revolution. Stocks in Brazil were also weak despite attractive valuations, falling on fears of tightening policy. Asset managers Man Group and Julius Baer Group, and financial services company IG Group, suffered from challenging market conditions. The alternative telecom companies eAccess and TalkTalk Telecom Group fell on the back of weakening revenue performance, while construction company Tecnicas Reunidas has struggled through a period of weak order flow in a competitive market.

Lazard International Small Cap Equity Portfolio

For the six months ended June 30, 2011, the Lazard International Small Cap Equity Portfolio’s Institutional Shares posted a total return of 2.71%, while Open Shares posted a total return of 2.58%, as compared with the 3.84% return for the MSCI EAFE Small Cap Index.

During the period, the Portfolio benefited from strong stock selection in Norway, the energy sector, and the health care sector. Stock selection lagged in Germany, Hong Kong, Singapore, and in the financials and industrials sectors.

Kongsberg Gruppen helped the Portfolio over the period. Kongsberg provides high technology goods to both the maritime and the defense industries. In February, the company reported very strong results with record sales and operating margins. The company also benefitted from an announcement regarding new orders from, and other business with, the U.S. government.

EVA Precision Industrial was an underperformer within the industrials sector, and detracted from the Portfolio’s returns. EVA designs and fabricates metal stamping and plastic injection molds and supplies sub-assembly components to the Japanese-dominated commercial copier industry. The company’s order flow in the first half of this fiscal year suffered from supply chain disruptions in the wake of the Japanese earthquake and tsunami.

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Lazard Emerging Markets Equity Portfolio

For the six months ended June 30, 2011, the Lazard Emerging Markets Equity Portfolio’s Institutional Shares posted a total return of -0.28%, while Open Shares posted a total return of -0.45%, as compared with the 0.88% return for the EM Index.

In the first half of the year, the Portfolio was helped by rising share prices in Cielo and Redecard, both credit card processors in Brazil, which recovered on expectations of rational pricing and strong volumes. First Quantum Minerals, a metals and mining company with operations primarily in Zambia, performed well due to strong copper prices and upgraded reserve estimates. Finally, stock selection within the information technology sector added value.

In contrast, stock selection within the telecom services sector detracted from the Portfolio’s performance. Notably, Turkcell, a Turkish telecommunications company, was weak due to margin pressure from increased competition. In addition, MediaTek, a Taiwanese developer, manufacturer and distributor of multimedia integrated circuits, disappointed investors with their margin guidance due to pricing pressure on their 2G handsets. Commercial International Bank in Egypt experienced declines due to social unrest there.

Lazard Developing Markets Equity Portfolio

For the six months ended June 30, 2011, the Lazard Developing Markets Equity Portfolio’s Institutional Shares posted a total return of -1.46%, while Open Shares posted a total return of -1.52%, as compared with the 0.88% return for the EM Index.

Stock selection within the industrials sector and in South Korea helped the Portfolio over the period. Shares of Samsung Engineering, a South Korean engineering and construction company, performed well due to expectations of strong orders and earnings growth for 2011.

Stock selection within the materials sector and in South Africa also helped the Portfolio during the six-month period. Exxaro Resources, a South African mining and coal producer, outperformed due to higher commodity prices.

An overweight position in Russia added value during the period. Shares of Uralkali, a Russian fertilizer company, rose along with strong fertilizer demand.

Conversely, stock selection within the consumer discretionary sector as well as in Brazil and Mexico detracted from performance. Corporacion GEO, a Mexican builder, underperformed on lower than expected volume growth. Cyrela Brazil Realty performed poorly during the period on concerns that issues with joint venture partners and higher labor costs would continue to drag margins lower.

Stock selection within the financials sector also hurt returns. Shares of Shriram Transport Finance, an Indian commercial vehicle financing company, underperformed as the central bank was expected to implement stricter measures on securitization.

Stock selection within the energy sector also detracted from relative performance. Shares of Pacific Rubiales Energy, a Colombian oil and gas exploration, development, and production company, declined on weaker-than-expected year-end production volumes caused by pipeline capacity constraints as well as lower reported reserve numbers.

Lazard Emerging Markets Equity Blend Portfolio

For the six months ended June 30, 2011, the Lazard Emerging Markets Equity Blend Portfolio’s Institutional Shares posted a total return of 0.80%, while Open Shares posted a total return of 0.64%, as compared with the 0.88% return for the EM Index.

The Portfolio is managed using a combination of two of the Investment Manager’s equity strategies in emerging markets, a relative value strategy and a relative growth strategy. The Investment Manager considers four broad economic contexts pertinent to allocation decisions between the relative value and growth strategies: Differentiation, Expansion, Mania, and Panic.

Changes made to the Portfolio’s allocation among these economic contexts during the first six months of 2011 reflected a consideration of many factors, including the Eurozone sovereign debt crisis; global macro data readings, particularly the Purchasing Manager’s Index (which measures economic activity) in China, the United States, the United Kingdom, and the Eurozone; investor’s flows into emerging markets; the U.S. Federal Reserve’s and the European Central Bank’s policies; U.S. housing sector data; and other data.

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In the second quarter of 2011, we increased our overweight to the relative growth strategy, as we believed that capital would continue to seek higher yielding assets in emerging markets where debt levels and fiscal policies appeared to be on a more sustainable trajectory. At the beginning of June, we shifted to a modest overweight to the relative value strategy. We believed that a plateau or pullback in global manufacturing activity, together with a potential renewal of sovereign debt concerns in the Eurozone—which could dampen risk appetite, weaken the euro, and have a detrimental impact on demand from a large export destination for emerging markets products—would favor value companies relative to growth companies within emerging markets. These changes resulted in an average overweight to growth during the second quarter, which hurt performance as the value strategy outperformed the growth strategy over the period.

In the first half of the year, stock selection in industrials and materials added value, as did stock selection in Brazil and South Africa. In contrast, stock selection in telecom services and an overweight exposure to and stock selection in, information technology detracted from performance, as did stock selection in Taiwan, an overweight exposure to Egypt, and stock selection in Mexico.

Lazard U.S. High Yield Portfolio

For the six months ended June 30, 2011, the Lazard U.S. High Yield Portfolio’s Institutional Shares posted a total return of 3.79%, while Open Shares posted a total return of 3.84%, as compared with the 4.93% return for the Merrill Lynch High Yield Master II® Index (the High Yield Index).

The Portfolio underperformed over the first six months of 2011 as lower quality and finance related securities continued to outperform. The Portfolio was very underweight to these particular sectors as we believe they are generally more volatile than better-quality industrial/utility sectors. Performance was helped by overweight positions in the gaming and energy sectors and by underweight positions in paper. Performance was hurt by very limited exposure to CCC rated and lower quality securities, and to the finance and utility sectors. The Portfolio’s shorter duration also detracted from relative performance.

While the Portfolio’s higher-quality focus and minimal exposure to financial sector securities has held back returns relative to the High Yield Index, we have maintained our credit discipline throughout the market volatility of the past several years. As of June 30, 2011, over 56% of the holdings by market value were rated BB- or better by Standard & Poor’s and 74% were rated B+ or better.

Lazard Capital Allocator Opportunistic Strategies Portfolio

For the six months ended June 30, 2011, the Lazard Capital Allocator Opportunistic Strategies Portfolio’s Institutional Shares posted a total return of 2.51%, while Open Shares posted a total return of 2.21%. The benchmark returns for the six months ended June 30, 2011 were 5.29% for the MSCI World Index and 4.28% for the Global Asset Allocation Blended Index.

Contrarian and discounted investments added to the Portfolio’s returns for the six-month period. Diversifying investments were generally flat versus the Global Asset Allocation Blended Index, while thematic investments detracted from performance.

Within contrarian investments, which comprised 23% of the Portfolio as of June 30, 2011, a position in health care equities helped performance, as the traditionally defensive health care sector rose amid the market uncertainty. The contrarian position in information technology, however, offset some of this positive performance.

Discounted investments—which comprised 4% of the Portfolio as of June 30, 2011 and was the best-performing segment for the period—provided strong results mainly due to discount narrowing in the China and U.S. large-cap closed-end fund investments. No holdings in this segment detracted from returns for the period.

The Portfolio’s diversifying positions, 25% of the Portfolio as of June 30, 2011, performed generally in line with the Global Asset Allocation Blended Index for the six-month period. The Portfolio’s interest rate hedge and a position in global consumer staples equities hurt returns, while exposure to U.S. consumer staples equities, gold, and high yield fixed income added to returns.

Thematic investments, 27% of the Portfolio as of June 30, 2011, underperformed and detracted from performance over the period. The largest underperformer was a Canadian small-cap position, which declined significantly in sympathy

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with the sharp sell-off in commodity prices. The position was subsequently sold. Exposure to the global materials sector, Taiwan, and Brazil also hurt the Portfolio’s returns.

The Portfolio exited the global materials and Brazil positions during the period.

Notes to Investment Overviews:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s Investment Manager (the “Investment Manager”),or State Street Bank and Trust Company, the Fund’s Administrator (“State Street”); without such waiver/reimbursement of expenses, the Portfolios’ returns would have been lower. Past performance is not indicative, or a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of June 30, 2011; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in each Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of each Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objective, strategies, risks and fees.

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The Lazard Funds, Inc. Performance Overviews (unaudited)

Lazard U.S. Equity Value Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard U.S. Equity Value Portfolio and Russell 1000® Value Index*

Average Annual Total Returns*
Periods Ended June 30, 2011
	One Year	Five Years	Since Inception	†

Institutional Shares**	27.22%	2.40%	3.11%

Open Shares**	26.73%	2.14%	2.83%

Russell 1000 Value Index	28.94%	1.15%	2.35%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Russell 1000 Value Index measures the performance of those Russell 1000 companies (the 1,000 largest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies by capitalization) with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged, has no fees or costs and is not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was September 30, 2005.

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Lazard U.S. Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard U.S. Strategic Equity Portfolio and S&P 500® Index*

Average Annual Total Returns*
Periods Ended June 30, 2011
	One Year	Five Years	Since Inception	†

Institutional Shares**	30.94%	2.57%	3.10%

Open Shares**	30.58%	2.24%	2.81%

S&P 500 Index	30.69%	2.94%	3.42%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The index is unmanaged, has no fees or costs and is not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was December 30, 2004.

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Lazard U.S. Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard U.S. Mid Cap Equity Portfolio and Russell Midcap® Index*

Average Annual Total Returns*
Periods Ended June 30, 2011
	One Year	Five Years	Ten Years

Institutional Shares**	31.82%	3.55%	6.67%

Open Shares**	31.53%	3.28%	6.37%

Russell Midcap Index	38.47%	5.30%	7.59%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index (which consists of the 1,000 largest U.S. companies by capitalization). The index is unmanaged, has no fees or costs and is not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

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Lazard U.S. Small-Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard U.S. Small-Mid Cap Equity Portfolio, Russell 2500® Index and Russell 2000/2500 Linked Index*

Average Annual Total Returns*
Periods Ended June 30, 2011
	One Year	Five Years	Ten Years

Institutional Shares**	34.98%	6.58%	8.06%

Open Shares**	34.55%	6.24%	7.76%

Russell 2500 Index	39.28%	5.20%	7.40%

Russell 2000/2500 Linked Index	39.28%	5.04%	6.75%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Russell 2500 Index is comprised of the 2,500 smallest U.S. companies included in the Russell 3000 Index (which consists of the 3,000 largest U.S. companies by capitalization). The Russell 2000/2500 Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the Russell 2000® Index for all periods through August 24, 2008 and the Russell 2500 Index for all periods thereafter. The Russell 2000 Index is comprised of the 2,000 smallest U.S. companies included in the Russell 3000 Index. The indices are unmanaged, have no fees or costs and are not available for investment.

The Portfolio was previously known as Lazard U.S. Small Cap Equity Portfolio. As of August 25, 2008, the Portfolio changed its name to Lazard U.S. Small-Mid Cap Equity Portfolio and changed its investment strategy to invest in equity securities of small-mid cap U.S. companies.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

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Lazard Global Listed Infrastructure Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Listed Infrastructure Portfolio, UBS Global 50/50 Infrastructure & Utilities® Index and MSCI World® Index*

Average Annual Total Returns*
Periods Ended June 30, 2011

	One Year	Since Inception	†

Institutional Shares**	22.91%	8.66%

Open Shares**	22.40%	8.25%

UBS Global 50/50 Infrastructure & Utilities Index	11.54%	3.82%

MSCI World Index	30.51%	11.46%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The UBS Global 50/50 Infrastructure & Utilities Index tracks a 50% exposure to the global developed-market utilities sector and a 50% exposure to the global developed-market infrastructure sector. The MSCI World Index is a market capitalization-weighted index of companies representative of the market structure of 24 developed market countries in North America, Europe, and the Asia/Pacific region. The indices are unmanaged, have no fees or costs and are not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was December 31, 2009.

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Lazard International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Portfolio and EAFE Index*

Average Annual Total Returns*
Periods Ended June 30, 2011

	One Year	Five Years	Ten Years

Institutional Shares**	30.76%	2.31%	4.81%

Open Shares**	30.35%	1.99%	4.52%

EAFE Index	30.36%	1.48%	5.66%

*	All returns reflect reinvestment of all dividends and distributions, if any.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

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Lazard International Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Select Portfolio, MSCI All Country World Index ex-U.S. (ACWI® ex-U.S.), EAFE/ACWI ex-U.S. Linked Index and EAFE Index*

Average Annual Total Returns*
Periods Ended June 30, 2011

	One Year	Five Years	Ten Years

Institutional Shares**	31.85%	1.01%	4.36%

Open Shares**	31.41%	0.68%	4.06%

MSCI ACWI ex-U.S.	29.73%	3.67%	7.48%

EAFE/ACWI ex-U.S. Linked Index	29.73%	1.38%	5.61%

EAFE Index	30.36%	1.48%	5.66%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The MSCI ACWI ex-U.S. is a free floated-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The EAFE/ACWI ex-U.S. Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the EAFE Index for all periods through June 30, 2010 and the MSCI ACWI ex-U.S. for all periods thereafter. The EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. As of July 1, 2010, The EAFE Index was replaced with the MSCI ACWI ex-U.S. The change of index reflects a change in the Investment Manager’s benchmark index across a broad range of similar strategies and products managed by the Investment Manager. The indices are unmanaged, have no fees or costs and are not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

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Lazard International Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Strategic Equity Portfolio and EAFE Index*

Average Annual Total Returns*
Periods Ended June 30, 2011

	Institutional Shares				Open Shares
	One Year	Five Years	Since Inception	†	One Year	Five Years	Since Inception	†

International Strategic Equity Portfolio**	34.87%	3.45%	6.55%		34.44%	3.09%	3.78%

EAFE Index	30.36%	1.48%	4.32%		30.36%	1.48%	2.07%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was October 31, 2005 and for Open Shares was February 3, 2006.

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Lazard International Small Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Small Cap Equity Portfolio and MSCI EAFE Small Cap Index*

Average Annual Total Returns*
Periods Ended June 30, 2011

	One Year	Five Years	Ten Years

Institutional Shares**	34.98%	-0.50%	7.92%

Open Shares**	34.54%	-0.77%	7.58%

MSCI EAFE Small Cap Index	36.41%	2.32%	10.09%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Small Cap Index is an arithmetic, market value-weighted average of the performance of securities of small cap companies listed on the stock exchanges of EAFE Index countries. The index is unmanaged, has no fees or costs and is not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

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Lazard Emerging Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Portfolio and EM Index*

Average Annual Total Returns*
Periods Ended June 30, 2011

	One Year	Five Years	Ten Years

Institutional Shares**	26.84%	12.50%	17.83%

Open Shares**	26.44%	12.11%	17.50%

EM Index	27.80%	11.42%	16.20%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

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Lazard Developing Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Developing Markets Equity Portfolio and EM Index*

Average Annual Total Returns*
Periods Ended June 30, 2011

	One	Since
	Year	Inception	†

Institutional Shares**	32.58%	22.08%

Open Shares**	32.20%	21.77%

EM Index	27.80%	17.27%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was September 30, 2008.

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Lazard Emerging Markets Equity Blend Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Blend Portfolio and EM Index*

Average Annual Total Returns*
Periods Ended June 30, 2011

	One	Since
	Year	Inception	†

Institutional Shares**	25.79%	23.24%

Open Shares**	25.39%	22.88%

EM Index	27.80%	24.56%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was May 28, 2010.

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Lazard U.S. High Yield Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard U.S. High Yield Portfolio and Merrill Lynch High Yield Master II® Index*

Average Annual Total Returns*
Periods Ended June 30, 2011

	One	Five	Ten
	Year	Years	Years

Institutional Shares**	12.23%	6.78%	5.95%

Open Shares**	11.86%	6.51%	5.68%

Merrill Lynch High Yield Master II Index	15.40%	9.20%	8.76%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Merrill Lynch High Yield Master II Index provides a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The index is unmanaged, has no fees or costs and is not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

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Lazard Capital Allocator Opportunistic Strategies Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Capital Allocator Opportunistic Strategies Portfolio, MSCI World Index, Global Asset Allocation Blended Index and Global Market Exposure Index*

Average Annual Total Returns*
Periods Ended June 30, 2011

	Institutional Shares			Open Shares
	One	Since		One	Since
	Year	Inception	†	Year	Inception	†

Capital Allocator Opportunistic Strategies Portfolio**	22.46%	2.59%		21.86%	2.40%

MSCI World Index	30.51%	–0.22%		30.51%	–0.09%

Global Asset Allocation Blended Index	19.45%	2.94%		19.45%	3.00%

Global Market Exposure Index	19.18%	3.90%		19.18%	3.92%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The MSCI World Index is a market capitalization-weighted index of companies representative of the market structure of 24 developed market countries in North America, Europe, and the Asia/Pacific region. The Global Asset Allocation Blended Index is rebalanced quarterly and is a blended index constructed by the Portfolio’s Investment Manager that is comprised of 60% MSCI World (Net) Index and 40% Barclays Capital U.S. Aggregate Bond® Index. The Global Market Exposure Index is a blended index constructed by the Portfolio’s Investment Manager, which is comprised of 36% Barclays Capital U.S. Aggregate Bond Index, 19.5% S&P 500 Index, 15% MSCI Europe® Index, 9% MSCI Pacific® Index, 6% EM Index, 6% S&P MidCap 400® Index, 4.5% S&P SmallCap 600® Index, and 4% Three Month London Interbank Offered Rate. As of July 1, 2010, the Global Market Exposure Index was replaced with the Global Asset Allocation Blended Index. The Investment Manager believes that the Global Asset Allocation Blended Index is a more appropriate comparison for the Portfolio’s investment strategies. The indices are unmanaged, have no fees or costs and are not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was March 26, 2008 and for Open Shares was March 31, 2008.

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The Lazard Funds, Inc. Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from January 1, 2011 through June 30, 2011 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Portfolio	Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During Period* 1/1/11 - 6/30/11	Annualized Expense Ratio During Period 1/1/11 - 6/30/11

U.S. Equity Value Portfolio
Institutional Shares
Actual	$1,000.00	$1,045.00	$3.80	0.75%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.08	$3.76	0.75%
Open Shares
Actual	$1,000.00	$1,043.70	$5.32	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.59	$5.26	1.05%

U.S. Strategic Equity Portfolio
Institutional Shares
Actual	$1,000.00	$1,053.50	$3.82	0.75%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.08	$3.76	0.75%
Open Shares
Actual	$1,000.00	$1,052.40	$5.34	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.59	$5.26	1.05%

U.S. Mid Cap Equity Portfolio
Institutional Shares
Actual	$1,000.00	$1,045.20	$4.61	0.91%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.29	$4.55	0.91%
Open Shares
Actual	$1,000.00	$1,043.40	$5.94	1.17%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.98	$5.87	1.17%

24  Semi-Annual Report

Portfolio	Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During Period* 1/1/11 - 6/30/11	Annualized Expense Ratio During Period 1/1/11 - 6/30/11

U.S. Small-Mid Cap Equity Portfolio
Institutional Shares
Actual	$1,000.00	$1,061.90	$4.51	0.88%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.42	$4.42	0.88%
Open Shares
Actual	$1,000.00	$1,059.60	$6.09	1.19%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.88	$5.97	1.19%

Global Listed Infrastructure Portfolio
Institutional Shares
Actual	$1,000.00	$1,062.20	$5.58	1.09%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.38	$5.47	1.09%
Open Shares
Actual	$1,000.00	$1,059.70	$8.17	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.86	$8.00	1.60%

International Equity Portfolio
Institutional Shares
Actual	$1,000.00	$1,066.60	$5.29	1.03%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.67	$5.17	1.03%
Open Shares
Actual	$1,000.00	$1,065.40	$6.80	1.33%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.21	$6.65	1.33%

International Equity Select Portfolio
Institutional Shares
Actual	$1,000.00	$1,063.80	$5.88	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.09	$5.76	1.15%
Open Shares
Actual	$1,000.00	$1,061.10	$7.41	1.45%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.60	$7.25	1.45%

International Strategic Equity Portfolio
Institutional Shares
Actual	$1,000.00	$1,062.10	$4.51	0.88%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.42	$4.42	0.88%
Open Shares
Actual	$1,000.00	$1,060.90	$5.91	1.16%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.06	$5.79	1.16%

International Small Cap Equity Portfolio
Institutional Shares
Actual	$1,000.00	$1,027.10	$5.68	1.13%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.19	$5.66	1.13%
Open Shares
Actual	$1,000.00	$1,025.80	$7.18	1.43%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.70	$7.15	1.43%

Semi-Annual Report  25

Portfolio	Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During Period* 1/1/11 - 6/30/11	Annualized Expense Ratio During Period 1/1/11 - 6/30/11

Emerging Markets Equity Portfolio
Institutional Shares
Actual	$1,000.00	$997.20	$5.57	1.12%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.22	$5.63	1.12%
Open Shares
Actual	$1,000.00	$995.50	$7.12	1.44%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.66	$7.20	1.44%

Developing Markets Equity Portfolio
Institutional Shares
Actual	$1,000.00	$985.40	$6.22	1.26%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.53	$6.32	1.26%
Open Shares
Actual	$1,000.00	$984.80	$7.81	1.59%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.93	$7.93	1.59%

Emerging Markets Equity Blend Portfolio
Institutional Shares
Actual	$1,000.00	$1,008.00	$6.72	1.35%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.10	$6.76	1.35%
Open Shares
Actual	$1,000.00	$1,006.40	$8.21	1.65%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.61	$8.25	1.65%

Emerging Markets Multi-Strategy Portfolio**
Institutional Shares
Actual	$1,000.00	$994.00	$3.23	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,009.22	$3.26	1.30%
Open Shares
Actual	$1,000.00	$994.00	$3.98	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,008.48	$4.01	1.60%

Emerging Markets Debt Portfolio†
Institutional Shares
Actual	$1,000.00	$1,045.50	$3.76	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,013.04	$3.70	1.10%
Open Shares
Actual	$1,000.00	$1,044.40	$4.78	1.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,012.03	$4.71	1.40%

U.S. High Yield Portfolio
Institutional Shares
Actual	$1,000.00	$1,037.90	$2.78	0.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.07	$2.76	0.55%
Open Shares
Actual	$1,000.00	$1,038.40	$4.30	0.85%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.58	$4.26	0.85%

26  Semi-Annual Report

Portfolio	Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During Period* 1/1/11 - 6/30/11	Annualized Expense Ratio During Period 1/1/11 - 6/30/11

U.S. Municipal Portfolio†
Institutional Shares
Actual	$1,000.00	$1,016.40	$1.35	0.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.38	$1.35	0.40%
Open Shares
Actual	$1,000.00	$1,015.40	$2.36	0.70%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.37	$2.36	0.70%

Capital Allocator Opportunistic Strategies Portfolio
Institutional Shares
Actual	$1,000.00	$1,025.10	$5.12	1.02%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.74	$5.11	1.02%
Open Shares
Actual	$1,000.00	$1,022.10	$6.62	1.32%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.25	$6.61	1.32%

*	Expenses are equal to the annualized expense ratio of each Share class multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

**	Emerging Markets Multi-Strategy Portfolio commenced investment operations on March 31, 2011.

†	Emerging Markets Debt Portfolio and U.S. Municipal Portfolio commenced investment operations on February 28, 2011.

Semi-Annual Report  27

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector June 30, 2011 (unaudited)

Sector*	Lazard U.S. Equity Value Portfolio	Lazard U.S. Strategic Equity Portfolio	Lazard U.S. Mid Cap Equity Portfolio	Lazard U.S. Small-Mid Cap Equity Portfolio	Lazard Global Listed Infrastructure Portfolio

Consumer Discretionary	8.4%	12.2%	16.6%	15.5%	—%
Consumer Staples	10.0	13.9	6.9	4.0	—
Energy	12.7	12.5	10.0	7.6	—
Financials	23.0	12.4	15.6	16.5	—
Health Care	16.3	12.1	10.6	8.1	—
Industrials	6.6	11.2	13.5	15.4	50.0
Information Technology	11.4	17.5	15.3	17.3	0.8
Materials	4.4	6.2	5.5	7.5	—
Telecommunication Services	3.8	—	—	—	—
Utilities	2.2	—	3.2	2.6	48.6
Short-Term Investments	1.2	2.0	2.8	5.5	0.6
Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

Sector*	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Equity Portfolio	Lazard Emerging Markets Equity Portfolio

Consumer Discretionary	13.8%	11.0%	19.5%	17.7%	5.5%
Consumer Staples	10.3	12.9	11.6	6.4	12.1
Energy	8.6	8.6	8.1	6.6	5.8
Financials	23.1	24.2	22.5	5.9	22.2
Health Care	9.6	9.1	8.1	11.1	—
Industrials	8.2	9.4	8.1	29.1	8.8
Information Technology	9.4	9.6	6.5	13.5	16.7
Materials	7.8	8.1	8.6	5.4	16.3
Telecommunication Services	5.1	5.9	4.2	3.8	9.2
Utilities	0.9	—	—	—	2.2
Short-Term Investments	3.2	1.2	2.8	0.5	1.2
Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

Sector*	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi-Strategy Portfolio	Lazard Capital Allocator Opportunistic Strategies Portfolio

Consumer Discretionary	15.5%	10.2%	5.8%	6.4%
Consumer Staples	1.3	6.4	3.7	5.6
Energy	13.1	8.6	7.5	1.8
Financials	25.9	21.3	13.5	4.9
Fixed Income	—	—	24.7	18.9
Health Care	1.6	1.2	0.7	9.6
Industrials	11.8	10.1	6.1	7.7
Information Technology	11.8	15.3	8.7	8.4
Materials	9.4	11.5	8.1	7.1
Telecommunication Services	2.9	6.4	4.0	1.3
Utilities	2.4	2.7	2.0	4.7
Other	—	—	—	6.0
Short-Term Investments	4.3	6.3	15.2	17.6
Total Investments	100.0%	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

28  Semi-Annual Report

The Lazard Funds, Inc. Portfolio Holdings Presented by Region and Credit Rating June 30, 2011 (unaudited)

Region*	Lazard Emerging Markets Debt Portfolio

Africa	8.4%
Asia	33.0
Europe	22.6
North America	8.3
South America	17.6
Short-Term Investment	10.1
Total Investments	100.0%

S&P Credit Rating*	Lazard U.S. High Yield Portfolio	Lazard U.S. Municipal Portfolio

AAA	—%	32.6%
AA+	—	20.4
AA	—	12.8
AA-	—	4.9
A+	—	9.7
A	—	2.0
A-	—	4.3
BBB+	0.7	—
BBB	1.6	1.2
BBB-	5.1	—
BB+	8.4	—
BB	14.1	—
BB-	24.4	—
B+	17.9	—
B	12.8	—
B-	9.5	—
CCC+	0.8	—
CCC	0.8	—
CCC-	0.3	—
NR	—	5.0
NA	3.6	7.1
Total Investments	100.0%	100.0%

*	Represents percentage of total investments.

Semi-Annual Report  29

The Lazard Funds, Inc. Portfolios of Investments June 30, 2011 (unaudited)

Description	Shares	Value

Lazard U.S. Equity Value Portfolio

Common Stocks | 99.3%

Aerospace & Defense | 2.6%
General Dynamics Corp.	2,520	$187,791
Raytheon Co.	3,705	184,694
		372,485
Alcohol & Tobacco | 1.3%
Altria Group, Inc.	3,165	83,588
Molson Coors Brewing Co., Class B	2,100	93,954
		177,542
Automotive | 0.6%
Ford Motor Co. (a)	6,200	86,068

Banking | 12.0%
Bank of America Corp.	30,770	337,239
BB&T Corp.	2,440	65,490
Fifth Third Bancorp	6,675	85,106
JPMorgan Chase & Co.	13,866	567,674
PNC Financial Services Group, Inc.	2,260	134,719
Wells Fargo & Co.	18,325	514,199
		1,704,427
Cable Television | 1.4%
Comcast Corp., Class A	7,920	191,902

Chemicals | 1.5%
Air Products & Chemicals, Inc.	780	74,552
The Dow Chemical Co.	3,855	138,780
		213,332
Computer Software | 2.8%
Microsoft Corp.	11,280	293,280
Oracle Corp.	3,035	99,882
		393,162
Consumer Products | 5.0%
Energizer Holdings, Inc. (a)	1,660	120,118
Mattel, Inc.	2,570	70,649
Newell Rubbermaid, Inc.	11,040	174,211
The Procter & Gamble Co.	5,520	350,906
		715,884

Description	Shares	Value

Electric | 2.2%
American Electric Power Co., Inc.	2,725	$102,678
Entergy Corp.	1,015	69,304
PG&E Corp.	1,545	64,936
PPL Corp.	2,830	78,759
		315,677
Energy Exploration & Production | 4.7%
Anadarko Petroleum Corp.	1,925	147,763
Apache Corp.	835	103,031
Devon Energy Corp.	2,160	170,229
Occidental Petroleum Corp.	2,395	249,176
		670,199
Energy Integrated | 7.2%
Alpha Natural Resources, Inc. (a)	1,800	81,792
Chevron Corp.	5,451	560,581
ConocoPhillips	4,225	317,678
Hess Corp.	900	67,284
		1,027,335
Energy Services | 0.8%
Halliburton Co.	2,290	116,790

Financial Services | 6.6%
American Express Co.	1,600	82,720
Citigroup, Inc.	2,133	88,818
Franklin Resources, Inc.	880	115,535
Invesco, Ltd.	5,830	136,422
Lender Processing Services, Inc.	3,100	64,821
Morgan Stanley	3,740	86,057
The Bank of New York Mellon Corp.	5,309	136,017
The Goldman Sachs Group, Inc.	1,635	217,602
		927,992
Food & Beverages | 2.5%
Dr Pepper Snapple Group, Inc.	1,890	79,247
General Mills, Inc.	2,340	87,095
PepsiCo, Inc.	1,595	112,336
Ralcorp Holdings, Inc. (a)	810	70,130
		348,808
Forest & Paper Products | 0.7%
Rock-Tenn Co., Class A	1,450	96,193

Health Services | 1.6%
WellPoint, Inc.	2,875	226,464

The accompanying notes are an integral part of these financial statements.

30  Semi-Annual Report

Description	Shares	Value

Lazard U.S. Equity Value Portfolio (concluded)

Insurance | 4.5%
Aflac, Inc.	2,150	$100,362
Everest Re Group, Ltd.	980	80,115
Lincoln National Corp.	2,925	83,333
MetLife, Inc.	3,625	159,029
Prudential Financial, Inc.	3,440	218,750
		641,589
Leisure & Entertainment | 3.2%
Darden Restaurants, Inc.	1,490	74,143
International Game Technology	4,450	78,231
News Corp., Class A	4,730	83,721
The Walt Disney Co.	2,280	89,011
Viacom, Inc., Class B	2,605	132,855
		457,961
Manufacturing | 4.9%
Corning, Inc.	7,130	129,410
General Electric Co.	17,915	337,877
Honeywell International, Inc.	1,455	86,703
Illinois Tool Works, Inc.	1,290	72,872
Parker Hannifin Corp.	800	71,792
		698,654
Medical Products | 3.4%
Baxter International, Inc.	1,510	90,132
Covidien PLC	1,665	88,628
Hospira, Inc. (a)	1,350	76,491
Life Technologies Corp. (a)	1,300	67,691
Medtronic, Inc.	4,035	155,468
		478,410
Metal & Glass Containers | 1.1%
Owens-Illinois, Inc. (a)	5,970	154,086

Metals & Mining | 1.2%
Freeport-McMoRan Copper & Gold, Inc.	2,030	107,387
Newmont Mining Corp.	1,190	64,224
		171,611
Pharmaceutical & Biotechnology | 11.4%
Amgen, Inc. (a)	3,530	205,976
Gilead Sciences, Inc. (a)	3,135	129,820
Johnson & Johnson	4,538	301,868
Merck & Co., Inc.	6,950	245,266
Pfizer, Inc.	31,614	651,248
Warner Chilcott PLC, Class A	3,480	83,972
		1,618,150

Description	Shares	Value

Retail | 4.5%
CVS Caremark Corp.	3,115	$117,062
The Gap, Inc.	4,370	79,097
The TJX Cos., Inc.	2,505	131,587
Wal-Mart Stores, Inc.	5,770	306,618
		634,364
Semiconductor & Components | 4.0%
Intel Corp.	17,445	386,581
TE Connectivity, Ltd.	3,200	117,632
Texas Instruments, Inc.	2,115	69,436
		573,649
Technology Hardware | 3.8%
Apple, Inc. (a)	200	67,134
Cisco Systems, Inc.	15,530	242,423
Hewlett-Packard Co.	2,165	78,806
International Business Machines Corp.	840	144,102
		532,465
Telecommunications | 3.8%
AT&T, Inc.	17,125	537,896

Total Common Stocks
(Identified cost $12,837,258)		14,083,095

Short-Term Investment | 1.2%
State Street Institutional Treasury
Money Market Fund
(Identified cost $170,637)	170,637	170,637

Total Investments | 100.5%
(Identified cost $13,007,895) (b)		$14,253,732

Liabilities in Excess of Cash and
Other Assets | (0.5)%		(75,297)

Net Assets | 100.0%		$14,178,435

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 31

Description	Shares	Value

Lazard U.S. Strategic Equity Portfolio

Common Stocks | 97.3%

Aerospace & Defense | 2.3%
Raytheon Co.	35,300	$1,759,705

Agriculture | 1.1%
Monsanto Co.	11,700	848,718

Alcohol & Tobacco | 1.9%
Molson Coors Brewing Co., Class B	33,600	1,503,264

Automotive | 1.3%
Lear Corp.	19,300	1,032,164

Banking | 5.4%
Bank of America Corp.	66,600	729,936
BB&T Corp.	19,500	523,380
JPMorgan Chase & Co.	38,891	1,592,197
Wells Fargo & Co.	49,200	1,380,552
		4,226,065
Cable Television | 4.0%
Comcast Corp., Class A	129,800	3,145,054

Chemicals | 1.0%
The Dow Chemical Co.	21,100	759,600

Commercial Services | 2.2%
Apollo Group, Inc., Class A (a)	11,300	493,584
Corrections Corp. of America (a)	55,200	1,195,080
		1,688,664
Computer Software | 4.8%
Microsoft Corp.	60,935	1,584,310
Oracle Corp.	64,200	2,112,822
		3,697,132
Consumer Products | 3.1%
Energizer Holdings, Inc. (a)	11,400	824,904
Newell Rubbermaid, Inc.	25,500	402,390
Stanley Black & Decker, Inc.	5,400	389,070
The Procter & Gamble Co.	12,100	769,197
		2,385,561

Description	Shares	Value

Energy Exploration & Production | 3.2%
Apache Corp.	6,000	$740,340
Devon Energy Corp.	9,800	772,338
EQT Corp.	18,500	971,620
		2,484,298
Energy Integrated | 7.8%
Chevron Corp.	12,400	1,275,216
ConocoPhillips	50,900	3,827,171
CONSOL Energy, Inc.	20,100	974,448
		6,076,835
Energy Services | 1.5%
Halliburton Co.	8,700	443,700
Noble Corp.	17,600	693,616
		1,137,316
Financial Services | 4.4%
Ameriprise Financial, Inc.	19,400	1,118,992
Janus Capital Group, Inc.	900	8,496
Lender Processing Services, Inc.	26,100	545,751
Morgan Stanley	40,700	936,507
State Street Corp.	17,200	775,548
		3,385,294
Food & Beverages | 2.3%
General Mills, Inc.	21,700	807,674
Sysco Corp.	31,600	985,288
		1,792,962
Insurance | 2.6%
American International Group, Inc. (a)	8,000	234,560
Prudential Financial, Inc.	12,700	807,593
The Travelers Cos., Inc.	16,900	986,622
		2,028,775
Leisure & Entertainment | 1.3%
Darden Restaurants, Inc.	11,400	567,264
Viacom, Inc., Class B	8,600	438,600
		1,005,864
Manufacturing | 5.5%
Dover Corp.	11,900	806,820
Emerson Electric Co.	10,100	568,125
Honeywell International, Inc.	22,393	1,334,399
Illinois Tool Works, Inc.	18,300	1,033,767
Northrop Grumman Corp.	7,600	527,060
		4,270,171
Medical Products | 2.2%
Baxter International, Inc.	14,800	883,412
Medtronic, Inc.	22,000	847,660
		1,731,072

The accompanying notes are an integral part of these financial statements.

32  Semi-Annual Report

Description	Shares	Value

Lazard U.S. Strategic Equity Portfolio (concluded)

Metal & Glass Containers | 1.9%
Ball Corp.	37,630	$1,447,250

Metals & Mining | 2.3%
Newmont Mining Corp.	16,200	874,314
Nucor Corp.	21,200	873,864
		1,748,178
Pharmaceutical & Biotechnology | 9.8%
Amgen, Inc. (a)	16,800	980,280
Gilead Sciences, Inc. (a)	23,500	973,135
Johnson & Johnson	12,260	815,535
Merck & Co., Inc.	23,300	822,257
Pfizer, Inc.	196,600	4,049,960
		7,641,167
Retail | 11.3%
AutoZone, Inc. (a)	4,100	1,208,885
Lowe’s Cos., Inc.	37,100	864,801
The Gap, Inc.	42,200	763,820
Wal-Mart Stores, Inc.	57,100	3,034,294
Walgreen Co.	68,400	2,904,264
		8,776,064
Semiconductor & Components | 4.1%
Intel Corp.	101,000	2,238,160
Texas Instruments, Inc.	29,600	971,768
		3,209,928
Technology | 2.6%
AOL, Inc. (a)	21,100	419,046
eBay, Inc. (a)	23,000	742,210
Google, Inc., Class A (a)	1,760	891,229
		2,052,485

Description	Shares	Value

Technology Hardware | 6.0%
Cisco Systems, Inc.	62,055	$968,679
EMC Corp. (a)	26,000	716,300
International Business Machines Corp.	16,890	2,897,479
Lexmark International, Inc., Class A (a)	2,000	58,520
		4,640,978
Transportation | 1.4%
Norfolk Southern Corp.	14,200	1,064,006

Total Common Stocks
(Identified cost $63,845,690)		75,538,570

Preferred Stock | 0.7%

Automotive | 0.7%
Better Place, Inc., Series B
(Identified cost $453,501)	151,167	554,405

Short-Term Investment | 2.0%
State Street Institutional Treasury
Money Market Fund
(Identified cost $1,533,531)	1,533,531	1,533,531

Total Investments | 100.0%
(Identified cost $65,832,722) (b)		$77,626,506

Liabilities in Excess of Cash and
Other Assets | 0.0%		(2,224)

Net Assets | 100.0%		$77,624,282

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  33

Description	Shares	Value

Lazard U.S. Mid Cap Equity Portfolio

Common Stocks | 100.3%

Aerospace & Defense | 2.5%
Rockwell Collins, Inc.	72,000	$4,441,680

Alcohol & Tobacco | 2.1%
Molson Coors Brewing Co., Class B	82,700	3,699,998

Automotive | 1.7%
Lear Corp.	55,100	2,946,748

Banking | 3.5%
City National Corp.	43,200	2,343,600
Comerica, Inc.	54,300	1,877,151
Fifth Third Bancorp	143,700	1,832,175

		6,052,926

Cable Television | 1.0%
Cablevision Systems Corp., Group A	51,000	1,846,710

Chemicals | 0.6%
Eastman Chemical Co.	11,100	1,132,977

Coal | 0.7%
Arch Coal, Inc.	49,500	1,319,670

Commercial Services | 5.3%
Corrections Corp. of America (a)	124,100	2,686,765
Equifax, Inc.	101,900	3,537,968
The Interpublic Group of Cos., Inc.	242,900	3,036,250

		9,260,983

Computer Software | 5.4%
BMC Software, Inc. (a)	57,000	3,117,900
Intuit, Inc. (a)	37,100	1,924,006
Quest Software, Inc. (a)	68,000	1,545,640
Symantec Corp. (a)	144,300	2,845,596

		9,433,142

Construction & Engineering | 1.0%
Foster Wheeler AG (a)	57,400	1,743,812

Description	Shares	Value

Consumer Products | 6.6%
Avon Products, Inc.	52,300	$1,464,400
Energizer Holdings, Inc. (a)	47,800	3,458,808
Mattel, Inc.	89,900	2,471,351
Newell Rubbermaid, Inc.	169,300	2,671,554
Stanley Black & Decker, Inc.	20,100	1,448,205

		11,514,318

Education | 1.9%
DeVry, Inc.	55,600	3,287,628

Electric | 3.4%
CMS Energy Corp.	164,200	3,233,098
Wisconsin Energy Corp.	86,700	2,718,045

		5,951,143

Energy Exploration & Production | 4.7%
Energen Corp.	54,200	3,062,300
EQT Corp.	60,300	3,166,956
Noble Energy, Inc.	21,600	1,936,008

		8,165,264

Energy Services | 5.0%
Rowan Cos., Inc. (a)	77,600	3,011,656
The Williams Cos., Inc.	99,600	3,012,900
Tidewater, Inc.	50,400	2,712,024

		8,736,580

Financial Services | 6.5%
Ameriprise Financial, Inc.	76,500	4,412,520
Invesco, Ltd.	143,200	3,350,880
Lender Processing Services, Inc.	40,600	848,946
Principal Financial Group, Inc.	90,200	2,743,884

		11,356,230

Food & Beverages | 2.3%
Campbell Soup Co.	53,300	1,841,515
Ralcorp Holdings, Inc. (a)	24,600	2,129,868

		3,971,383

Health Services | 3.3%
HealthSouth Corp. (a)	85,400	2,241,750
Laboratory Corp. of America Holdings (a)	19,500	1,887,405
Quest Diagnostics, Inc.	26,900	1,589,790

		5,718,945

The accompanying notes are an integral part of these financial statements.

34  Semi-Annual Report

Description	Shares	Value

Lazard U.S. Mid Cap Equity Portfolio (concluded)

Housing | 0.8%
Owens Corning, Inc. (a)	36,300	$1,355,805

Insurance | 1.1%
PartnerRe, Ltd.	27,400	1,886,490

Leisure & Entertainment | 3.2%
Darden Restaurants, Inc.	45,000	2,239,200
International Game Technology	188,000	3,305,040

		5,544,240

Manufacturing | 5.4%
Dover Corp.	71,700	4,861,260
Parker Hannifin Corp.	20,400	1,830,696
Thomas & Betts Corp. (a)	50,300	2,708,655

		9,400,611

Medical Products | 5.2%
CareFusion Corp. (a)	73,150	1,987,485
DENTSPLY International, Inc.	39,700	1,511,776
Life Technologies Corp. (a)	51,281	2,670,202
Zimmer Holdings, Inc. (a)	47,500	3,002,000

		9,171,463

Metal & Glass Containers | 1.6%
Ball Corp.	74,800	2,876,808

Metals & Mining | 3.4%
Cliffs Natural Resources, Inc.	19,500	1,802,775
Compass Minerals International, Inc.	31,300	2,693,991
United States Steel Corp.	32,000	1,473,280

		5,970,046

Pharmaceutical & Biotechnology | 2.5%
Medicis Pharmaceutical Corp., Class A	38,600	1,473,362
Warner Chilcott PLC, Class A	123,900	2,989,707

		4,463,069

Real Estate | 5.2%
Duke Realty Corp.	144,700	2,027,247
LaSalle Hotel Properties REIT	82,400	2,170,416
The Macerich Co. REIT	41,500	2,220,250
Weingarten Realty Investors REIT	105,600	2,656,896

		9,074,809

Description	Shares	Value

Retail | 3.9%
ANN, Inc. (a)	40,100	$1,046,610
AutoZone, Inc. (a)	6,400	1,887,040
Ross Stores, Inc.	32,000	2,563,840
The TJX Cos., Inc.	26,000	1,365,780

		6,863,270

Semiconductor & Components | 3.2%
SanDisk Corp. (a)	29,100	1,207,650
Teradyne, Inc. (a)	104,900	1,552,520
Xilinx, Inc.	79,100	2,884,777

		5,644,947

Technology | 3.8%
Amdocs, Ltd. (a)	97,300	2,956,947
AOL, Inc. (a)	62,100	1,233,306
Teradata Corp. (a)	41,500	2,498,300

		6,688,553

Technology Hardware | 3.5%
Ingram Micro, Inc., Class A (a)	169,900	3,081,986
Motorola Mobility Holdings, Inc. (a)	59,400	1,309,176
NCR Corp. (a)	98,400	1,858,776

		6,249,938

Total Common Stocks
(Identified cost $159,887,988)		175,770,186

Preferred Stock | 0.9%

Automotive | 0.9%
Better Place, Inc., Series B
(Identified cost $1,307,499)	435,833	1,598,417

Short-Term Investment | 2.9%
State Street Institutional Treasury
Money Market Fund
(Identified cost $5,074,648)	5,074,648	5,074,648

Total Investments | 104.1%
(Identified cost $166,270,135) (b)		$182,443,251

Liabilities in Excess of Cash and
Other Assets | (4.1)%		(7,223,204)

Net Assets | 100.0%		$175,220,047

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  35

Description	Shares	Value

Lazard U.S. Small-Mid Cap Equity Portfolio

Common Stocks | 94.6%

Automotive | 2.1%
Modine Manufacturing Co. (a)	164,300	$2,525,291
Tenneco, Inc. (a)	62,850	2,769,799

		5,295,090

Banking | 5.9%
City National Corp.	38,200	2,072,350
Comerica, Inc.	70,100	2,423,357
East West Bancorp, Inc.	40,300	814,463
Fulton Financial Corp.	225,600	2,416,176
PacWest Bancorp	198,201	4,076,994
Wintrust Financial Corp.	87,693	2,821,961

		14,625,301

Chemicals | 2.6%
Rockwood Holdings, Inc. (a)	59,800	3,306,342
Solutia, Inc. (a)	136,800	3,125,880

		6,432,222

Coal | 1.1%
James River Coal Co. (a)	137,850	2,870,037

Commercial Services | 3.2%
American Reprographics Co. (a)	273,443	1,933,242
Equifax, Inc.	85,700	2,975,504
Team, Inc. (a)	122,700	2,960,751

		7,869,497

Computer Software | 5.1%
BMC Software, Inc. (a)	50,800	2,778,760
Digital River, Inc. (a)	76,066	2,446,283
Quest Software, Inc. (a)	156,100	3,548,153
Red Hat, Inc. (a)	82,650	3,793,635

		12,566,831

Construction & Engineering | 2.5%
Orion Marine Group, Inc. (a)	278,269	2,618,511
Quanta Services, Inc. (a)	176,500	3,565,300

		6,183,811

Consumer Products | 7.3%
Central Garden & Pet Co., Class A (a)	370,700	3,762,605
Energizer Holdings, Inc. (a)	57,800	4,182,408
Matthews International Corp., Class A	73,450	2,949,017
Newell Rubbermaid, Inc.	155,000	2,445,900
Tempur-Pedic International, Inc. (a)	32,300	2,190,586
The Middleby Corp. (a)	26,850	2,524,974

		18,055,490

Description	Shares	Value

Energy Exploration & Production | 1.2%
Cimarex Energy Co.	33,300	$2,994,336

Energy Services | 5.3%
Complete Production Services, Inc. (a)	102,200	3,409,392
Helmerich & Payne, Inc.	60,900	4,026,708
Key Energy Services, Inc. (a)	173,300	3,119,400
Oceaneering International, Inc.	63,200	2,559,600

		13,115,100

Financial Services | 1.4%
Lender Processing Services, Inc.	47,400	991,134
Stifel Financial Corp. (a)	66,900	2,399,034

		3,390,168

Food & Beverages | 0.8%
Ralcorp Holdings, Inc. (a)	22,250	1,926,405

Forest & Paper Products | 2.8%
Rock-Tenn Co., Class A	43,300	2,872,522
Schweitzer-Mauduit International, Inc.	71,400	4,009,110

		6,881,632

Gas Utilities | 2.6%
New Jersey Resources Corp.	92,200	4,113,042
The Laclede Group, Inc.	60,900	2,303,847

		6,416,889

Health Services | 3.2%
HealthSouth Corp. (a)	162,000	4,252,500
VCA Antech, Inc. (a)	170,900	3,623,080

		7,875,580

Housing | 1.8%
Owens Corning, Inc. (a)	56,300	2,102,805
Trex Co., Inc. (a)	92,500	2,264,400

		4,367,205

Insurance | 2.6%
Arch Capital Group, Ltd. (a)	81,400	2,598,288
Aspen Insurance Holdings, Ltd.	150,700	3,877,511

		6,475,799

Leisure & Entertainment | 5.0%
Bally Technologies, Inc. (a)	97,305	3,958,367
Darden Restaurants, Inc.	49,500	2,463,120
Texas Roadhouse, Inc.	188,900	3,312,362
WMS Industries, Inc. (a)	85,900	2,638,848

		12,372,697

The accompanying notes are an integral part of these financial statements.

36  Semi-Annual Report

Description	Shares	Value

Lazard U.S. Small-Mid Cap Equity Portfolio (concluded)

Manufacturing | 7.5%
Altra Holdings, Inc. (a)	84,311	$2,022,621
BE Aerospace, Inc. (a)	96,400	3,934,084
FLIR Systems, Inc.	89,600	3,020,416
Harsco Corp.	120,100	3,915,260
Regal-Beloit Corp.	40,350	2,694,169
TriMas Corp. (a)	125,200	3,098,700

		18,685,250

Medical Products | 2.9%
CareFusion Corp. (a)	114,600	3,113,682
Haemonetics Corp. (a)	24,100	1,551,317
Life Technologies Corp. (a)	47,310	2,463,432

		7,128,431

Metals & Mining | 2.1%
Horsehead Holding Corp. (a)	163,040	2,171,693
Steel Dynamics, Inc.	191,400	3,110,250

		5,281,943

Pharmaceutical & Biotechnology | 2.1%
Medicis Pharmaceutical Corp., Class A	66,700	2,545,939
Warner Chilcott PLC, Class A	108,900	2,627,757

		5,173,696

Real Estate | 6.7%
Duke Realty Corp.	218,900	3,066,789
Kilroy Realty Corp. REIT	90,850	3,587,667
LaSalle Hotel Properties REIT	119,900	3,158,166
Regency Centers Corp. REIT	66,300	2,915,211
The Macerich Co. REIT	71,477	3,824,019

		16,551,852

Retail | 5.1%
American Eagle Outfitters, Inc.	208,850	2,662,838
ANN, Inc. (a)	70,600	1,842,660
Brown Shoe Co., Inc.	275,236	2,931,263
Iconix Brand Group, Inc. (a)	125,600	3,039,520
Williams-Sonoma, Inc.	58,400	2,131,016

		12,607,297

Semiconductor & Components | 6.0%
Entropic Communications, Inc. (a)	243,400	2,163,826
FARO Technologies, Inc. (a)	45,780	2,005,164
ON Semiconductor Corp. (a)	305,500	3,198,585
Teradyne, Inc. (a)	262,600	3,886,480
Xilinx, Inc.	100,900	3,679,823

		14,933,878

Description	Shares	Value

Technology | 1.4%
AOL, Inc. (a)	61,000	$1,211,460
SS&C Technologies Holdings, Inc. (a)	117,139	2,327,552

		3,539,012

Technology Hardware | 2.2%
NCR Corp. (a)	89,900	1,698,211
Polycom, Inc. (a)	58,550	3,764,765

		5,462,976

Transportation | 2.1%
Echo Global Logistics, Inc. (a)	190,876	3,388,049
UTi Worldwide, Inc.	88,950	1,751,426

		5,139,475

Total Common Stocks
(Identified cost $208,808,989)		234,217,900

Preferred Stock | 0.2%

Automotive | 0.2%
Better Place, Inc., Series B
(Identified cost $452,901)	150,967	553,672

Description	Principal Amount (000)	Value

Repurchase Agreement | 5.5%
State Street Bank and Trust Co.,
0.01%, 07/01/11
(Dated 06/30/11, collateralized
by $13,875,000 United States
Treasury Note, 1.00%, 04/30/12,
with a value of $13,990,135)
Proceeds of $13,711,004
(Identified cost $13,711,000)	$13,711	$13,711,000

Total Investments | 100.3%
(Identified cost $222,972,890) (b)		$248,482,572

Liabilities in Excess of Cash and
Other Assets | (0.3)%		(865,532)

Net Assets | 100.0%		$247,617,040

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  37

Description	Shares	Value

Lazard Global Listed Infrastructure Portfolio

Common Stocks | 98.0%

Australia | 25.2%
ConnectEast Group	15,671,023	$7,731,663
DUET Group	6,361,215	11,598,632
Hastings Diversified Utilities Fund	674,799	1,143,535
Macquarie Atlas Roads Group (a)	3,526,016	6,618,203
MAp Group	1,678,694	6,013,617
SP AusNet	7,559,457	7,661,965
Spark Infrastructure Group (c)	7,765,259	10,743,936
Transurban Group	1,714,776	9,618,932

		61,130,483

Austria | 1.9%
Flughafen Wien AG	89,504	4,555,127

Canada | 1.0%
Canadian National Railway Co.	15,400	1,231,745
Canadian Pacific Railway, Ltd.	18,500	1,154,176

		2,385,921

France | 0.6%
Aeroports de Paris	12,400	1,166,483
Societe des Autoroutes Paris-Rhin-Rhone	6,600	450,315

		1,616,798

Germany | 4.6%
Fraport AG	138,733	11,155,631

Italy | 20.0%
Atlantia SpA	709,268	15,099,037
Autostrada Torino-Milano SpA	448,738	6,578,954
Digital Multimedia Technologies SpA (a)	62,925	1,906,226
Hera SpA	2,784,878	5,896,195
Snam Rete Gas SpA	412,847	2,445,050
Societa Iniziative Autostradali e
Servizi SpA	945,424	10,830,950
Terna Rete Elettrica Nazionale SpA	1,263,975	5,876,447

		48,632,859

Japan | 14.8%
Osaka Gas Co., Ltd.	4,014,000	15,207,379
Toho Gas Co., Ltd.	1,289,000	6,964,971
Tokyo Gas Co., Ltd.	2,763,700	12,461,625
West Japan Railway Co.	32,300	1,259,822

		35,893,797

Description	Shares	Value

Mexico | 3.8%
Grupo Aeroportuario del Centro Norte
SAB de CV	1,606,302	$3,443,497
Grupo Aeroportuario del Pacifico
SAB de CV, B Shares	282,800	1,159,846
Grupo Aeroportuario del Sureste
SAB de CV, B Shares	788,200	4,638,252

		9,241,595

South Korea | 2.3%
Macquarie Korea Infrastructure Fund	1,214,774	5,552,472

Spain | 6.8%
Abertis Infraestructuras SA	192,800	4,307,066
Enagas SA	55,471	1,344,174
Red Electrica Corporacion SA	181,967	10,983,979

		16,635,219

Switzerland | 2.3%
Flughafen Zuerich AG	12,455	5,684,932

United Kingdom | 0.5%
Pennon Group PLC	104,600	1,171,788

United States | 14.2%
American States Water Co.	139,300	4,828,138
California Water Service Group	321,400	6,013,394
CSX Corp.	297,600	7,803,072
Norfolk Southern Corp.	32,800	2,457,704
PG&E Corp.	142,600	5,993,478
SJW Corp.	50,200	1,216,848
Union Pacific Corp.	11,706	1,222,106
Wisconsin Energy Corp.	155,900	4,887,465

		34,422,205

Total Common Stocks
(Identified cost $220,747,390)		238,078,827

Short-Term Investment | 0.6%
State Street Institutional Treasury
Money Market Fund
(Identified cost $1,403,721)	1,403,721	1,403,721

Total Investments | 98.6%
(Identified cost $222,151,111) (b)		$239,482,548

Cash and Other Assets in
Excess of Liabilities | 1.4%		3,385,510

Net Assets | 100.0%		$242,868,058

The accompanying notes are an integral part of these financial statements.

38  Semi-Annual Report

Lazard Global Listed Infrastructure Portfolio (concluded)

Forward Currency Contracts open at June 30, 2011:

Forward Currency Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts
CAD	CIB	09/21/11	1,010,238	$1,038,325	$1,045,441	$7,116	$—
EUR	BRC	09/21/11	3,910,606	5,549,307	5,658,505	109,198	—

Total Forward Currency Purchase Contracts				$6,587,632	$6,703,946	$116,314	$—

Forward Currency Sale Contracts
AUD	HSB	09/21/11	57,726,264	$61,309,683	$60,206,185	$—	$1,103,498
CAD	CIB	09/21/11	3,279,727	3,394,012	3,347,343	—	46,669
CHF	CIT	09/21/11	631,379	751,345	743,324	—	8,021
CHF	CIT	09/21/11	4,141,990	4,928,994	4,921,742	—	7,252
EUR	BRC	09/21/11	59,021,288	85,401,651	84,632,395	—	769,256
GBP	CIB	09/21/11	701,334	1,124,537	1,148,432	23,895	—
JPY	HSB	09/21/11	1,296,522,166	16,111,907	16,099,866	—	12,041
JPY	MEL	09/21/11	278,219,360	3,457,438	3,450,826	—	6,612
JPY	MEL	09/21/11	1,404,145,404	17,449,343	17,451,971	2,628	—
KRW	MEL	09/28/11	6,156,832,644	5,737,141	5,698,133	—	39,008
MXN	SSB	09/21/11	102,270,670	8,674,438	8,534,824	—	139,614

Total Forward Currency Sale Contracts				$208,340,489	$206,235,041	26,523	2,131,971

Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$142,837	$2,131,971

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  39

Description	Shares	Value

Lazard International Equity Portfolio

Common Stocks | 96.2%

Australia | 3.7%
James Hardie Industries SE (a)	179,740	$1,129,692
QBE Insurance Group, Ltd.	54,100	1,000,931
Telstra Corp., Ltd.	771,300	2,390,776

		4,521,399

Belgium | 2.5%
Anheuser-Busch InBev NV	53,280	3,090,559

Brazil | 3.4%
Banco do Brasil SA	93,665	1,680,467
Cielo SA	68,240	1,705,289
MRV Engenharia e Participacoes SA	96,700	803,019

		4,188,775

Canada | 2.0%
Potash Corp. of Saskatchewan, Inc.	23,800	1,359,225
Rogers Communications, Inc., Class B	26,900	1,065,178

		2,424,403

China | 0.9%
Weichai Power Co., Ltd., Class H	186,000	1,086,357

Finland | 1.0%
Sampo Oyj, A Shares	39,300	1,269,187

France | 11.5%
BNP Paribas SA	29,318	2,263,099
Danone SA	28,380	2,117,438
Sanofi SA	42,827	3,443,132
Technip SA	15,330	1,643,523
Total SA	41,446	2,396,904
Valeo SA	35,160	2,400,480

		14,264,576

Germany | 6.5%
Bayerische Motoren Werke AG	26,030	2,597,398
Merck KGaA	11,712	1,272,793
SAP AG	21,720	1,315,010
Siemens AG	20,558	2,823,213

		8,008,414

Hong Kong | 1.1%
AIA Group, Ltd.	388,400	1,347,623

Description	Shares	Value

Ireland | 0.2%
Ryanair Holdings PLC Sponsored ADR	8,800	$258,192

Italy | 1.4%
Atlantia SpA	78,612	1,673,508

Japan | 18.9%
Asics Corp.	51,790	770,047
Canon, Inc.	47,800	2,262,195
Daito Trust Construction Co., Ltd.	35,100	2,969,145
Don Quijote Co., Ltd.	51,200	1,776,307
eAccess, Ltd.	1,283	573,728
Honda Motor Co., Ltd.	52,000	1,992,671
JS Group Corp.	82,600	2,121,816
JX Holdings, Inc.	169,800	1,136,851
Keyence Corp.	3,706	1,046,822
Mitsubishi Corp.	43,800	1,088,131
Mitsubishi Estate Co., Ltd.	78,000	1,362,251
Sumitomo Mitsui Financial Group, Inc.	46,300	1,419,395
Yahoo Japan Corp.	5,266	1,805,374
Yamada Denki Co., Ltd.	36,830	2,987,391

		23,312,124

Netherlands | 2.0%
ING Groep NV (a)	197,050	2,425,749

New Zealand | 1.3%
Telecom Corp. of New Zealand, Ltd.	779,800	1,586,087

Norway | 0.8%
Aker Solutions ASA	48,550	971,873

Russia | 1.5%
Sberbank	519,700	1,912,496

South Korea | 1.0%
Samsung Electronics Co., Ltd. GDR (c)	3,229	1,251,560

Spain | 1.3%
Amadeus IT Holding SA, A Shares	74,820	1,552,638

Sweden | 2.1%
Assa Abloy AB, Class B	38,300	1,029,375
Swedbank AB, A Shares	93,300	1,567,980

		2,597,355

The accompanying notes are an integral part of these financial statements.

40  Semi-Annual Report

Description	Shares	Value

Lazard International Equity Portfolio (concluded)

Switzerland | 5.6%
Julius Baer Group, Ltd.	25,630	$1,058,733
Novartis AG	63,890	3,913,571
UBS AG (a)	109,710	2,000,422

		6,972,726

Turkey | 0.7%
Turkiye Garanti Bankasi AS ADR	192,800	886,880

United Kingdom | 26.8%
BG Group PLC	36,210	821,750
BHP Billiton PLC	73,500	2,892,475
British American Tobacco PLC	49,149	2,154,260
Diageo PLC	63,200	1,291,241
GlaxoSmithKline PLC	145,250	3,109,809
Informa PLC	288,591	2,001,377
International Power PLC	209,330	1,080,797
Prudential PLC	251,580	2,907,170
Rexam PLC	272,821	1,676,145
Royal Dutch Shell PLC, A Shares	75,650	2,692,974
Standard Chartered PLC	87,633	2,303,792
Tullow Oil PLC	46,630	928,002
Unilever PLC	77,650	2,499,966
Vodafone Group PLC	459,308	1,218,537
Wm Morrison Supermarkets PLC	322,430	1,540,551

Description	Shares	Value

WPP PLC	122,740	$1,536,535
Xstrata PLC	113,870	2,506,495

		33,161,876

Total Common Stocks
(Identified cost $98,832,205)		118,764,357

Description	Principal Amount (000)	Value

Repurchase Agreement | 3.1%
State Street Bank and Trust Co., 0.01%, 07/01/11 (Dated 06/30/11, collateralized by $3,945,000 United States Treasury Note, 1.00%, 04/30/12, with a value of $3,977,736) Proceeds of $3,898,000 (Identified cost $3,898,000)	$3,898	$3,898,000

Total Investments | 99.3%
(Identified cost $102,730,205) (b)		$122,662,357

Cash and Other Assets in Excess of Liabilities | 0.7%		828,374

Net Assets | 100.0%		$123,490,731

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 41

Description	Shares	Value

Lazard International Equity Select Portfolio

Common Stocks | 98.1%

Australia | 4.8%
BHP Billiton, Ltd.	4,068	$191,106
Telstra Corp., Ltd.	46,123	142,966

		334,072

Belgium | 2.8%
Anheuser-Busch InBev NV	3,401	197,278

Brazil | 6.9%
Banco do Brasil SA	7,033	126,181
Cielo SA	6,030	150,687
MRV Engenharia e Participacoes SA	8,100	67,264
Vale SA Sponsored ADR	4,408	140,836

		484,968

Canada | 1.0%
Rogers Communications, Inc., Class B	1,749	69,256

China | 1.2%
Weichai Power Co., Ltd., Class H	14,957	87,358

Finland | 1.6%
Sampo Oyj, A Shares	3,527	113,904

France | 11.8%
BNP Paribas SA	1,007	77,732
Danone SA	1,846	137,731
LVMH Moet Hennessy Louis Vuitton SA	596	107,258
Sanofi SA	2,273	182,741
Technip SA	947	101,528
Total SA	2,664	154,064
Valeo SA	883	60,285

		821,339

Germany | 6.5%
Bayerische Motoren Werke AG	1,392	138,901
Merck KGaA	724	78,680
SAP AG	2,643	160,017
Siemens AG	550	75,531

		453,129

Hong Kong | 1.2%
AIA Group, Ltd.	23,600	81,884

Description	Shares	Value

Indonesia | 1.4%
PT Telekomunikasi Indonesia Tbk
Sponsored ADR	2,781	$95,945

Ireland | 0.0%
Ryanair Holdings PLC Sponsored ADR	100	2,950

Italy | 1.5%
Atlantia SpA	4,913	104,589

Japan | 15.6%
Canon, Inc.	2,292	108,472
Daito Trust Construction Co., Ltd.	1,465	123,926
Fanuc Corp.	886	147,254
Honda Motor Co., Ltd.	3,725	142,744
JS Group Corp.	3,900	100,183
Mitsubishi Estate Co., Ltd.	4,990	87,149
Sumitomo Mitsui Financial Group, Inc.	3,176	97,365
Yahoo Japan Corp.	342	117,250
Yamada Denki Co., Ltd.	2,020	163,848

		1,088,191

Netherlands | 2.2%
ING Groep NV (a)	12,446	153,214

Russia | 2.4%
Mobile TeleSystems OJSC Sponsored ADR	3,034	57,707
Sberbank	30,028	110,503

		168,210

South Africa | 0.9%
Standard Bank Group, Ltd.	4,314	63,781

South Korea | 1.8%
KT&G Corp.	1,994	124,012

Sweden | 3.2%
Assa Abloy AB, Class B	5,074	136,372
Swedbank AB, A Shares	5,383	90,466

		226,838

Switzerland | 4.7%
Novartis AG	3,243	198,649
UBS AG (a)	6,973	127,144

		325,793

The accompanying notes are an integral part of these financial statements.

42  Semi-Annual Report

Description	Shares	Value

Lazard International Equity Select Portfolio (concluded)

Taiwan | 1.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	51,341	$129,052

Turkey | 1.4%
Turkcell Iletisim Hizmetleri AS (a)	8,256	44,358
Turkiye Garanti Bankasi AS	11,094	50,309

		94,667

United Kingdom | 23.4%
BG Group PLC	4,365	99,059
British American Tobacco PLC	3,972	174,098
GlaxoSmithKline PLC	7,887	168,860
Informa PLC	12,381	85,862
Lloyds Banking Group PLC (a)	110,267	86,717
Petrofac, Ltd.	2,844	69,106
Prudential PLC	12,930	149,415
Rexam PLC	14,525	89,238
Royal Dutch Shell PLC, A Shares	2,872	101,955
Standard Chartered PLC	5,437	142,934

Description	Shares	Value

Tullow Oil PLC	3,434	$68,340
Unilever PLC	4,183	134,673
Wm Morrison Supermarkets PLC	26,417	126,219
Xstrata PLC	6,422	141,360

		1,637,836

Total Common Stocks
(Identified cost $6,047,156)		6,858,266

Short-Term Investment | 1.2%
State Street Institutional Treasury Money Market Fund (Identified cost $84,775)	84,775	84,775

Total Investments | 99.3%
(Identified cost $6,131,931) (b)		$6,943,041

Cash and Other Assets in Excess of Liabilities | 0.7%		46,251

Net Assets | 100.0%		$6,989,292

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  43

Description	Shares	Value

Lazard International Strategic Equity Portfolio

Common Stocks | 96.5%

Australia | 3.6%
James Hardie Industries SE (a)	719,200	$4,520,277
Telstra Corp., Ltd.	2,319,700	7,190,307
Toll Holdings, Ltd.	1,013,230	5,270,691

		16,981,275

Belgium | 1.9%
Anheuser-Busch InBev NV	157,030	9,108,680

Brazil | 1.1%
Duratex SA	591,480	5,006,536

China | 1.9%
Weichai Power Co., Ltd., Class H	659,000	3,848,973
Yingde Gases Group Co.	5,290,500	4,874,627

		8,723,600

Egypt | 1.5%
Commercial International Bank Egypt SAE	713,565	3,584,264
Eastern Co. SAE	191,620	3,374,258

		6,958,522

Finland | 2.6%
Sampo Oyj, A Shares	377,510	12,191,622

France | 11.9%
BNP Paribas SA	113,233	8,740,621
Christian Dior SA	64,040	10,076,133
Danone SA	79,300	5,916,589
Sanofi SA	173,400	13,940,718
Technip SA	44,600	4,781,546
Valeo SA	178,460	12,184,008

		55,639,615

Germany | 5.2%
Bayerische Motoren Werke AG	101,640	10,142,127
GEA Group AG	193,587	6,929,823
Sky Deutschland AG (a)	513,660	2,774,692
Symrise AG	146,113	4,657,248

		24,503,890

Hong Kong | 1.6%
AIA Group, Ltd.	2,196,800	7,622,190

Description	Shares	Value

Italy | 3.0%
Intesa Sanpaolo	2,771,224	$7,378,314
Prysmian SpA	329,101	6,619,398

		13,997,712

Japan | 13.8%
Asics Corp.	545,950	8,117,535
Canon, Inc.	195,000	9,228,619
Daito Trust Construction Co., Ltd.	102,700	8,687,498
Don Quijote Co., Ltd.	379,400	13,162,713
JS Group Corp.	354,800	9,114,048
Yahoo Japan Corp.	20,100	6,891,000
Yamada Denki Co., Ltd.	117,360	9,519,419

		64,720,832

Netherlands | 2.7%
ASM International NV	140,065	5,525,750
ING Groep NV (a)	591,380	7,280,077

		12,805,827

Norway | 1.3%
Aker Solutions ASA	297,050	5,946,341

Poland | 0.9%
Powszechna Kasa Oszczednosci Bank Polski SA	263,800	4,039,522

Russia | 1.7%
Sberbank	2,214,534	8,149,485

South Africa | 4.8%
Aquarius Platinum, Ltd.	898,240	4,584,387
Aspen Pharmacare Holdings, Ltd. (a)	394,730	4,903,623
MTN Group, Ltd.	287,640	6,121,358
Naspers, Ltd., N Shares	122,780	6,935,405

		22,544,773

South Korea | 1.3%
Hyundai Mobis	15,580	5,837,119

Spain | 3.1%
Amadeus IT Holding SA, A Shares	429,020	8,902,869
Tecnicas Reunidas SA	105,890	5,432,824

		14,335,693

Switzerland | 5.2%
Julius Baer Group, Ltd.	130,942	5,408,999
Novartis AG	162,740	9,968,611
UBS AG (a)	477,810	8,712,254

		24,089,864

The accompanying notes are an integral part of these financial statements.

44  Semi-Annual Report

Description	Shares	Value

Lazard International Strategic Equity Portfolio (concluded)

United Kingdom | 27.4%
AMEC PLC	255,653	$4,464,179
Associated British Foods PLC	386,740	6,722,167
BBA Aviation PLC	1,841,478	6,428,173
BG Group PLC	390,340	8,858,378
British American Tobacco PLC	348,758	15,286,485
Cairn Energy PLC (a)	620,730	4,132,409
GlaxoSmithKline PLC	432,920	9,268,837
IG Group Holdings PLC	776,300	5,437,210
Informa PLC	1,867,847	12,953,506
Prudential PLC	1,114,750	12,881,657
Rexam PLC	1,322,548	8,125,407
TalkTalk Telecom Group PLC	2,752,893	6,318,109
Tullow Oil PLC	224,620	4,470,251
Unilever PLC	212,574	6,843,887
Wm Morrison Supermarkets PLC	1,479,180	7,067,432
Xstrata PLC	395,180	8,698,664

		127,956,751

Total Common Stocks
(Identified cost $382,611,159)		451,159,849

Description	Shares	Value

Preferred Stock | 1.2%

Brazil | 1.2%
Banco Bradesco SA
(Identified cost $4,587,616)	266,372	$5,410,561

Short-Term Investment | 2.8%
State Street Institutional Treasury Money Market Fund (Identified cost $13,221,643)	13,221,643	13,221,643

Total Investments | 100.5%
(Identified cost $400,420,418) (b)		$469,792,053

Liabilities in Excess of Cash and Other Assets | (0.5)%		(2,341,458)

Net Assets | 100.0%		$467,450,595

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 45

Description	Shares	Value

Lazard International Small Cap Equity Portfolio

Common Stocks | 97.6%

Australia | 4.9%
Cabcharge Australia, Ltd.	141,158	$779,705
Fairfax Media, Ltd.	381,161	400,638
Industrea, Ltd.	223,020	322,920
James Hardie Industries SE (a)	149,274	938,209
Macquarie Atlas Roads Group (a)	532,568	999,611

		3,441,083

Austria | 3.7%
Andritz AG	10,731	1,104,871
Kapsch TrafficCom AG	9,806	878,664
Lenzing AG	4,600	600,362

		2,583,897

Belgium | 5.3%
Arseus NV	70,735	1,164,241
EVS Broadcast Equipment SA	12,050	815,701
Kinepolis Group NV	7,585	564,159
Telenet Group Holding NV (a)	24,446	1,163,126

		3,707,227

Finland | 1.0%
Vacon Oyj	11,451	719,856

France | 6.1%
Faiveley Transport SA	7,655	782,613
Ingenico SA	20,187	984,198
Valeo SA	18,938	1,292,955
Virbac SA	7,194	1,229,977

		4,289,743

Germany | 6.6%
Asian Bamboo AG	19,241	725,461
CompuGroup Medical AG	76,046	1,168,948
CTS Eventim AG	19,683	1,360,088
Fielmann AG	1	111
NORMA Group	13,000	381,752
Pfeiffer Vacuum Technology AG	8,022	1,005,914

		4,642,274

Hong Kong | 3.0%
AAC Technologies Holdings, Inc.	372,000	868,129
EVA Precision Industrial Holdings, Ltd.	1,356,000	414,727
Man Wah Holdings, Ltd.	783,600	816,659

		2,099,515

Description	Shares	Value

Ireland | 2.5%
C&C Group PLC	144,951	$754,200
DCC PLC	35,771	1,019,292

		1,773,492

Italy | 2.4%
DiaSorin SpA	16,226	778,847
MARR SpA	68,309	879,638

		1,658,485

Japan | 24.9%
Ain Pharmaciez, Inc.	28,400	1,164,151
Asahi Holdings, Inc.	55,400	1,127,200
Benesse Holdings, Inc.	16,300	699,540
Daiseki Co., Ltd.	37,400	754,922
Don Quijote Co., Ltd.	35,000	1,214,272
Dr. Ci:Labo Co., Ltd.	186	949,581
eAccess, Ltd.	1,724	770,933
JAFCO Co., Ltd.	22,800	568,690
JSR Corp.	38,500	742,215
Konami Corp.	44,700	1,052,745
Kurita Water Industries, Ltd.	23,600	701,214
Misumi Group, Inc.	38,500	993,286
Nomura Research Institute, Ltd.	25,000	544,997
NPC, Inc.	33,600	680,723
Rinnai Corp.	10,800	778,088
Sankyo Co., Ltd.	9,300	478,834
Santen Pharmaceutical Co., Ltd.	20,090	813,532
Shinko Plantech Co., Ltd.	78,800	847,659
Suruga Bank, Ltd.	104,300	905,605
Sysmex Corp.	20,900	784,026
USS Co., Ltd.	11,520	891,492

		17,463,705

Netherlands | 4.8%
Aalberts Industries NV	41,275	964,861
Imtech NV	22,424	793,118
Interxion Holding NV	48,400	732,776
Unit 4 NV	24,802	896,648

		3,387,403

New Zealand | 1.1%
Telecom Corp. of New Zealand, Ltd.	384,945	782,965

Norway | 6.1%
Aker Drilling ASA (a)	126,120	392,726
BW Offshore, Ltd.	336,539	767,250
Kongsberg Gruppen ASA	67,920	1,926,130
TGS Nopec Geophysical Co. ASA	42,560	1,193,540

		4,279,646

The accompanying notes are an integral part of these financial statements.

46  Semi-Annual Report

Description	Shares	Value

Lazard International Small Cap Equity Portfolio (concluded)

Singapore | 1.2%
Ezra Holdings, Ltd.	667,000	$809,110

South Africa | 0.9%
Aquarius Platinum, Ltd.	118,983	607,259

Spain | 0.9%
Tecnicas Reunidas SA	11,533	591,715

Sweden | 6.3%
Duni AB	71,740	691,858
Elekta AB, B Shares	22,800	1,079,947
Getinge AB, B Shares	40,010	1,074,069
Indutrade AB	23,000	736,340
Loomis AB, B Shares	60,800	848,289

		4,430,503

Switzerland | 2.7%
Dufry Group (a)	9,268	1,167,388
Swissquote Group Holding SA	13,114	701,909

		1,869,297

United Kingdom | 13.2%
Abcam PLC	118,975	795,780
Chemring Group PLC	98,372	1,010,446
CPP Group PLC	157,513	350,129
Dignity PLC	71,150	902,119
Hampson Industries PLC	1	0
IG Group Holdings PLC	157,909	1,105,996

Description	Shares	Value

Intertek Group PLC	28,199	$892,941
Jupiter Fund Management PLC	194,230	788,364
Melrose PLC	174,685	1,014,906
Rightmove PLC	54,239	1,037,647
TalkTalk Telecom Group PLC	308,082	707,073
XP Power, Ltd.	23,979	605,756

		9,211,157

Total Common Stocks
(Identified cost $52,718,704)		68,348,332

Preferred Stock | 1.2%

Germany | 1.2%
Fuchs Petrolub AG (Identified cost $364,202)	14,775	822,543

Short-Term Investment | 0.5%
State Street Institutional Treasury Money Market Fund (Identified cost $361,320)	361,320	361,320

Total Investments | 99.3%
(Identified cost $53,444,226) (b)		$69,532,195

Cash and Other Assets in Excess of Liabilities | 0.7%		490,656

Net Assets | 100.0%		$70,022,851

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  47

Description	Shares	Value

Lazard Emerging Markets Equity Portfolio

Common Stocks | 94.4%

Argentina | 1.5%
YPF Sociedad Anonima Sponsored ADR	6,067,697	$273,349,750

Brazil | 19.3%
Banco do Brasil SA	39,481,610	708,349,137
CCR SA	5,129,600	152,673,514
Cielo SA	25,155,120	628,616,077
Companhia Siderurgica Nacional SA
Sponsored ADR	21,379,024	266,382,639
Natura Cosmeticos SA	10,844,600	271,002,083
Redecard SA	40,398,320	608,828,684
Souza Cruz SA	16,956,825	215,783,516
Vale SA Sponsored ADR	17,267,700	551,703,015

		3,403,338,665

Canada | 1.9%
First Quantum Minerals, Ltd.	2,338,800	341,004,776

China | 2.4%
China Construction Bank Corp.,
Class H	197,851,220	164,246,743
NetEase.com, Inc. Sponsored ADR (a)	2,270,256	102,365,843
Weichai Power Co., Ltd., Class H	25,738,500	150,328,955

		416,941,541

Egypt | 2.7%
Commercial International Bank
Egypt SAE	29,075,818	146,048,927
Eastern Co. SAE	3,616,448	63,682,447
Egyptian Co. for Mobile Services	2,469,675	52,981,015
Orascom Construction Industries	4,722,869	212,226,433

		474,938,822

France | 0.7%
CFAO SA	2,887,914	125,134,676

Hong Kong | 0.7%
Huabao International Holdings, Ltd.	137,686,000	125,447,362

Hungary | 1.0%
OTP Bank PLC	5,657,312	184,127,800

Description	Shares	Value

India | 6.7%
Bank of India	18,061,860	$167,194,176
Bharat Heavy Electricals, Ltd.	7,266,092	333,181,263
Infosys, Ltd. Sponsored ADR	1,836,408	119,788,894
Jindal Steel & Power, Ltd.	13,465,717	194,940,747
Punjab National Bank, Ltd.	15,090,569	366,271,850

		1,181,376,930

Indonesia | 6.5%
PT Bank Mandiri Tbk	209,390,930	175,804,874
PT Perusahaan Gas Negara
(Persero) Tbk	282,003,500	132,361,272
PT Semen Gresik (Persero) Tbk	147,058,800	164,627,658
PT Tambang Batubara Bukit Asam Tbk	55,364,500	134,287,400
PT Telekomunikasi Indonesia Tbk
Sponsored ADR	10,288,349	354,948,040
PT United Tractors Tbk	63,576,484	184,602,000

		1,146,631,244

Malaysia | 0.6%
British American Tobacco
Malaysia Berhad	6,541,700	101,174,827

Mexico | 5.4%
America Movil SAB de CV ADR,
Series L	4,671,435	251,696,918
Desarrolladora Homex SAB
de CV ADR (a)	3,121,968	78,767,253
Grupo Mexico SAB de CV, Series B	95,630,593	315,760,236
Grupo Televisa SA Sponsored ADR	7,240,900	178,126,140
Kimberly-Clark de Mexico SAB de CV,
Series A	18,666,165	122,756,519

		947,107,066

Pakistan | 1.2%
Oil & Gas Development Co., Ltd.	54,371,349	96,764,178
Pakistan Petroleum, Ltd.	50,129,971	120,849,558

		217,613,736

Philippines | 1.9%
Philippine Long Distance Telephone Co.
Sponsored ADR	6,223,850	336,336,854

The accompanying notes are an integral part of these financial statements.

48  Semi-Annual Report

Description	Shares	Value

Lazard Emerging Markets Equity Portfolio (concluded)

Russia | 5.2%
Magnit OJSC Sponsored GDR (c)	4,482,165	$120,739,216
Mobile TeleSystems OJSC
Sponsored ADR	16,932,343	322,053,164
Oriflame Cosmetics SA SDR	2,843,429	139,941,732
TNK-BP Holding	43,566,694	132,878,417
Uralkali Sponsored GDR (c)	4,327,005	194,715,225

		910,327,754

South Africa | 10.8%
Bidvest Group, Ltd.	10,821,615	240,860,874
Kumba Iron Ore, Ltd.	3,378,632	241,837,660
Massmart Holdings, Ltd.	3,904,481	80,725,021
Murray & Roberts Holdings, Ltd.	29,475,355	130,772,967
Nedbank Group, Ltd.	7,964,146	172,549,822
Pretoria Portland Cement Co., Ltd.	34,057,933	134,986,631
Sanlam, Ltd.	39,521,706	161,084,063
Shoprite Holdings, Ltd.	14,386,220	216,586,885
Standard Bank Group, Ltd.	10,038,329	148,411,924
Tiger Brands, Ltd.	5,967,508	174,300,161
Truworths International, Ltd.	19,395,781	210,227,571

		1,912,343,579

South Korea | 12.4%
Hite Brewery Co., Ltd.	807,290	84,687,379
Hyundai Mobis	519,727	194,718,119
KB Financial Group, Inc.	2,861,670	135,357,406
Korea Life Insurance Co., Ltd.	34,438,343	249,663,068
KT&G Corp.	4,932,170	306,744,802
NHN Corp. (a)	1,323,132	234,226,524
Samsung Electronics Co., Ltd.	386,929	299,352,179
Shinhan Financial Group Co., Ltd.	10,417,414	496,648,127
Woongjin Coway Co., Ltd.	5,333,984	189,848,164

		2,191,245,768

Taiwan | 5.3%
Delta Electronics, Inc.	31,793,000	116,774,122
Hon Hai Precision Industry Co., Ltd.	65,585,636	224,909,400
HTC Corp.	3,891,367	130,870,560
MediaTek, Inc.	20,276,421	220,246,256
Taiwan Semiconductor
Manufacturing Co., Ltd.	99,929,284	251,184,372

		943,984,710

Description	Shares	Value

Thailand | 2.7%
Banpu Public Co. Ltd.	9,188,600	$214,126,529
Kasikornbank Public Co. Ltd.	29,821,900	121,325,875
PTT Exploration & Production
Public Co. Ltd.	1,945,560	10,764,693
Siam Cement Public Co. Ltd.	10,423,400	138,413,253

		484,630,350

Turkey | 5.5%
Akbank TAS	33,941,183	156,844,653
Koc Holding AS	33,736,569	145,090,112
Turkcell Iletisim Hizmetleri AS (a)	55,484,159	298,103,430
Turkiye Is Bankasi AS, C Shares	121,408,308	372,528,265

		972,566,460

Total Common Stocks
(Identified cost $13,950,623,166)		16,689,622,670

Preferred Stocks | 4.2%

Brazil | 4.2%
Companhia de Bebidas das Americas
SA Sponsored ADR	7,235,648	244,058,407
Companhia Energetica de Minas Gerais
SA Sponsored ADR	12,425,254	256,457,242
Ultrapar Participacoes SA	1,902,800	33,711,864
Usinas Siderurgicas de Minas Gerais
SA, A Shares	20,692,700	181,648,666
Vale Fertilizantes SA	1,465,600	22,172,054

		738,048,233

Total Preferred Stocks
(Identified cost $705,389,849)		738,048,233

Short-Term Investment | 1.1%
State Street Institutional Treasury
Money Market Fund
(Identified cost $204,607,039)	204,607,039	204,607,039

Total Investments | 99.7%
(Identified cost $14,860,620,054) (b)		$17,632,277,942

Cash and Other Assets in Excess
of Liabilities | 0.3%		50,864,545

Net Assets | 100.0%		$17,683,142,487

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  49

Description	Shares	Value

Lazard Developing Markets Equity Portfolio

Common Stocks | 89.7%

Brazil | 10.9%
Cia Hering SA	220,934	$5,082,197
Cyrela Brazil Realty SA Empreendimentos
e Participacoes	587,860	5,601,178
Diagnosticos da America SA	333,900	4,492,936
Localiza Rent a Car SA	25,300	452,292
MRV Engenharia e Participacoes SA	628,695	5,220,829
Totvs SA	229,600	4,237,004
Vale SA Sponsored ADR	148,715	4,751,444

		29,837,880

China | 13.7%
Agricultural Bank of China, Ltd.,
Class H	7,392,500	3,894,940
Changsha Zoomlion Heavy Industry
Science and Technology Development
Co., Ltd., Class H	2,839,200	5,399,869
China Construction Bank Corp.,
Class H	3,935,849	3,267,356
China Merchants Bank Co., Ltd.,
Class H	1,219,406	2,952,261
China National Materials Co., Ltd.,
Class H	5,844,890	4,792,063
China Petroleum & Chemical Corp. ADR	28,535	2,894,590
Hidili Industry International
Development, Ltd.	6,150,900	5,295,890
NetEase.com, Inc. Sponsored ADR (a)	61,785	2,785,886
Parkson Retail Group, Ltd.	1,098,450	1,609,202
Ping An Insurance Group Co. of
China, Ltd., Class H	457,500	4,726,859

		37,618,916

Colombia | 2.2%
Pacific Rubiales Energy Corp.	222,035	5,951,169

Hong Kong | 5.5%
AAC Technologies Holdings, Inc.	1,949,700	4,549,977
China State Construction International
Holdings, Ltd.	5,534,940	5,619,084
Geely Automobile Holdings, Ltd.	8,401,700	3,282,209
Man Wah Holdings, Ltd.	1,600,000	1,667,502

		15,118,772

Description	Shares	Value

India | 4.1%
HDFC Bank, Ltd. Sponsored ADR	12,600	$2,222,514
ICICI Bank, Ltd. Sponsored ADR	85,730	4,226,489
Shriram Transport Finance Co., Ltd.	344,171	4,750,372

		11,199,375

Indonesia | 2.1%
PT Bank Rakyat Indonesia (Persero) Tbk	4,749,600	3,600,070
PT Perusahaan Gas Negara (Persero) Tbk	4,754,560	2,231,602

		5,831,672

Kazakhstan | 3.3%
Halyk Savings Bank of Kazakhstan
JSC GDR (a), (c)	571,350	5,113,583
KazMunaiGas Exploration
Production GDR (c)	87,020	1,731,698
Zhaikmunai LP GDR (a), (c)	231,329	2,290,157

		9,135,438

Malaysia | 1.1%
Genting Berhad	825,600	3,067,803

Mexico | 3.2%
Corporacion GEO SAB de CV,
Series B (a)	2,149,206	4,956,105
Grupo Financiero Banorte SAB de CV,
Class O	854,557	3,879,938

		8,836,043

Philippines | 1.0%
SM Investments Corp.	209,857	2,588,406

Qatar | 1.6%
Qatar Electricity & Water Co.	107,281	4,248,227

Russia | 17.9%
Alliance Oil Co., Ltd. SDR (a)	295,902	5,131,925
Eurasia Drilling Co., Ltd. GDR (c)	88,438	2,608,921
Gazprom OAO Sponsored ADR	329,530	4,794,662
Globaltrans Investment PLC
Sponsored GDR (c)	311,684	5,766,154
Rosneft Oil Co. OJSC GDR (c)	404,505	3,405,932
Sberbank	1,968,786	7,245,132
TMK OAO GDR (c)	270,610	5,046,876
Uralkali Sponsored GDR (c)	135,816	6,111,720
VTB Bank OJSC GDR (c)	905,218	5,580,669
X5 Retail Group NV GDR (a), (c)	87,329	3,414,564

		49,106,555

The accompanying notes are an integral part of these financial statements.

50  Semi-Annual Report

Description	Shares	Value

Lazard Developing Markets Equity Portfolio (concluded)

South Africa | 8.1%
Clicks Group, Ltd.	442,575	$2,765,358
Exxaro Resources, Ltd. Sponsored ADR	274,880	7,339,296
Mr Price Group, Ltd.	112,701	1,134,470
MTN Group, Ltd.	248,966	5,298,324
Standard Bank Group, Ltd.	389,359	5,756,488

		22,293,936

South Korea | 4.5%
Hyundai Mobis	8,516	3,190,559
Samsung Electronics Co., Ltd.	7,010	5,423,369
Samsung Engineering Co., Ltd.	16,047	3,832,702

		12,446,630

Taiwan | 6.5%
Synnex Technology International Corp.	2,298,989	5,578,691
Tripod Technology Corp.	1,257,000	5,207,687
Wistron Corp.	2,398,160	4,258,052
Yuanta Financial Holding Co., Ltd.	4,008,000	2,776,793

		17,821,223

Thailand | 0.7%
PTT Exploration & Production
Public Co. Ltd. (k)	335,250	1,865,834

Turkey | 2.4%
Tofas Turk Otomobil Fabrikasi AS	900,096	4,103,950
Turkiye Garanti Bankasi AS ADR	545,840	2,510,864

		6,614,814

United States | 0.9%
NII Holdings, Inc. (a)	58,477	2,478,255

Total Common Stocks
(Identified cost $241,877,959)		246,060,948

Description	Shares	Value

Preferred Stocks | 5.1%

Brazil | 3.2%
Banco Bradesco SA Sponsored ADR	132,033	$2,705,356
Gerdau SA Sponsored ADR	188,950	1,987,754
Marcopolo SA	927,000	4,157,883

		8,850,993

Colombia | 1.9%
Bancolombia SA Sponsored ADR	78,200	5,218,286

Total Preferred Stocks
(Identified cost $13,820,665)		14,069,279

Short-Term Investment | 4.3%
State Street Institutional Treasury
Money Market Fund
(Identified cost $11,764,053)	11,764,053	11,764,053

Total Investments | 99.1%
(Identified cost $267,462,677) (b)		$271,894,280

Cash and Other Assets in Excess
of Liabilities | 0.9%		2,569,848

Net Assets | 100.0%		$274,464,128

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  51

Description	Shares	Value

Lazard Emerging Markets Equity Blend Portfolio

Common Stocks | 86.5%

Argentina | 1.4%
YPF Sociedad Anonima Sponsored ADR	37,715	$1,699,061

Brazil | 13.6%
Banco do Brasil SA	100,637	1,805,553
Cia Hering SA	76,127	1,751,167
Cielo SA Sponsored ADR	64,180	1,652,635
Companhia Siderurgica Nacional SA
Sponsored ADR	92,385	1,151,117
Diagnosticos da America SA	102,500	1,379,233
Localiza Rent a Car SA	18,000	321,789
MRV Engenharia e Participacoes SA	168,300	1,397,602
Natura Cosmeticos SA	40,340	1,008,080
Redecard SA	126,110	1,900,559
Souza Cruz SA	82,475	1,049,533
Totvs SA	79,475	1,466,620
Vale SA Sponsored ADR	46,400	1,482,480
		16,366,368
Canada | 0.9%
First Quantum Minerals, Ltd.	7,305	1,065,093

China | 5.9%
Agricultural Bank of China, Ltd., Class H	3,377,000	1,779,264
Changsha Zoomlion Heavy Industry
Science and Technology Development
Co., Ltd., Class H	684,640	1,302,116
China Construction Bank Corp., Class H	1,187,461	985,774
Hidili Industry International
Development, Ltd.	1,623,360	1,397,704
Ping An Insurance Group Co. of
China, Ltd., Class H	161,500	1,668,607
		7,133,465
Colombia | 1.2%
Pacific Rubiales Energy Corp.	56,800	1,522,401

Egypt | 2.6%
Commercial International Bank Egypt SAE	347,225	1,744,124
Orascom Construction Industries	30,258	1,359,671
		3,103,795

Description	Shares	Value

Hong Kong | 2.4%
AAC Technologies Holdings, Inc.	471,640	$1,100,657
China State Construction International
Holdings, Ltd.	1,748,504	1,775,085
		2,875,742
Hungary | 1.0%
OTP Bank PLC	35,623	1,159,417

India | 1.4%
ICICI Bank, Ltd. Sponsored ADR	33,490	1,651,057

Indonesia | 3.8%
PT Bank Rakyat Indonesia (Persero) Tbk	1,895,118	1,436,449
PT Telekomunikasi Indonesia Tbk
Sponsored ADR	47,940	1,653,930
PT United Tractors Tbk	496,015	1,440,239
		4,530,618
Kazakhstan | 1.2%
Halyk Savings Bank of Kazakhstan
JSC GDR (a), (c)	160,998	1,440,932

Malaysia | 1.1%
Genting Berhad	354,920	1,318,828

Mexico | 5.3%
America Movil SAB de CV ADR, Series L	23,724	1,278,249
Grupo Financiero Banorte SAB de CV,
Class O	272,100	1,235,413
Grupo Mexico SAB de CV, Series B	444,390	1,467,320
Grupo Televisa SA Sponsored ADR	50,693	1,247,048
Kimberly-Clark de Mexico SAB de CV,
Series A	171,290	1,126,475
		6,354,505
Philippines | 2.4%
Philippine Long Distance Telephone Co.
Sponsored ADR	33,465	1,808,448
SM Investments Corp.	87,178	1,075,266
		2,883,714
Qatar | 1.3%
Qatar Electricity & Water Co.	40,504	1,603,921

The accompanying notes are an integral part of these financial statements.

52  Semi-Annual Report

Description	Shares	Value

Lazard Emerging Markets Equity Blend Portfolio (concluded)

Russia | 11.7%
Alliance Oil Co., Ltd. SDR (a)	85,636	$1,485,213
Eurasia Drilling Co., Ltd. GDR (c)	37,491	1,105,984
Gazprom OAO Sponsored ADR	99,700	1,450,635
Globaltrans Investment PLC
Sponsored GDR (c)	87,746	1,623,301
Mobile TeleSystems OJSC Sponsored ADR	74,390	1,414,898
Oriflame Cosmetics SA SDR	21,580	1,062,078
Sberbank	480,057	1,766,610
TMK OAO GDR (c)	78,450	1,463,093
Uralkali Sponsored GDR (c)	60,998	2,744,910
		14,116,722
South Africa | 7.9%
Clicks Group, Ltd.	185,515	1,159,160
Exxaro Resources, Ltd.	67,959	1,793,700
Kumba Iron Ore, Ltd.	8,614	616,578
Standard Bank Group, Ltd.	173,469	2,564,657
Tiger Brands, Ltd.	55,558	1,622,749
Truworths International, Ltd.	166,282	1,802,302
		9,559,146
South Korea | 9.6%
Hyundai Mobis	4,997	1,872,149
Korea Life Insurance Co., Ltd.	179,102	1,298,412
KT&G Corp.	26,200	1,629,448
NHN Corp. (a)	10,028	1,775,200
Samsung Electronics Co., Ltd.	3,314	2,563,915
Samsung Engineering Co., Ltd.	4,985	1,190,629
Shinhan Financial Group Co., Ltd.	27,414	1,306,957
		11,636,710
Taiwan | 6.3%
Delta Electronics, Inc.	359,000	1,318,589
Hon Hai Precision Industry Co., Ltd.	487,256	1,670,922
MediaTek, Inc.	72,000	782,077
Synnex Technology International Corp.	580,190	1,407,880
Taiwan Semiconductor
Manufacturing Co., Ltd.	460,000	1,156,266
Tripod Technology Corp.	319,240	1,322,595
		7,658,329

Description	Shares	Value

Thailand | 1.2%
Banpu Public Co. Ltd.	62,530	$1,457,168

Turkey | 4.3%
Koc Holding AS ADR	49,261	1,057,634
Tofas Turk Otomobil Fabrikasi AS	246,789	1,125,224
Turkcell Iletisim Hizmetleri AS ADR (a)	100,275	1,358,726
Turkiye Is Bankasi AS, C Shares	555,242	1,703,700
		5,245,284
Total Common Stocks
(Identified cost $102,678,977)		104,382,276

Preferred Stocks | 5.2%

Brazil | 3.9%
Companhia Energetica de Minas Gerais
SA Sponsored ADR	78,635	1,623,026
Marcopolo SA	256,800	1,151,828
Vale SA Sponsored ADR	65,950	1,909,912
		4,684,766
Colombia | 1.3%
Bancolombia SA Sponsored ADR	23,320	1,556,144

Total Preferred Stocks
(Identified cost $5,807,033)		6,240,910

Short-Term Investment | 6.2%
State Street Institutional Treasury
Money Market Fund
(Identified cost $7,489,731)	7,489,731	7,489,731

Total Investments | 97.9%
(Identified cost $115,975,741) (b)		$118,112,917

Cash and Other Assets in Excess
of Liabilities | 2.1%		2,485,596

Net Assets | 100.0%		$120,598,513

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  53

Description	Shares	Value

Lazard Emerging Markets Multi-Strategy Portfolio

Common Stocks | 50.4%

Argentina | 0.8%
YPF Sociedad Anonima Sponsored ADR (j)	6,997	$315,215

Brazil | 7.9%
Banco do Brasil SA	19,000	340,670
Cia Hering SA	14,200	326,646
Cielo SA Sponsored ADR (j)	12,220	314,665
Companhia Siderurgica Nacional SA
Sponsored ADR	20,010	249,325
Diagnosticos da America SA	19,000	255,663
Localiza Rent a Car SA	3,300	58,995
MRV Engenharia e Participacoes SA	31,300	259,922
Natura Cosmeticos SA	7,760	193,919
Redecard SA (c), (j)	11,693	350,285
Souza Cruz SA	15,680	199,535
Totvs SA	14,800	273,117
Vale SA Sponsored ADR (j)	8,600	274,770
		3,097,512
Canada | 0.5%
First Quantum Minerals, Ltd.	1,350	196,835

China | 3.4%
Agricultural Bank of China, Ltd., Class H	629,000	331,406
Changsha Zoomlion Heavy Industry
Science and Technology Development
Co., Ltd., Class H	129,780	246,828
China Construction Bank Corp., Class H	229,000	190,105
Hidili Industry International
Development, Ltd.	302,000	260,020
Ping An Insurance Group Co. of
China, Ltd., Class H	30,000	309,958
		1,338,317
Colombia | 0.7%
Pacific Rubiales Energy Corp.	10,600	284,110

Egypt | 1.5%
Commercial International Bank Egypt SAE	65,120	327,100
Orascom Construction Industries	5,855	263,100
		590,200

Description	Shares	Value

Hong Kong | 1.4%
AAC Technologies Holdings, Inc.	88,000	$205,364
China State Construction International
Holdings, Ltd.	325,600	330,550
		535,914
Hungary | 0.6%
OTP Bank PLC	6,881	223,955

India | 0.8%
ICICI Bank, Ltd. Sponsored ADR (j)	6,200	305,660

Indonesia | 2.2%
PT Bank Rakyat Indonesia (Persero) Tbk	353,000	267,565
PT Telekomunikasi Indonesia Tbk
Sponsored ADR (j)	9,070	312,915
PT United Tractors Tbk	95,015	275,887
		856,367
Kazakhstan | 0.7%
Halyk Savings Bank of Kazakhstan
JSC GDR (a), (c), (j)	29,982	268,339

Malaysia | 0.6%
Genting Berhad	66,100	245,617

Mexico | 3.2%
America Movil SAB de CV ADR, Series L	4,530	244,076
Grupo Financiero Banorte SAB de CV,
Class O	50,700	230,193
Grupo Mexico SAB de CV, Series B	85,028	280,752
Grupo Televisa SA Sponsored ADR	9,712	238,915
Kimberly-Clark de Mexico SAB de CV,
Series A	36,985	243,229
		1,237,165
Philippines | 1.4%
Philippine Long Distance Telephone Co.
Sponsored ADR (j)	6,197	334,886
SM Investments Corp.	16,540	204,006
		538,892
Qatar | 0.8%
Qatar Electricity & Water Co.	7,543	298,696

The accompanying notes are an integral part of these financial statements.

54  Semi-Annual Report

Description	Shares	Value

Lazard Emerging Markets Multi-Strategy Portfolio (continued)

Russia | 6.7%
Alliance Oil Co., Ltd. SDR (a)	15,870	$275,238
Eurasia Drilling Co., Ltd. GDR (c), (j)	6,982	205,969
Gazprom OAO Sponsored ADR (j)	18,375	267,356
Globaltrans Investment PLC
Sponsored GDR (c)	16,340	302,290
Mobile TeleSystems OJSC
Sponsored ADR (j)	14,190	269,894
Oriflame Cosmetics SA SDR	4,112	202,375
Sberbank	89,398	328,985
TMK OAO GDR (c)	14,611	272,495
Uralkali Sponsored GDR (c), (j)	11,342	510,390
		2,634,992
South Africa | 4.6%
Clicks Group, Ltd.	34,547	215,861
Exxaro Resources, Ltd.	12,663	334,226
Kumba Iron Ore, Ltd.	1,610	115,242
Standard Bank Group, Ltd.	32,378	478,693
Tiger Brands, Ltd.	10,604	309,724
Truworths International, Ltd.	31,871	345,444
		1,799,190
South Korea | 5.7%
Hyundai Mobis	975	365,288
Korea Life Insurance Co., Ltd.	34,380	249,240
KT&G Corp. (c), (j)	10,009	311,243
NHN Corp. (a)	1,921	340,064
Samsung Electronics Co., Ltd.	325	251,440
Samsung Electronics Co., Ltd. GDR (c)	619	239,925
Samsung Engineering Co., Ltd.	918	219,257
Shinhan Financial Group Co., Ltd.	2,678	256,954
		2,233,411
Taiwan | 3.6%
Delta Electronics, Inc.	13,802	253,471
Hon Hai Precision Industry Co.,
Ltd. GDR (c), (j)	44,576	304,454
MediaTek, Inc.	13,000	141,209
Synnex Technology International Corp.	108,000	262,071
Taiwan Semiconductor Manufacturing Co.,
Ltd. Sponsored ADR	15,956	201,205
Tripod Technology Corp.	59,000	244,434
		1,406,844
Thailand | 0.7%
Banpu Public Co. Ltd.	11,900	277,312

Description	Shares	Value

Turkey | 2.6%
Koc Holding AS ADR	9,290	$199,456
Tofas Turk Otomobil Fabrikasi AS	45,958	209,544
Turkcell Iletisim Hizmetleri AS ADR (a)	19,250	260,837
Turkiye Is Bankasi AS, C Shares	105,622	324,090
		993,927
Total Common Stocks
(Identified cost $19,889,962)		19,678,470

Preferred Stocks | 3.0%

Brazil | 2.3%
Companhia Energetica de Minas Gerais
SA Sponsored ADR	14,681	303,016
Marcopolo SA	47,800	214,398
Vale SA Sponsored ADR (j)	12,510	362,289
		879,703
Colombia | 0.7%
Bancolombia SA Sponsored ADR	4,380	292,278

Total Preferred Stocks
(Identified cost $1,128,755)		1,171,981

Description	Principal Amount (000) (d)	Value

Corporate Bonds | 4.1%

Argentina | 0.4%
Aeropuertos Argentina 2000 SA,
10.75%, 12/01/20 (c)	$98	$105,480
Pan American Energy LLC,
7.875%, 05/07/21	50	53,312
		158,792
China | 0.3%
Lumena Resources Corp.,
12.00%, 10/27/14 (c)	100	99,200

India | 0.3%
Vedanta Resources PLC,
9.50%, 07/18/18 (c)	100	109,550

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  55

Description	Principal Amount (000) (d)	Value

Lazard Emerging Markets Multi-Strategy Portfolio (continued)

Indonesia | 1.1%
Altus Capital Pte., Ltd.,
12.875%, 02/10/15 (c)	$100	$110,375
Berau Capital Resources Pte. Ltd.,
12.50%, 07/08/15 (c)	100	116,192
Bumi Investment Pte., Ltd.,
10.75%, 10/06/17 (c)	100	113,620
GT 2005 Bonds BV,
5.00%, 07/21/14 (f)	85	76,500
		416,687
Kazakhstan | 0.3%
Halyk Savings Bank of Kazakhstan JSC,
7.25%, 05/03/17 (c)	125	126,250

Russia | 1.1%
Alfa-Bank,
7.875%, 09/25/17 (c)	100	105,000
Alliance Oil Co., Ltd.,
9.875%, 03/11/15 (c)	100	109,500
MTS International Funding, Ltd.,
8.625%, 06/22/20 (c)	100	114,125
Vnesheconombank,
6.80%, 11/22/25 (c)	100	101,500
		430,125
Ukraine | 0.6%
DTEK Finance BV,
9.50%, 04/28/15 (c)	100	105,500
Metinvest BV,
10.25%, 05/20/15 (c)	125	136,406
		241,906
Total Corporate Bonds
(Identified cost $1,650,121)		1,582,510

Foreign Government Obligations | 13.4%

Argentina | 0.3%
Republic of Argentina,
8.28%, 12/31/33	143	126,290

Colombia | 0.4%
Republic of Colombia,
7.75%, 04/14/21 (e)	220,000	141,215

Description	Principal Amount (000) (d)	Value

Croatia | 0.3%
Croatia Government Bond,
6.75%, 11/05/19 (c)	$100	$108,000

Dominican Republic | 0.2%
Dominican Republic,
9.04%, 01/23/18 (c)	71	79,924

Ghana | 0.3%
Republic of Ghana,
8.50%, 10/04/17 (c)	100	113,250

Indonesia | 0.6%
Indonesia Government,
7.375%, 09/15/16 (e)	2,000,000	238,000

Iraq | 0.6%
Republic of Iraq,
5.80%, 01/15/28 (c)	250	225,625

Ivory Coast | 0.3%
Ivory Coast,
2.50%, 12/31/32 (c), (f), (g)	225	118,688

Lithuania | 0.3%
Republic of Lithuania,
5.125%, 09/14/17 (c)	100	102,875

Malaysia | 1.1%
Bank Negara Monetary Notes:
0.00%, 07/14/11 (e)	1,000	330,800
0.00%, 08/09/11 (e)	330	108,935
		439,735
Mexico | 2.6%
Mexican Bonos:
7.50%, 06/21/12 (e)	800	70,106
9.00%, 06/20/13 (e)	2,750	251,187
8.00%, 12/17/15 (e)	700	64,109
Mexican Cetes,
0.00%, 12/15/11 (e)	75,200	628,973
		1,014,375
Peru | 0.3%
Republic of Peru,
6.55%, 03/14/37	100	111,550

The accompanying notes are an integral part of these financial statements.

56  Semi-Annual Report

Description	Principal Amount (000) (d)	Value

Lazard Emerging Markets Multi-Strategy Portfolio (continued)

Poland | 0.5%
Poland Government Bonds:
0.00%, 07/25/12 (e)	$505	$175,339
3.00%, 08/24/16 (e)	98	36,796
		212,135
Romania | 1.1%
Romania Treasury Bills:
0.00%, 09/19/11 (e)	390	131,847
0.00%, 12/28/11 (e)	580	193,016
0.00%, 06/06/12 (e)	360	116,164
		441,027
Russia | 0.5%
Russian Eurobond,
7.85%, 03/10/18 (c), (e)	5,000	187,766

Serbia | 0.3%
Republic of Serbia,
6.75%, 11/01/24 (c)	135	135,675

South Africa | 0.4%
Republic of South Africa:
8.25%, 09/15/17 (e)	436	64,744
8.00%, 12/21/18 (e)	550	79,794
		144,538
Turkey | 1.5%
Turkey Government Bonds:
0.00%, 08/03/11 (e)	312	190,885
0.00%, 11/16/11 (e)	292	174,401
4.50%, 02/11/15 (e)	138	91,067
4.00%, 04/29/15 (e)	177	115,690
		572,043
Ukraine | 0.5%
Ukraine Government,
6.25%, 06/17/16 (c)	200	199,500

Uruguay | 0.5%
Uruguayan Monetary Regulation Bills:
0.00%, 07/13/11 (e)	1,510	81,870
0.00%, 09/29/11 (e)	930	49,475
0.00%, 10/21/11 (e)	1,880	77,924
		209,269

Description	Principal Amount (000) (d)	Value

Venezuela | 0.8%
Republic of Venezuela:
7.75%, 10/13/19 (c)	$75	$54,188
12.75%, 08/23/22 (c)	125	111,875
7.00%, 03/31/38 (c)	225	130,500
		296,563
Total Foreign Government Obligations
(Identified cost $5,233,564)		5,218,043

Quasi Bonds | 2.3%

Colombia | 0.1%
Empresas Public de Medellin,
8.375%, 02/01/21 (c), (e)	100,000	59,005

Kazakhstan | 0.6%
KazMunayGas National Co.,
7.00%, 05/05/20 (c)	200	220,280

Russia | 0.5%
Gaz Capital SA,
6.51%, 03/07/22 (c)	100	106,000
Russia Standard Bank,
7.73%, 12/16/15	100	101,500
		207,500
Ukraine | 0.3%
Naftogaz Ukraine,
9.50%, 09/30/14	95	104,144

Venezuela | 0.8%
Petroleos de Venezuela SA:
4.90%, 10/28/14	75	57,938
8.50%, 11/02/17 (c)	225	166,837
12.75%, 02/17/22 (c)	120	98,400
		323,175
Total Quasi Bonds
(Identified cost $836,637)		914,104

Supranationals | 0.2%

Indonesia | 0.2%
European Bank for Reconstruction &
Development,
7.20%, 06/08/16
(Identified cost $65,382) (h)	560,000	65,394

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  57

Description	Principal Amount (000) (d)	Value

Lazard Emerging Markets Multi-Strategy Portfolio (continued)

U.S. Treasury Obligations | 11.0%
U.S. Treasury Bills:
0.00%, 08/18/11	$4,000	$3,999,589
0.00%, 09/22/11	300	299,973

Total U.S. Treasury Obligations
(Identified cost $4,299,562)		4,299,562

Description	Shares	Value

Short-Term Investment | 15.1%
State Street Institutional Treasury
Money Market Fund
(Identified cost $5,911,279)	5,911,279	$5,911,279

Total Investments | 99.5%
(Identified cost $39,015,262) (b)		38,841,343

Description	Number of Contracts	Value

Purchased Options | 0.1%
USD vs PLN July 11 2.78 Call,
Expires 07/08/11	2,000	$920
USD vs CNY August 11 6.464 Put,
Expires 08/29/11	5,000	2,100
USD vs INR July 11 44.88 Put,
Expires 07/05/11	6,000	3,660
USD vs KRW July 11 1088 Put,
Expires 07/07/11	2,800	5,460
USD vs ZAR August 11 6.75 Put,
Expires 08/03/11	2,500	3,737

Total Purchased Options
(Identified cost $23,326)		15,877

Total Investments and Purchased
Options | 99.6%
(Identified cost $39,038,588)		$38,857,220

Cash and Other Assets in
Excess of Liabilities | 0.4%		174,711

Net Assets | 100.0%		$39,031,931

The accompanying notes are an integral part of these financial statements.

58  Semi-Annual Report

Lazard Emerging Markets Multi-Strategy Portfolio (continued)

Forward Currency Contracts open at June 30, 2011:

Forward Currency Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts
ARS	CIT	08/31/11	1,897,947	$454,000	$456,616	$2,616	$—
BRL	HSB	07/05/11	364,360	223,000	233,467	10,467	—
BRL	JPM	07/05/11	148,410	90,000	95,095	5,095	—
BRL	HSB	08/02/11	242,423	149,000	154,312	5,312	—
BRL	JPM	08/02/11	486,073	303,000	309,405	6,405	—
CLP	BNP	07/15/11	16,718,100	35,000	35,727	727	—
CLP	BNP	07/18/11	192,472,800	403,846	411,157	7,311	—
CLP	JPM	08/01/11	47,320,000	100,000	100,904	904	—
CLP	BNP	02/13/12	11,563,200	24,000	24,113	113	—
CNY	JPM	06/13/12	1,188,540	186,000	186,319	319	—
COP	BNP	07/22/11	159,577,000	89,000	90,166	1,166	—
COP	CIT	08/18/11	167,164,000	92,000	94,341	2,341	—
CZK	ING	07/07/11	608,388	35,642	36,276	634	—
CZK	ING	07/07/11	1,420,327	83,113	84,689	1,576	—
CZK	ING	07/25/11	1,585,724	92,916	94,542	1,626	—
EUR	CIT	07/05/11	46,006	66,389	66,716	327	—
EUR	CIT	07/05/11	60,437	86,000	87,643	1,643	—
EUR	ING	07/05/11	113,088	161,807	163,995	2,188	—
EUR	JPM	07/05/11	228,251	327,848	330,998	3,150	—
EUR	ING	07/07/11	24,000	34,402	34,802	400	—
EUR	BRC	07/18/11	17,923	25,809	25,982	173	—
EUR	CIT	07/18/11	27,109	40,000	39,297	—	703
EUR	CIT	07/18/11	51,000	73,597	73,931	334	—
EUR	CIT	07/18/11	106,543	151,000	154,447	3,447	—
EUR	ING	07/18/11	78,660	113,511	114,028	517	—
IDR	JPM	11/18/11	763,752,000	87,286	87,123	—	163
ILS	CIT	07/18/11	359,069	105,000	105,470	470	—
ILS	JPM	07/18/11	607,864	178,510	178,548	38	—
INR	SCB	07/21/11	14,677,200	324,000	327,494	3,494	—
INR	JPM	07/29/11	4,517,000	100,000	100,652	652	—
INR	SCB	10/13/11	910,400	20,000	20,004	4	—
INR	BRC	11/14/11	5,100,450	111,000	111,459	459	—
INR	JPM	05/25/12	1,908,000	40,000	40,581	581	—
INR	UBS	05/25/12	4,263,990	89,000	90,690	1,690	—
KRW	SCB	08/11/11	506,106,000	465,000	472,959	7,959	—
MXN	JPM	07/11/11	6,270,000	528,000	535,230	7,230	—
MYR	BRC	07/29/11	1,645,343	541,000	543,923	2,923	—
PHP	JPM	07/25/11	4,353,000	100,000	100,267	267	—
PHP	BRC	07/27/11	6,879,320	158,000	158,430	430	—
PHP	JPM	07/29/11	4,375,000	100,000	100,737	737	—
PHP	BRC	08/19/11	911,400	21,000	20,948	—	52

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  59

Lazard Emerging Markets Multi-Strategy Portfolio (continued)

Forward Currency Contracts open at June 30, 2011 (continued):

Forward Currency Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts (concluded)
PLN	BOA	07/05/11	400,345	$142,629	$145,962	$3,333	$—
PLN	CIT	07/05/11	134,528	50,628	49,048	—	1,580
PLN	ING	07/05/11	314,964	114,076	114,833	757	—
PLN	JPM	07/05/11	912,091	335,753	332,540	—	3,213
PLN	JPM	07/18/11	912,091	326,785	332,090	5,305	—
RON	CIT	07/05/11	194,514	67,488	66,609	—	879
RON	CIT	07/12/11	261,000	89,301	89,300	—	1
RON	ING	07/15/11	249,000	86,899	85,163	—	1,736
RUB	JPM	07/29/11	2,107,500	75,000	75,287	287	—
RUB	HSB	08/24/11	2,556,720	90,000	91,098	1,098	—
SGD	SCB	07/28/11	102,414	83,000	83,379	379	—
SGD	HSB	08/29/11	118,896	96,000	96,802	802	—
THB	SCB	08/09/11	7,622,540	254,000	247,526	—	6,474
THB	HSB	11/14/11	3,507,840	116,000	113,123	—	2,877
ZAR	CIT	09/14/11	567,399	82,743	83,052	309	—
Total Forward Currency Purchase Contracts				$8,418,978	$8,499,295	$97,995	$17,678

Forward Currency Sale Contracts
ARS	BNP	07/25/11	904,251	$219,215	$219,000	$—	$215
BRL	JPM	07/05/11	512,770	328,562	321,890	—	6,672
CLP	BNP	07/15/11	39,312,000	84,010	84,000	—	10
CLP	BNP	07/18/11	49,915,500	106,628	107,000	372	—
COP	JPM	07/18/11	371,259,200	209,795	208,000	—	1,795
CZK	ING	07/07/11	579,696	34,565	34,401	—	164
CZK	JPM	07/07/11	2,615,858	155,975	155,000	—	975
EUR	CIT	07/05/11	34,000	49,305	50,628	1,323	—
EUR	CIT	07/05/11	47,000	68,157	67,488	—	669
EUR	CIT	07/05/11	60,437	87,643	87,247	—	396
EUR	ING	07/05/11	78,741	114,186	114,076	—	110
EUR	JPM	07/05/11	230,186	333,805	335,754	1,949	—
EUR	ING	07/07/11	25,000	36,252	35,642	—	610
EUR	ING	07/07/11	58,000	84,104	83,113	—	991
EUR	CIT	07/12/11	61,730	89,500	89,301	—	199
EUR	ING	07/15/11	59,714	86,570	86,899	329	—
EUR	CIT	07/18/11	159,000	230,490	229,406	—	1,084
EUR	JPM	07/18/11	228,034	330,564	326,785	—	3,779
EUR	ING	07/25/11	65,000	94,207	92,916	—	1,291
EUR	BNP	07/27/11	34,000	49,275	48,125	—	1,150
EUR	HSB	09/07/11	233,710	338,307	339,432	1,125	—
EUR	ING	09/28/11	428,388	619,737	605,527	—	14,210
JPY	JPM	08/31/11	20,294,125	252,160	250,000	—	2,160
JPY	SCB	09/21/11	6,964,263	86,545	87,000	455	—

The accompanying notes are an integral part of these financial statements.

60  Semi-Annual Report

Lazard Emerging Markets Multi-Strategy Portfolio (concluded)

Forward Currency Contracts open at June 30, 2011 (concluded):

Forward Currency Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Sale Contracts (concluded)
KRW	SCB	08/11/11	116,373,200	$108,751	$107,000	$—	$1,751
MXN	JPM	07/11/11	572,592	48,879	48,000	—	879
MXN	JPM	07/11/11	5,697,408	486,351	479,338	—	7,013
MXN	HSB	07/28/11	1,835,770	156,477	157,001	524	—
PLN	BOA	07/05/11	400,345	145,962	142,715	—	3,247
PLN	ING	07/05/11	449,492	163,881	161,807	—	2,074
PLN	JPM	07/05/11	912,091	332,540	327,848	—	4,692
PLN	ING	07/18/11	314,964	114,678	113,511	—	1,167
RON	CIT	07/05/11	194,514	66,609	66,389	—	220
RON	BRC	07/18/11	73,690	25,194	25,809	615	—
TWD	JPM	07/27/11	2,320,000	80,788	80,332	—	456
ZAR	JPM	09/14/11	1,101,052	161,169	160,667	—	502
Total Forward Currency Sale Contracts				$5,980,836	$5,929,047	6,692	58,481
Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$104,687	$76,159

Written Options open at June 30, 2011:

Description	Number of Contracts	Strike Price	Expiration Date	Value

USD vs CLP Call	130,000	466.00	07/01/11	$1,131
USD vs SGD Call	130,000	1.23	07/01/11	65
USD vs PLN Call	200,000	2.88	07/08/11	120
USD vs SGD Call	200,000	1.23	07/14/11	760
USD vs SGD Call	122,000	1.24	07/26/11	525
USD vs SGD Call	600,000	1.24	07/27/11	1,920
USD vs ZAR Put	250,000	6.55	08/03/11	1,087
USD vs CLP Call	100,000	470.25	08/03/11	1,070
Total Written Options				$6,678

Credit Default Swap Agreement open at June 30, 2011:

Referenced Obligation	Counterparty	Notional Amount	Expiration Date	Receive (Pay) Rate	Value	Upfront Premiums Paid (Received)	Net Unrealized Depreciation

Republic of Korea,
4.875%, 09/22/14	JPM	1,000,000	09/20/16	(1.00)%	$193	$985	$792

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  61

Description	Principal Amount (000) (d)	Value

Lazard Emerging Markets Debt Portfolio

Corporate Bonds | 13.4%

Argentina | 1.0%
Aeropuertos Argentina 2000 SA,
10.75%, 12/01/20 (c)	$131	$141,344
Pan American Energy LLC,
7.875%, 05/07/21 (c)	60	63,975
		205,319
China | 0.5%
Lumena Resources Corp.,
12.00%, 10/27/14 (c)	100	99,200

India | 0.7%
Vedanta Resources PLC,
9.50%, 07/18/18 (c)	125	136,937

Indonesia | 3.7%
Altus Capital Pte., Ltd.,
12.875%, 02/10/15 (c)	125	137,969
Berau Capital Resources Pte., Ltd.,
12.50%, 07/08/15 (c)	140	162,669
Bumi Investment Pte., Ltd.,
10.75%, 10/06/17 (c)	145	164,749
GT 2005 Bonds BV,
5.00%, 07/21/14 (f)	105	94,500
PT Pertamina (Persero) Tbk,
5.25%, 05/23/21 (c)	200	201,400
		761,287
Kazakhstan | 0.5%
Halyk Savings Bank of Kazakhstan JSC,
7.25%, 05/03/17 (c)	100	101,000

Russia | 4.8%
Alfa-Bank,
7.875%, 09/25/17 (c)	100	105,000
Alliance Oil Co., Ltd.,
9.875%, 03/11/15 (c)	100	109,500
MTS International Funding, Ltd.,
8.625%, 06/22/20 (c)	125	142,656
Russian Agricultural Bank OJSC,
7.50%, 03/25/13 (e)	6,500	237,241
VimpelCom Holdings BV,
7.504%, 03/01/22 (c)	200	199,904
Vnesheconombank,
6.80%, 11/22/25 (c)	200	203,000
		997,301

Description	Principal Amount (000) (d)	Value

Ukraine | 2.2%
DTEK Finance BV,
9.50%, 04/28/15 (c)	$100	$105,500
Ferrexpo Finance PLC,
7.875%, 04/07/16 (c)	200	206,730
Metinvest BV,
10.25%, 05/20/15 (c)	125	136,087
		448,317
Total Corporate Bonds
(Identified cost $2,752,434)		2,749,361

Foreign Government Obligations | 62.8%

Argentina | 1.1%
Republic of Argentina:
8.28%, 12/31/33	150	132,030
2.50%, 12/31/38 (f), (j)	225	97,875
		229,905
Colombia | 2.7%
Republic of Colombia:
12.00%, 10/22/15 (e)	115,000	82,470
11.75%, 02/25/20	40	61,880
7.75%, 04/14/21 (e)	235,000	150,844
8.125%, 05/21/24	105	138,547
9.85%, 06/28/27 (e)	160,000	115,790
		549,531
Croatia | 0.8%
Croatia Government Bond,
6.75%, 11/05/19 (c)	150	162,000

Dominican Republic | 0.7%
Dominican Republic,
9.04%, 01/23/18 (c)	131	147,552

El Salvador | 0.3%
Republic of El Salvador,
7.65%, 06/15/35 (c)	65	67,275

Ghana | 0.6%
Republic of Ghana,
8.50%, 10/04/17 (c)	100	113,250

The accompanying notes are an integral part of these financial statements.

62  Semi-Annual Report

Description	Principal Amount (000) (d)	Value

Lazard Emerging Markets Debt Portfolio (continued)

Hungary | 1.8%
Hungary Government Bonds:
7.25%, 06/12/12 (e)	$9,000	$49,718
6.00%, 10/24/12 (e)	23,000	125,435
6.75%, 08/22/14 (e)	24,000	130,951
Republic of Hungary,
7.625%, 03/29/41	64	69,040
		375,144
Indonesia | 5.2%
Indonesia Government:
7.375%, 09/15/16 (e)	2,000,000	238,000
8.375%, 09/15/26 (e)	5,450,000	645,909
Indonesia Treasury Bill,
0.00%, 07/06/11 (e)	700,000	81,573
Republic of Indonesia,
6.625%, 02/17/37 (c)	100	110,209
		1,075,691
Iraq | 1.1%
Republic of Iraq,
5.80%, 01/15/28 (c), (j)	250	225,625

Ivory Coast | 1.2%
Ivory Coast,
2.50%, 12/31/32 (c), (f), (g), (j)	475	250,562

Lithuania | 1.0%
Republic of Lithuania,
5.125%, 09/14/17 (c)	200	205,750

Malaysia | 7.7%
Bank Negara Monetary Notes:
0.00%, 07/14/11 (e)	1,500	496,200
0.00%, 07/28/11 (e)	1,700	560,548
0.00%, 08/09/11 (e)	500	165,054
Malaysia Government:
3.702%, 02/25/13 (e)	300	100,388
3.434%, 08/15/14 (e)	760	252,811
		1,575,001

Description	Principal Amount (000) (d)	Value

Mexico | 6.6%
Mexican Bonos:
9.00%, 06/20/13 (e)	$6,800	$621,118
8.00%, 12/19/13 (e)	1,000	90,419
8.00%, 12/17/15 (e)	4,100	375,493
6.50%, 06/10/21 (e)	1,000	82,087
8.50%, 05/31/29 (e)	900	82,469
10.00%, 11/20/36 (e)	1,020	105,355
		1,356,941
Nigeria | 1.0%
Republic of Nigeria,
6.75%, 01/28/21 (c), (j)	200	209,500

Panama | 1.5%
Republic of Panama,
5.20%, 01/30/20 (j)	275	301,675

Peru | 2.8%
Republic of Peru:
7.125%, 03/30/19	135	162,405
8.20%, 08/12/26 (c), (e)	270	109,067
6.55%, 03/14/37	100	111,550
5.625%, 11/18/50	195	183,788
		566,810
Philippines | 0.6%
Republic of Philippines,
4.95%, 01/15/21 (e)	5,000	115,092

Poland | 3.1%
Poland Government Bonds:
4.75%, 04/25/12 (e)	15	5,470
0.00%, 10/25/12 (e)	900	308,722
5.50%, 04/25/15 (e)	400	147,765
5.25%, 10/25/17 (e)	225	81,301
5.50%, 10/25/19 (e)	277	99,487
		642,745
Russia | 2.7%
Russian Eurobonds,
7.85%, 03/10/18 (c), (e)	5,000	187,766
7.85%, 03/10/18 (e)	10,000	375,531
		563,297
Serbia | 1.1%
Republic of Serbia,
6.75%, 11/01/24 (c), (j)	225	226,125

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  63

Description	Principal Amount (000) (d)	Value

Lazard Emerging Markets Debt Portfolio (continued)

South Africa | 5.3%
Republic of South Africa:
13.50%, 09/15/15 (e)	$850	$152,142
8.25%, 09/15/17 (e)	4,440	659,322
10.50%, 12/21/26 (e)	1,685	288,293
		1,099,757
Sri Lanka | 0.5%
Republic of Sri Lanka,
6.25%, 10/04/20 (c)	100	100,000

Thailand | 3.1%
Bank of Thailand:
0.00%, 07/14/11 (e)	3,000	97,453
0.00%, 05/03/12 (e)	13,000	410,669
Thailand Government Bond,
4.25%, 03/13/13 (e)	4,000	131,345
		639,467
Turkey | 4.7%
Turkey Government Bonds:
0.00%, 01/25/12 (e)	150	88,290
0.00%, 04/25/12 (e)	400	229,730
0.00%, 11/07/12 (e)	570	311,684
0.00%, 02/20/13 (e)	545	290,573
6.875%, 03/17/36	35	38,500
		958,777
Ukraine | 1.1%
Ukraine Government,
6.58%, 11/21/16 (c)	175	176,243
7.75%, 09/23/20 (c)	40	41,500
		217,743
Uruguay | 1.5%
Uruguayan Monetary Regulation Bills:
0.00%, 07/08/11 (e)	1,000	54,274
0.00%, 07/13/11 (e)	2,160	117,113
0.00%, 09/29/11 (e)	1,710	91,033
0.00%, 10/21/11 (e)	1,060	56,190
		318,610

Description	Principal Amount (000) (d)	Value

Venezuela | 3.0%
Republic of Venezuela:
7.75%, 10/13/19 (c)	$335	$242,037
12.75%, 08/23/22 (c)	55	49,225
9.00%, 05/07/23 (c)	30	21,675
8.25%, 10/13/24 (c)	310	210,800
7.00%, 03/31/38 (c)	175	101,500
		625,237
Total Foreign Government Obligations
(Identified cost $12,812,237)		12,919,062

Quasi Bonds | 9.6%

Colombia | 1.3%
Emgesa SA,
8.75%, 01/25/21 (c), (e)	150,000	91,187
Empresas Publicas de Medellin,
8.375%, 02/01/21 (c), (e)	310,000	182,916
		274,103
Indonesia | 1.2%
Majapahit Holding BV:
8.00%, 08/07/19 (c)	100	118,250
7.75%, 01/20/20 (c)	100	117,000
		235,250
Kazakhstan | 1.7%
Development Bank of Kazakhstan JSC,
5.50%, 12/20/15 (c)	200	206,000
KazMunayGas National Co.,
7.00%, 05/05/20 (c)	125	137,675
		343,675
Russia | 1.7%
Gas Capital SA:
9.25%, 04/23/19 (c)	100	124,875
6.51%, 03/07/22 (c)	100	106,000
Russian Standard Bank,
7.73%, 12/16/15	125	126,875
		357,750
Ukraine | 1.2%
Naftogaz Ukraine,
9.50%, 09/30/14 (j)	220	241,175

The accompanying notes are an integral part of these financial statements.

64  Semi-Annual Report

Description	Principal Amount (000) (d)	Value

Lazard Emerging Markets Debt Portfolio (continued)

Venezuela | 2.5%
Petroleos de Venezuela SA:
4.90%, 10/28/14	$170	$131,325
5.25%, 04/12/17	90	56,475
8.50%, 11/02/17 (c), (j)	335	248,402
12.75%, 02/17/22 (c)	65	53,300
5.50%, 04/12/37 (c)	55	27,225
		516,727
Total Quasi Bonds
(Identified cost $1,930,566)		1,968,680

Supranationals | 1.2%

Indonesia | 1.2%
European Bank for Reconstruction
& Development,
7.20%, 06/08/16 (h)	1,500,000	175,162
Export-Import Bank of Korea,
6.60%, 11/04/13 (c), (h)	700,000	80,436

Total Supranationals
(Identified cost $253,776)		255,598

Description	Shares	Value

Short-Term Investment | 9.8%
State Street Institutional Treasury
Money Market Fund
(Identified cost $2,008,095)	2,008,095	$2,008,095

Total Investments | 96.8%
(Identified cost $19,757,108) (b)		19,900,796

Description	Number of Contracts	Value

Purchased Options | 0.2%
USD vs PLN July 11 2.78 Call,
Expires 07/08/11	2,500	$1,150
USD vs CNY August 11 6.464 Put,
Expires 08/29/11	15,000	6,300
USD vs INR July 11 44.88 Put,
Expires 07/05/11	15,000	9,150
USD vs KRW July 11 1088 Put,
Expires 07/07/11	6,000	11,700
USD vs ZAR August 11 6.75 Put,
Expires 08/03/11	4,000	5,980

Total Purchased Options
(Identified cost $50,671)		34,280

Total Investments and Purchased
Options | 97.0%
(Identified cost $19,807,779)		$19,935,076

Cash and Other Assets in Excess
of Liabilities | 3.0%		625,634

Net Assets | 100.0%		$20,560,710

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  65

Lazard Emerging Markets Debt Portfolio (concluded)

Forward Currency Contracts open at June 30, 2011:

Forward Currency Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts
BRL	BRC	07/05/11	358,380	$220,000	$229,635	$9,635	$—
BRL	BRC	07/05/11	1,225,455	770,000	785,221	15,221	—
BRL	BRC	08/02/11	1,504,910	952,897	957,936	5,039	—
CLP	JPM	07/05/11	93,150,000	200,000	199,315	—	685
INR	JPM	07/29/11	6,323,800	140,000	140,912	912	—
INR	JPM	08/05/11	3,378,000	75,000	75,182	182	—
PHP	JPM	07/25/11	4,353,000	100,000	100,267	267	—
PHP	JPM	07/29/11	8,750,000	200,000	201,474	1,474	—
PLN	BOA	07/05/11	600,000	213,759	218,755	4,996	—
RUB	JPM	07/29/11	2,248,000	80,000	80,307	307	—
ZAR	BRC	07/01/11	1,230,714	180,602	182,010	1,408	—
Total Forward Currency Purchase Contracts				$3,132,258	$3,171,014	$39,441	$685

Forward Currency Sale Contracts
BRL	BRC	07/05/11	78,925	$50,572	$50,000	$—	$572
BRL	BRC	07/05/11	1,504,910	964,284	959,458	—	4,826
COP	JPM	07/18/11	455,149,500	257,201	255,001	—	2,200
PLN	BOA	07/05/11	1,104,400	402,654	393,697	—	8,957
ZAR	BRC	07/01/11	1,230,714	182,010	181,835	—	175
ZAR	BRC	07/08/11	1,230,714	181,932	180,421	—	1,511
Total Forward Currency Sale Contracts				$2,038,653	$2,020,412	—	18,241

Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$39,441	$18,926

Written Options open at June 30, 2011:

Description	Number of Contracts	Strike Price	Expiration Date	Value

USD vs SGD Call	400,000	1.23	07/01/11	$200
USD vs PLN Call	250,000	2.88	07/08/11	150
USD vs SGD Call	300,000	1.23	07/11/11	870
USD vs SGD Call	200,000	1.24	07/27/11	640
USD vs ZAR Put	400,000	6.55	08/03/11	1,740
USD vs CLP Call	190,000	470.25	08/03/11	2,033
Total Written Options				$5,633

The accompanying notes are an integral part of these financial statements.

66  Semi-Annual Report

Description	Principal Amount (000)	Value

Lazard U.S. High Yield Portfolio

Corporate Bonds | 96.0%

Aerospace & Defense | 1.3%
BE Aerospace, Inc.,
8.50%, 07/01/18	$525	$572,906
Huntington Ingalls Industries, Inc.,
6.875%, 03/15/18 (c)	1,500	1,537,500
		2,110,406
Apparel & Textiles | 0.8%
Levi Strauss & Co.,
7.625%, 05/15/20	1,300	1,300,000

Automotive | 4.7%
ArvinMeritor, Inc.,
8.125%, 09/15/15	215	224,137
Dana Holding Corp.,
6.50%, 02/15/19	1,500	1,485,000
Ford Motor Credit Co. LLC,
7.00%, 10/01/13	1,250	1,335,846
GMAC LLC,
6.75%, 12/01/14	165	170,363
Navistar International Corp.,
8.25%, 11/01/21	825	882,750
Pinafore LLC,
9.00%, 10/01/18 (c)	1,450	1,562,375
The Goodyear Tire & Rubber Co.,
10.50%, 05/15/16	618	695,250
TRW Automotive, Inc.,
8.875%, 12/01/17 (c)	1,000	1,120,000
		7,475,721
Building & Materials | 4.0%
Legrand France SA,
8.50%, 02/15/25	925	1,159,941
Masco Corp.,
6.125%, 10/03/16	1,500	1,540,871
Owens Corning, Inc.,
9.00%, 06/15/19	725	865,936

Description	Principal Amount (000)	Value

USG Corp.:
9.75%, 08/01/14 (c)	$450	$477,000
9.75%, 01/15/18	675	664,875
Vulcan Materials Co.,
6.50%, 12/01/16	1,600	1,602,000
		6,310,623
Cable Television | 6.0%
Cablevision Systems Corp.,
7.75%, 04/15/18	1,000	1,066,250
Cequel Communications Holdings I, LLC,
8.625%, 11/15/17 (c)	1,550	1,612,000
EchoStar DBS Corp.:
6.625%, 10/01/14	810	852,525
7.125%, 02/01/16	775	817,625
Insight Communications Co., Inc.,
9.375%, 07/15/18 (c)	1,100	1,207,250
Mediacom Broadband LLC,
8.50%, 10/15/15	875	896,875
Mediacom LLC,
9.125%, 08/15/19	175	184,625
Unitymedia Hessen GmbH & Co. KG,
8.125%, 12/01/17 (c)	1,325	1,407,813
Videotron Ltee,
6.875%, 01/15/14	525	530,906
Virgin Media Finance PLC,
9.125%, 08/15/16	900	947,250
		9,523,119
Chemicals | 1.1%
Lyondell Chemical Co.,
8.00%, 11/01/17 (c)	808	898,900
Mosaic Global Holdings, Inc.,
7.30%, 01/15/28	775	903,938
		1,802,838
Computer Services | 2.2%
First Data Corp.,
8.875%, 08/15/20 (c)	850	907,375
iGATE Corp.,
9.00%, 05/01/16 (c)	1,200	1,212,000
SunGard Data Systems, Inc.:
10.25%, 08/15/15	564	583,740
7.375%, 11/15/18	750	750,000
		3,453,115

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  67

Description	Principal Amount (000)	Value

Lazard U.S. High Yield Portfolio (continued)

Diversified | 2.1%
Amsted Industries, Inc.,
8.125%, 03/15/18 (c)	$1,100	$1,155,000
General Cable Corp.,
7.125%, 04/01/17	489	500,003
Leucadia National Corp.,
7.00%, 08/15/13	950	1,026,000
SPX Corp.,
7.625%, 12/15/14	535	591,175
		3,272,178
Electric Generation | 3.5%
AES Corp.,
7.75%, 03/01/14	900	972,000
Calpine Corp.,
7.875%, 07/31/20 (c)	1,150	1,201,750
Edison Mission Energy,
7.75%, 06/15/16	1,175	1,057,500
GenOn Energy, Inc.:
9.50%, 10/15/18	650	676,000
9.875%, 10/15/20	475	496,375
NRG Energy, Inc.:
7.375%, 01/15/17	600	628,500
8.25%, 09/01/20	525	535,500
		5,567,625
Electronics | 1.5%
Freescale Semiconductor, Inc.:
8.875%, 12/15/14	225	234,563
9.25%, 04/15/18 (c)	900	969,750
MEMC Electronic Materials, Inc.,
7.75%, 04/01/19 (c)	1,250	1,234,375
		2,438,688
Energy Exploration & Production | 2.8%
ATP Oil & Gas Corp.,
11.875%, 05/01/15	1,225	1,243,375
Chesapeake Energy Corp.,
9.50%, 02/15/15	1,325	1,537,000
Denbury Resources, Inc.,
9.75%, 03/01/16	590	659,325
Plains Exploration & Production Co.,
7.75%, 06/15/15	950	984,437
		4,424,137

Description	Principal Amount (000)	Value

Energy Services | 4.0%
Citgo Petroleum Corp.,
11.50%, 07/01/17 (c)	$1,250	$1,450,000
Compagnie Generale de Geophysique-
Veritas,
7.75%, 05/15/17	815	839,450
Expro Finance Luxembourg SCA,
8.50%, 12/15/16 (c)	700	675,500
Frac Tech Services LLC,
7.125%, 11/15/18 (c)	1,000	1,015,000
Offshore Group Investments, Ltd.:
11.50%, 08/01/15	825	897,187
11.50%, 08/01/15 (c)	175	187,972
Tesoro Corp.,
6.50%, 06/01/17	1,300	1,326,000
		6,391,109
Financial Services | 2.0%
Finance One PLC,
0.00%, 01/03/12 (a), (i)	20,000	0
Icahn Enterprises LP:
7.75%, 01/15/16	500	513,125
8.00%, 01/15/18	1,100	1,116,500
International Lease Finance Corp.:
8.625%, 09/15/15	500	541,875
5.75%, 05/15/16	500	492,500
8.75%, 03/15/17	500	546,875
Morgan Guarantee Trust,
0.00%, 07/31/14 (a), (i)	10,569	0
		3,210,875
Food & Beverages | 1.9%
Blue Merger Sub, Inc.,
7.625%, 02/15/19 (c)	1,500	1,515,000
Constellation Brands, Inc.,
7.25%, 05/15/17	700	761,250
Dean Foods Co.,
7.00%, 06/01/16	800	792,000
		3,068,250
Forest & Paper Products | 1.3%
ABI Escrow Corp.,
10.25%, 10/15/18 (c)	790	855,175
Georgia-Pacific Corp.,
9.50%, 12/01/11	500	514,293
Smurfit Capital Funding PLC,
7.50%, 11/20/25	750	723,750
		2,093,218

The accompanying notes are an integral part of these financial statements.

68  Semi-Annual Report

Description	Principal Amount (000)	Value

Lazard U.S. High Yield Portfolio (continued)

Gaming | 4.7%
Marina District Finance Co., Inc.:
9.50%, 10/15/15	$500	$520,000
9.875%, 08/15/18	500	518,750
MGM Resorts International,
10.375%, 05/15/14	900	1,021,500
Peninsula Gaming LLC:
8.375%, 08/15/15	625	656,250
10.75%, 08/15/17	225	245,813
Penn National Gaming, Inc.,
8.75%, 08/15/19	825	897,187
Pinnacle Entertainment, Inc.,
8.625%, 08/01/17	800	859,000
Scientific Games Corp.,
8.125%, 09/15/18	350	363,125
Scientific Games International, Inc.:
7.875%, 06/15/16 (c)	525	548,625
9.25%, 06/15/19	250	269,687
Wynn Las Vegas LLC:
7.875%, 11/01/17	500	544,375
7.75%, 08/15/20	1,000	1,086,250
		7,530,562
Gas Distribution | 4.6%
Copano Energy LLC,
7.75%, 06/01/18	1,200	1,236,000
El Paso Corp.,
7.00%, 06/15/17	650	735,394
Energy Transfer Equity LP,
7.50%, 10/15/20	1,250	1,325,000
Ferrellgas Partners LP:
8.625%, 06/15/20	520	548,600
6.50%, 05/01/21 (c)	500	472,500
Inergy LP,
7.00%, 10/01/18	1,575	1,590,750
Niska Gas Storage Partners LLC,
8.875%, 03/15/18	750	787,500
The Williams Cos., Inc.,
8.75%, 03/15/32	407	517,509
		7,213,253

Description	Principal Amount (000)	Value

Health Services | 6.2%
Apria Healthcare Group, Inc.,
11.25%, 11/01/14	$550	$569,250
Biomet, Inc.,
10.00%, 10/15/17	925	1,008,250
Community Health Systems, Inc.,
8.875%, 07/15/15	520	535,600
Fresenius US Finance II, Inc.,
9.00%, 07/15/15 (c)	525	593,906
Giant Funding Corp.,
8.25%, 02/01/18 (c)	1,525	1,589,813
HCA, Inc.,
9.25%, 11/15/16	925	981,656
Health Management Associates, Inc.,
6.125%, 04/15/16	1,000	1,037,500
HealthSouth Corp.,
10.75%, 06/15/16	170	179,350
Lantheus Medical Imaging, Inc.,
9.75%, 05/15/17	375	384,375
Service Corp. International,
6.75%, 04/01/16	750	808,125
Tenet Healthcare Corp.,
8.875%, 07/01/19	1,000	1,103,750
Vanguard Health Holding Co. I, LLC,
8.00%, 02/01/18	1,000	1,032,500
		9,824,075
Leisure & Entertainment | 2.1%
AMC Entertainment, Inc.:
8.00%, 03/01/14	497	498,243
8.75%, 06/01/19	200	211,000
Cedar Fair LP,
9.125%, 08/01/18	225	240,188
Live Nation Entertainment, Inc.,
8.125%, 05/15/18 (c)	135	136,350
Royal Caribbean Cruises, Ltd.,
7.25%, 06/15/16	330	354,750
Speedway Motorsports, Inc.,
8.75%, 06/01/16	826	891,047
Ticketmaster Entertainment LLC,
10.75%, 08/01/16	850	926,500
		3,258,078

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  69

Description	Principal Amount (000)	Value

Lazard U.S. High Yield Portfolio (continued)

Machinery | 1.2%
Case New Holland, Inc.,
7.75%, 09/01/13	$200	$216,500
Terex Corp.,
10.875%, 06/01/16	550	633,875
The Manitowoc Co., Inc.,
8.50%, 11/01/20	1,000	1,067,500
		1,917,875
Media | 4.2%
Citadel Broadcasting Corp.,
7.75%, 12/15/18 (c)	1,400	1,487,500
Clear Channel Worldwide Holdings, Inc.,
9.25%, 12/15/17	1,475	1,607,750
Lamar Media Corp.,
7.875%, 04/15/18	1,000	1,047,500
LIN Television Corp.,
8.375%, 04/15/18	1,400	1,473,500
WMG Acquisition Corp.,
9.50%, 06/15/16	945	996,975
		6,613,225
Metals & Mining | 2.3%
Alcoa, Inc.,
5.72%, 02/23/19	650	676,083
Aleris International, Inc.,
7.625%, 02/15/18 (c)	1,175	1,172,062
Arch Western Finance LLC,
6.75%, 07/01/13	367	367,459
Century Aluminum Co.,
8.00%, 05/15/14	202	208,818
FMG Resources (August 2006)
Property, Ltd.,
7.00%, 11/01/15 (c)	1,050	1,071,000
Freeport-McMoRan Copper & Gold, Inc.,
8.375%, 04/01/17	100	109,250
		3,604,672
Packaging | 1.0%
Reynolds Group Issuer, Inc.,
8.50%, 10/15/16 (c)	1,500	1,563,750

Pharmaceutical & Biotechnology | 2.7%
Mylan, Inc.:
7.625%, 07/15/17 (c)	400	436,000
7.875%, 07/15/20 (c)	650	713,375

Description	Principal Amount (000)	Value

Valeant Pharmaceuticals International, Inc.,
6.50%, 07/15/16 (c)	$1,500	$1,483,125
Warner Chilcott Co. LLC,
7.75%, 09/15/18 (c)	1,575	1,588,781
		4,221,281
Printing & Publishing | 2.3%
Deluxe Corp.,
7.375%, 06/01/15	1,005	1,032,637
Gannett Co., Inc.,
7.125%, 09/01/18 (c)	1,676	1,682,285
The McClatchy Co.,
11.50%, 02/15/17	900	956,250
		3,671,172
Real Estate | 3.0%
CB Richard Ellis Services, Inc.,
11.625%, 06/15/17	975	1,129,781
CNL Lifestyle Properties, Inc.,
7.25%, 04/15/19 (c)	1,600	1,448,000
DuPont Fabros Technology LP,
8.50%, 12/15/17	1,000	1,092,500
Forest City Enterprises, Inc.,
7.625%, 06/01/15	475	465,500
Ventas Realty LP,
6.50%, 06/01/16	650	671,452
		4,807,233
Restaurants | 1.3%
Landry’s Restaurants, Inc.,
11.625%, 12/01/15	1,075	1,150,250
Wendy’s/Arby’s Restaurants LLC,
10.00%, 07/15/16	825	913,688
		2,063,938
Retail | 4.5%
AutoNation, Inc.,
6.75%, 04/15/18	175	182,438
Ingles Markets, Inc.,
8.875%, 05/15/17	1,025	1,096,750
QVC, Inc.,
7.50%, 10/01/19 (c)	1,000	1,060,000
Saks, Inc.,
9.875%, 10/01/11	585	594,956
Sears Holdings Corp.,
6.625%, 10/15/18 (c)	1,525	1,414,437
Stater Brothers Holdings, Inc.,
7.375%, 11/15/18 (c)	1,400	1,452,500
SuperValu, Inc.,
8.00%, 05/01/16	1,375	1,402,500
		7,203,581

The accompanying notes are an integral part of these financial statements.

70  Semi-Annual Report

Description	Principal Amount (000)	Value

Lazard U.S. High Yield Portfolio (continued)

Steel-Producers | 1.7%
AK Steel Corp.,
7.625%, 05/15/20	$1,400	$1,435,000
Steel Dynamics, Inc.:
7.375%, 11/01/12	540	569,700
7.75%, 04/15/16	264	277,200
United States Steel Corp.,
6.05%, 06/01/17	475	471,437
		2,753,337
Support Services | 5.0%
ARAMARK Corp.,
8.50%, 02/01/15	600	623,250
Avis Budget Car Rental LLC:
7.625%, 05/15/14	341	346,115
7.75%, 05/15/16	410	417,175
Expedia, Inc.,
8.50%, 07/01/16	375	408,750
Hertz Corp.:
8.875%, 01/01/14	60	61,500
7.50%, 10/15/18 (c)	1,000	1,030,000
Iron Mountain, Inc.,
8.00%, 06/15/20	1,600	1,656,000
The GEO Group, Inc.,
7.75%, 10/15/17	1,375	1,457,500
United Rentals North America, Inc.,
9.25%, 12/15/19	1,000	1,085,000
West Corp.,
11.00%, 10/15/16	850	901,000
		7,986,290
Technology Hardware | 0.8%
Seagate HDD Cayman,
7.75%, 12/15/18 (c)	1,175	1,233,750

Description	Principal Amount (000)	Value

Telecommunications | 6.9%
Cincinnati Bell, Inc.,
8.25%, 10/15/17	$850	$854,250
Citizens Communications Corp.,
6.25%, 01/15/13	1,000	1,043,750
Cricket Communications, Inc.,
7.75%, 05/15/16	750	795,000
Equinix, Inc.,
8.125%, 03/01/18	1,182	1,286,902
GCI, Inc.,
8.625%, 11/15/19	1,000	1,095,000
Intelsat Jackson Holdings, Ltd.:
11.25%, 06/15/16	350	371,000
7.25%, 04/01/19 (c)	1,300	1,290,250
Level 3 Financing, Inc.,
9.25%, 11/01/14	420	432,075
Sprint Capital Corp.,
6.90%, 05/01/19	1,225	1,261,750
Wind Acquisition Finance SA,
11.75%, 07/15/17 (c)	800	906,000
Windstream Corp.,
8.125%, 09/01/18	1,575	1,669,500
		11,005,477
Transportation | 2.3%
Hapag-Lloyd AG,
9.75%, 10/15/17 (c)	1,000	1,005,000
Kansas City Southern Railway Co.,
13.00%, 12/15/13	325	377,812
Overseas Shipholding Group, Inc.,
8.125%, 03/30/18	1,300	1,275,625
Teekay Corp.,
8.50%, 01/15/20	1,000	1,032,500
		3,690,937
Total Corporate Bonds
(Identified cost $147,109,966)		152,604,388

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  71

Description	Shares	Value

Lazard U.S. High Yield Portfolio (concluded)

Warrant | 0.0%
Cable Television | 0.0%
Ono Finance PLC,
(Identified cost $64,841) (a), (c)	470	$5

Short-Term Investment | 3.6%
State Street Institutional Treasury
Money Market Fund
(Identified cost $5,753,294)	5,753,294	5,753,294

Description	Value

Total Investments | 99.6%
(Identified cost $152,928,101) (b)	$158,357,687

Cash and Other Assets in Excess
of Liabilities | 0.4%	621,315

Net Assets | 100.0%	$158,979,002

The accompanying notes are an integral part of these financial statements.

72  Semi-Annual Report

Description	Principal Amount (000)	Value

Lazard U.S. Municipal Portfolio

Municipal Bonds | 97.4%

Alaska | 0.9%
Anchorage Alaska Series A,
5.00%, 06/01/21 (Pre-Refunded to
06/01/12 @ $100) (l)	$100	$104,290

Arizona | 0.9%
Arizona School Facilities Board Revenue
State School Improvement,
5.00%, 07/01/11	100	100,000

California | 6.3%
California State:
5.75%, 03/01/17	150	163,401
5.00%, 03/01/18	250	283,652
California State Department of Water
Resources Revenue Water System Series Y:
Prerefunded,
5.25%, 12/01/12 (Escrowed to Maturity) (l)	5	5,351
Unrefunded,
5.25%, 12/01/12	45	48,083
Los Angeles California Unified School
District Election of 1997 Series E,
5.125%, 07/01/21 (Pre-Refunded to
07/01/12 @ $100) (l)	50	52,420
Tulare California Joint Union High School
District Election of 2004 Series A,
5.00%, 08/01/13	50	53,193
University of California Revenue Series C,
4.75%, 05/15/14	50	54,333
Val Verde California Unified School District
School Construction,
5.00%, 01/01/22 (Pre-Refunded to
01/01/15 @ $100) (l)	50	56,817

		717,250

Colorado | 0.5%
Denver Colorado City & County Airport
Revenue Series B,
5.50%, 11/15/33 (Pre-Refunded to
11/15/13 @ $100) (l)	50	55,929

Description	Principal Amount (000)	Value

Connecticut | 3.9%
Connecticut State:
Series C,
5.00%, 06/01/14	$25	$27,991
Series D,
5.00%, 12/01/13	25	27,614
Connecticut State Clean Water Funding
Revenue,
5.05%, 10/01/21 (Pre-Refunded to
10/01/11 @ $100) (l)	25	25,288
Connecticut State Health & Educational
Facility Authority Revenue:
Connecticut College Issue Series E,
5.00%, 07/01/11	25	25,000
Connecticut State University System
Series E,
5.00%, 11/01/15 (Pre-Refunded to
11/01/12 @ $100) (l)	50	53,099
Connecticut State Refunded Revolving
Funding Series B,
5.00%, 10/01/13	25	27,481
Connecticut State Special Tax Obligation
Revenue 2nd Lien Transportation
Information Series 1,
5.00%, 02/01/15	50	56,469
Glastonbury Connecticut,
5.00%, 08/01/14	25	28,194
Greenwich Connecticut,
5.00%, 06/01/17	50	59,290
Hartford County Connecticut Metropolitan
District,
5.00%, 05/01/13	25	27,045
Stamford Connecticut,
5.00%, 08/15/18 (Pre-Refunded to
08/15/12 @ $100) (l)	25	26,331
University of Connecticut Series A:
5.375%, 04/01/14 (Pre-Refunded to
04/01/12 @ $100) (l)	25	25,947
5.00%, 02/15/15	25	28,401

		438,150

Florida | 4.8%
Collier County Florida Industrial Development
Authority Health Care Facilities Revenue
NCH Healthcare System Project,
3.00%, 10/01/12	500	510,075
JEA Florida Electric Systems
Revenue Series G,
5.00%, 10/01/19	25	28,138

		538,213

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  73

Description	Principal Amount (000)	Value

Lazard U.S. Municipal Portfolio (continued)

Georgia | 2.6%
Georgia State Series I,
5.00%, 07/01/18	$200	$237,790
Georgia State Road & Tollway Authority
Revenue Federal Highway Grant
Anticipation Bonds Series A,
5.00%, 06/01/19	50	58,678

		296,468

Illinois | 4.6%
Illinois State,
5.375%, 07/01/18	75	76,688
Illinois State Toll Highway Authority Revenue
Senior Priority Series A,
5.00%, 01/01/16	400	440,588

		517,276

Indiana | 2.2%
Brownsburg Indiana 1999 School Building Corp.
Refunded & Improvement,
5.375%, 02/01/23 (Pre-Refunded to
02/01/12 @ $100) (l)	50	51,466
Decatur Township Marion County Multi-School
Building Corp.,
5.00%, 07/15/17 (Pre-Refunded to
07/15/13 @ $100) (l)	100	109,183
Indianapolis Indiana Local Public Improvement
Broad Series A-1,
5.00%, 01/15/20	25	28,255
Purdue University Indiana University Revenue
Student Fee Series U,
5.00%, 07/01/15	50	57,394

		246,298

Maryland | 5.6%
Baltimore County Maryland Construction
Public Improvement,
5.00%, 02/01/12	50	51,368
Carroll County Maryland,
5.00%, 11/01/17	100	118,768
Maryland State & Local Facilities Loan
Series C:
5.00%, 03/01/16	250	292,367
5.00%, 11/01/18	100	119,578
Maryland State Department of Transportation,
5.00%, 03/01/15	50	56,962

		639,043

Description	Principal Amount (000)	Value

Massachusetts | 11.6%
Lowell Massachusetts,
5.00%, 10/15/15	$300	$322,203
Massachusetts Bay Transportation Authority
Revenue Assessment Series A,
5.00%, 07/01/21	300	327,570
Massachusetts State:
Series A,
5.00%, 09/01/14	150	169,072
Series E,
5.00%, 11/01/24 (Pre-Refunded to
11/01/16 @ $100) (l)	50	59,450
Southampton Massachusetts,
5.50%, 05/01/12	435	441,673

		1,319,968

Michigan | 2.2%
Michigan State Building Authority Revenue
Facilities Program Series I,
5.50%, 10/15/15	250	252,790

Minnesota | 4.2%
Minnesota State,
5.00%, 11/01/16	400	474,240

Missouri | 0.2%
St. Louis Missouri Parking Facilities Revenue
Downtown Parking Facilities Series A,
6.00%, 02/01/28 (Pre-Refunded to
02/01/12 @ $100) (l)	25	25,807

New Jersey | 9.6%
Berkeley Township New Jersey Board of
Education,
4.50%, 10/01/19	50	57,601
Bridgewater & Raritan New Jersey Regional
School District,
5.125%, 07/15/22 (Pre-Refunded to
07/15/11 @ $100) (l)	25	25,031
Burlington County New Jersey Bridge
Commission Pooled Loan Revenue County
Guaranteed Governmental Loan Program,
5.00%, 08/15/15	25	28,473

The accompanying notes are an integral part of these financial statements.

74  Semi-Annual Report

Description	Principal Amount (000)	Value

Lazard U.S. Municipal Portfolio (continued)

Essex County New Jersey Improvement
Authority:
Guaranteed Lease County Correctional
Series A,
5.00%, 10/01/28 (Pre-Refunded to
10/01/13 @ $100) (l)	$50	$55,067
Project Revenue Series 2006,
5.25%, 12/15/19	25	28,173
Jackson Township New Jersey
School District,
5.00%, 06/15/14	25	27,707
Matawan-Aberdeen New Jersey Regional
School District,
4.00%, 09/15/11	25	25,180
Middlesex County New Jersey,
5.00%, 01/15/14	50	55,172
New Jersey Economic Development Authority
Revenue School Facilities Construction
Series C,
5.00%, 06/15/18 (Pre-Refunded to
06/15/12 @ $100) (l)	25	26,131
New Jersey Environmental Infrastructure Trust:
Series A,
5.00%, 09/01/17	25	29,735
Series C,
5.00%, 09/01/14	25	28,063
New Jersey State:
5.00%, 08/01/15	25	28,473
5.00%, 08/01/22 (Pre-Refunded to
08/01/12 @ $100) (l)	50	52,541
New Jersey State Educational Facilities
Authority Revenue:
Princeton University Series E,
5.00%, 07/01/20 (Pre-Refunded to
07/01/13 @ $100) (l)	50	54,556
Rowan University Series C,
5.125%, 07/01/28 (Pre-Refunded to
07/01/14 @ $100) (l)	50	56,289

Description	Principal Amount (000)	Value

New Jersey State Transportation Trust Funding
Authority Transportation System:
Series A,
5.625%, 06/15/14 (Escrowed to Maturity) (l)	$75	$85,854
Series C,
5.25%, 06/15/14 (Escrowed to Maturity) (l)	50	56,690
5.50%, 06/15/24 (Pre-Refunded to
06/15/13 @ $100) (l)	50	54,938
Series D,
5.00%, 06/15/16 (Pre-Refunded to
06/15/15 @ $100) (l)	25	28,908
5.00%, 06/15/17 (Pre-Refunded to
06/15/15 @ $100) (l)	25	28,908
New Jersey State Turnpike Authority Revenue
Series A:
Prerefunded,
6.00%, 01/01/14 (Escrowed to Maturity) (l)	50	56,586
Refunded,
6.00%, 01/01/14 (Escrowed to Maturity) (l)	50	56,586
Newark New Jersey Housing Authority/Port
Authority Newark Marine Terminal,
5.00%, 01/01/37 (Pre-Refunded to
01/01/14 @ $100) (l)	25	27,678
Tobacco Settlement Financing Corp.
New Jersey:
5.00%, 06/01/13 (Escrowed to Maturity) (l)	25	27,158
6.25%, 06/01/43 (Pre-Refunded to
06/01/13 @ $100) (l)	50	55,498
Watchung Hills New Jersey Regional High
School District,
4.25%, 01/15/13	25	26,442

		1,083,438

New Mexico | 2.1%
New Mexico Finance Authority State
Transportation Revenue Sub Lien Series A-2,
5.00%, 12/15/17	200	235,036

New York | 12.0%
Long Island Power Authority New York
Electric Systems Revenue Series A:
5.00%, 04/01/15	25	28,070
5.00%, 09/01/19 (Pre-Refunded to
09/01/11 @ $100) (l)	50	50,370

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  75

Description	Principal Amount (000)	Value

Lazard U.S. Municipal Portfolio (continued)

Metropolitan Transportation Authority New York:
Commuter Facilities Revenue Series A,
5.125%, 07/01/17 (Pre-Refunded to
07/01/11 @ $100) (l)	$50	$50,000
Dedicated Tax Funding:
Series A,
5.00%, 11/15/13	75	81,551
4.75%, 04/01/28 (Pre-Refunded to
10/01/15 @ $100) (l)	50	57,870
Series C,
5.00%, 11/15/11	50	50,850
Series F,
5.00%, 11/15/13	80	86,988
New York City New York Series A,
5.00%, 08/01/14	25	27,999
New York State Dormitory Authority Revenue:
City University Series A,
5.25%, 07/01/31 (Pre-Refunded to
07/01/11 @ $100) (l)	50	50,000
Columbia University,
5.00%, 07/01/13	50	54,546
5.00%, 07/01/16	100	117,279
Insured Student Housing Corp.,
5.00%, 07/01/23 (Pre-Refunded to
07/01/14 @ $100) (l)	50	56,422
Lease Revenue State University Dormitory
Facilities MBIA-IBC,
5.00%, 07/01/32 (Pre-Refunded to
07/01/12 @ $100) (l)	50	52,358
Mental Health Services Facilities Improvement
Series C,
5.00%, 08/15/11	75	75,377
State Income Tax Revenue Education
Series A,
5.00%, 03/15/17	100	114,042
New York State Environmental Facilities Corp.
State Income Tax Revenue Series A,
5.00%, 12/15/14	25	28,475
New York State Local Government Assistance
Corp. Series C,
5.00%, 04/01/16	50	57,995

Description	Principal Amount (000)	Value

New York State Thruway Authority Highway &
Bridge Trust Fund:
Series A,
5.00%, 04/01/15	$25	$28,362
Series B,
5.00%, 04/01/16	50	56,846
New York State Urban Development Corp.
Revenue State Income Tax Series B-1,
5.00%, 03/15/12	25	25,827
Onondaga County New York Public
Improvement Series C,
5.00%, 05/01/12	25	25,976
Triborough Bridge & Tunnel Authority New York
Revenue General Purpose Series A,
5.00%, 01/01/32 (Pre-Refunded to
01/01/12 @ $100) (l)	50	51,168
TSASC Inc. New York Tobacco Settlement
Asset-Backed Series 1,
5.75%, 07/15/32 (Pre-Refunded to
07/15/12 @ $100) (l)	50	52,862
Valley Stream New York Central High
School District,
5.00%, 02/15/14	50	54,823
West Islip New York Union Free School District,
5.00%, 10/01/15	25	28,501

		1,364,557

North Carolina | 2.3%
North Carolina State Series C,
5.00%, 05/01/21	25	29,811
Wake County North Carolina Public
Improvement,
5.00%, 04/01/17	200	235,800

		265,611

Pennsylvania | 4.9%
Pennsylvania State Higher Educational Facilities
Authority Revenue Temple University,
5.00%, 04/01/15	400	445,884
Pennsylvania State Public School Building
Authority School Revenue Lease
Philadelphia School District Project,
5.00%, 06/01/33 (Pre-Refunded to
06/01/13 @ $100) (l)	100	108,631

		554,515

The accompanying notes are an integral part of these financial statements.

76  Semi-Annual Report

Description	Principal Amount (000)	Value

Lazard U.S. Municipal Portfolio (concluded)

Tennessee | 2.1%
Metropolitan Government Nashville &
Davidson County Tennessee Health &
Educational Facilities Board Vanderbilt
University Series B,
5.00%, 10/01/18	$200	$235,072

Texas | 6.5%
Dallas Texas Refunded & Improvement
Series A,
5.00%, 02/15/20	300	350,919
Decatur Texas Independent School District
School Building,
5.25%, 08/15/25	100	108,695
Plano Texas Independent School District
School Building:
5.00%, 02/15/14 (Pre-Refunded to
02/15/13 @ $100) (l)	20	21,497
Unrefunded,
5.00%, 02/15/14	30	32,004
Texas State Transportation Commission
Revenue,
5.00%, 04/01/20	200	227,886

		741,001

Utah | 1.0%
Clearfield Utah Sales Tax Revenue,
5.00%, 07/01/20 (Pre-Refunded to
07/01/13 @ $100) (l)	100	109,007

Washington | 6.4%
Energy Northwest Washington Electric
Revenue Project No.3 Series A,
5.50%, 07/01/17	250	270,880
Washington State Series R-A,
5.00%, 01/01/15	400	453,356

		724,236

Total Municipal Bonds
(Identified cost $10,875,438)		11,038,195

Description	Shares	Value

Short-Term Investment | 0.8%
State Street Institutional Treasury
Money Market Fund
(Identified cost $93,404)	93,404	$93,404

Total Investments | 98.2%
(Identified cost $10,968,842) (b)		$11,131,599

Cash and Other Assets in Excess
of Liabilities | 1.8%		204,142

Net Assets | 100.0%		$11,335,741

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  77

Description	Shares	Value

Lazard Capital Allocator Opportunistic Strategies Portfolio

Exchange-Traded Funds | 77.3%
Consumer Discretionary Select Sector
SPDR Fund	193,400	$7,776,614
Consumer Staples Select Sector
SPDR Fund	285,600	8,919,288
Health Care Select Sector SPDR Fund	617,300	21,926,496
Industrial Select Sector SPDR Fund	168,200	6,263,768
iShares FTSE China 25 Index Fund	198,200	8,512,690
iShares MSCI Chile Investable Market
Index Fund	139,000	10,476,430
iShares MSCI Japan Index Fund	1,477,000	15,405,110
iShares MSCI Taiwan Index Fund	473,100	7,181,658
Market Vectors Agribusiness ETF	72,600	3,905,154
Market Vectors Gold Miners ETF	95,800	5,229,722
Materials Select Sector SPDR Fund	148,000	5,828,240
PowerShares Water Resources Portfolio	205,100	3,970,736
SPDR Barclays Capital High Yield
Bond ETF	325,000	13,071,500
SPDR Gold Trust (a)	119,400	17,430,012
SPDR Russell/Nomura Small Cap
Japan ETF	273,000	11,965,590
Vanguard Information Technology
Index ETF	195,900	12,410,265
Vanguard Short-Term Corporate Bond ETF	438,300	34,340,805
Vanguard Utilities ETF	123,400	8,884,788

Total Exchange-Traded Funds
(Identified cost $195,986,003)		203,498,866

Closed-End Management Investment
Companies | 4.2%
China Fund, Inc.	22,700	709,375
Tri-Continental Corp.	685,000	10,227,050

Total Closed-End Management
Investment Companies
(Identified cost $10,251,189)		10,936,425

Description	Shares	Value

Short-Term Investment | 17.4%
State Street Institutional Treasury
Money Market Fund
(Identified cost $45,791,554)	45,791,554	$45,791,554

Total Investments | 98.9%
(Identified cost $252,028,746) (b)		260,226,845

Description	Number of Contracts	Value

Purchased Option | 0.9%
Put - iShares Barclays 20+ Year Treasury
Bond Fund,
Expires 01/21/12
(Identified cost $4,317,455)	7,084	$2,408,560

Total Investments and Purchased
Option | 99.8%
(Identified cost $256,346,201)		$262,635,405

Cash and Other Assets in Excess
of Liabilities l 0.2%		592,794

Net Assets | 100.0%		$263,228,199

The accompanying notes are an integral part of these financial statements.

78  Semi-Annual Report

Lazard Capital Allocator Opportunistic Strategies Portfolio (concluded)

Forward Currency Contracts open at June 30, 2011:

Forward Currency Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contract
EUR	SSB	09/08/11	5,000,000	$7,249,400	$7,237,531	$—	$11,869

Forward Currency Sale Contracts
EUR	SSB	09/08/11	5,000,000	$7,237,531	$7,187,650	$—	$49,881
JPY	SSB	09/08/11	833,718,600	10,359,685	10,352,251	—	7,434
Total Forward Currency Sale Contracts				$17,597,216	$17,539,901	—	57,315
Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$—	$69,184

Total Return Swap Agreements open at June 30, 2011:

Currency	Counterparty	Notional Amount	Expiration Date	Pay	Receive	Net Unrealized Appreciation

USD	Goldman Sachs International	7,325,087	07/06/12	1 Month USD LIBOR plus 0.1858%	Appreciation, and dividends paid, on securities in the Equity Basket	$—

USD	Goldman Sachs International	10,334,870	06/13/12	1 Month USD LIBOR plus 0.1858%	Appreciation, and dividends paid, on securities in the Equity Basket	318,570
Total net unrealized appreciation on Total Return Swap Agreements						$318,570

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  79

The Lazard Funds, Inc. Notes to Portfolios of Investments June 30, 2011 (unaudited)

(a)	Non-income producing security.

(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) are as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

U.S. Equity Value Portfolio	$13,007,895	$1,583,842	$338,005	$1,245,837
U.S. Strategic Equity Portfolio	65,832,722	13,241,065	1,447,281	11,793,784
U.S. Mid Cap Equity Portfolio	166,270,135	20,004,689	3,831,573	16,173,116
U.S. Small-Mid Cap Equity Portfolio	222,972,890	30,394,202	4,884,520	25,509,682
Global Listed Infrastructure Portfolio	222,151,111	19,107,773	1,776,336	17,331,437
International Equity Portfolio	102,730,205	21,153,022	1,220,870	19,932,152
International Equity Select Portfolio	6,131,931	889,451	78,341	811,110
International Strategic Equity Portfolio	400,420,418	76,841,670	7,470,035	69,371,635
International Small Cap Equity Portfolio	53,444,226	18,318,685	2,230,716	16,087,969
Emerging Markets Equity Portfolio	14,860,620,054	3,325,964,122	554,306,234	2,771,657,888
Developing Markets Equity Portfolio	267,462,677	14,577,618	10,146,015	4,431,603
Emerging Markets Equity Blend Portfolio	115,975,741	6,208,390	4,071,214	2,137,176
Emerging Markets Multi-Strategy Portfolio	39,015,262	638,289	812,208	(173,919)
Emerging Markets Debt Portfolio	19,757,108	238,035	94,347	143,688
U.S. High Yield Portfolio	152,928,101	7,164,771	1,735,185	5,429,586
U.S. Municipal Portfolio	10,968,842	199,683	36,926	162,757
Capital Allocator Opportunistic Strategies Portfolio	252,028,746	8,501,713	303,614	8,198,099

(c)

Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At June 30, 2011, these securities amounted to 4.4%, 1.0%, 1.8%, 15.0%, 6.9%, 16.5%, 33.4%, and 29.9% of net assets of Lazard Global Listed Infrastructure Portfolio, Lazard International Equity Portfolio, Lazard Emerging Markets Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi-Strategy Portfolio, Lazard Emerging Markets Debt Portfolio, and Lazard U.S. High Yield Portfolio, respectively, and are considered to be liquid.

(d)	Principal amount denominated in USD unless otherwise specified.

(e)	Principal amount denominated in respective country’s currency.

(f)	Step up bonds are securities which increase the interest payment rate at a specified point in time. Rate shown reflects rate in effect at June 30, 2011, which may step up at a future date.

(g)	Issue in default.

(h)	Principal amount denominated in Indonesian Rupiah.

(i)	Bankrupt issuer; security valued at zero; principal amount denominated in respective country’s currency.

(j)	Segregated security for forward currency contracts.

(k)	Categorized based on Level 2 input. (Note 9)

(l)	Security collateralized by an amount sufficient to pay principal and interest.

The accompanying notes are an integral part of these financial statements.

80  Semi-Annual Report

Security Abbreviations:		Currency Abbreviations:		Counterparty Abbreviations:
ADR	— American Depositary Receipt	AUD	— Australian Dollar	BNP	— BNP Paribas SA
ETF	— Exchange-Traded Fund	ARS	— Argentine Peso	BOA	— Bank of America NA
GDR	— Global Depositary Receipt	BRL	— Brazilian Real	BRC	— Barclays Bank PLC
REIT	— Real Estate Investment Trust	CAD	— Canadian Dollar	CIB	— Crédit Agricole
SDR	— Swedish Depositary Receipt	CHF	— Swiss Franc	CIT	— Citibank NA
		CLP	— Chilean Peso	HSB	— HSBC Bank USA
		CNY	— Chinese Renminbi	ING	— ING Bank NV
		COP	— Colombian Peso	JPM	— JPMorgan Chase Bank
		CZK	— Czech Koruna	MEL	— Mellon Bank NA
		EUR	— Euro	SCB	— Standard Chartered Bank
		GBP	— British Pound Sterling	SSB	— State Street Bank and Trust Co.
		IDR	— Indonesian Rupiah	UBS	— UBS AG
		ILS	— Israeli Shekel
		INR	— Indian Rupee
		JPY	— Japanese Yen
		KRW	— South Korean Won
		MXN	— Mexican New Peso
		MYR	— Malaysian Ringgit
		PHP	— Philippine Peso
		PLN	— Polish Zloty
		RON	— New Romanian Leu
		RUB	— Russian Ruble
		SGD	— Singapore Dollar
		THB	— Thai Baht
		TWD	— Taiwan Dollar
		USD	— United States Dollar
		ZAR	— South African Rand

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  81

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry	Lazard Global Listed Infrastructure Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Equity Portfolio	Lazard Emerging Markets Equity Portfolio	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi-Strategy Portfolio	Lazard Emerging Markets Debt Portfolio

Agriculture	—%	1.1%	—%	—%	—%	1.2%	2.2%	2.3%	1.3%	—%
Airport Development & Maintenance	15.6	—	—	—	—	—	—	—	—	—
Alcohol & Tobacco	—	5.3	7.1	5.9	1.1	5.8	—	2.2	1.3	—
Apparel & Textiles	—	—	—	—	—	—	1.9	1.4	0.8	—
Automotive	—	5.7	4.9	4.8	1.8	—	2.9	1.2	0.7	—
Banking	—	10.6	10.9	9.1	1.3	17.1	21.2	17.3	11.1	4.7
Building Materials	—	—	—	—	—	0.8	—	—	—	—
Cable Television	—	—	—	2.1	—	—	—	—	—	—
Chemicals	—	—	—	2.0	1.9	—	—	—	0.3	0.5
Coal Producer & Power Generator	—	—	—	—	—	—	—	—	0.3	0.5
Commercial Services	—	4.8	2.1	3.3	15.2	4.7	—	1.4	0.8	—
Computer Software	—	1.1	2.3	—	1.3	1.9	2.6	2.7	1.6	—
Construction & Engineering	—	—	—	1.2	3.2	1.9	3.4	3.6	2.1	—
Consumer Products	—	—	—	2.2	5.8	4.1	0.6	1.7	1.0	—
Diversified	—	—	—	—	—	2.2	—	0.9	0.5	—
Electric	26.2	0.9	—	—	—	1.5	1.6	2.7	1.7	2.5
Energy Exploration & Production	—	0.7	1.0	1.8	—	1.3	6.2	2.5	2.7	3.7
Energy Integrated	—	5.7	5.1	1.9	1.2	4.3	6.0	5.0	4.0	3.6
Energy Services	2.0	2.1	2.4	3.2	4.5	—	2.8	2.1	1.2	—
Financial Services	—	3.6	5.2	4.6	3.5	7.2	2.7	2.7	1.5	—
Food & Beverages	—	3.7	3.9	4.2	1.3	1.0	—	1.3	0.8	—
Forest & Paper Products	—	1.4	1.3	1.7	2.0	0.7	—	0.9	0.6	—
Gas Utilities	14.3	—	—	—	—	0.9	0.8	—	0.3	0.7
Health Services	—	—	—	—	3.0	—	1.6	1.1	0.7	—
Housing	—	5.7	4.2	5.8	1.3	2.1	—	—	—	—
Insurance	—	5.3	4.9	7.0	—	1.4	1.7	2.5	1.4	—
Leisure & Entertainment	—	1.6	1.2	2.8	2.4	1.0	1.1	2.1	1.2	—
Manufacturing	—	4.8	6.4	5.0	15.9	4.9	6.4	4.8	2.8	—
Medical Products	—	—	—	1.1	7.0	—	—	—	—	—
Metals & Mining	—	4.4	6.8	2.8	0.9	11.8	5.1	7.9	5.9	3.9
Pharmaceutical & Biotechnology	—	9.5	9.0	7.1	4.0	—	—	—	—	—
Real Estate	—	1.1	1.2	—	—	—	5.8	1.2	0.7	—
Retail	—	5.7	5.7	8.1	5.1	3.1	4.2	3.3	2.0	—
Semiconductors & Components	—	2.8	3.4	2.0	7.0	5.0	5.5	6.8	3.9	—
Special Purpose Entity	—	—	—	—	—	—	—	—	0.2	0.5
Technology	—	1.5	1.7	1.5	1.8	0.7	—	—	—	—
Technology Hardware	0.8	—	—	1.2	—	2.0	3.6	2.6	1.4	—
Telecommunications	—	5.5	5.9	4.2	4.9	9.1	2.8	6.2	3.9	1.7
Transportation	33.7	1.6	1.5	1.1	1.4	0.9	2.1	1.3	1.1	0.7
Water	5.4	—	—	—	—	—	—	—	—	—
Subtotal	98.0	96.2	98.1	97.7	98.8	98.6	94.8	91.7	59.8	23.0

The accompanying notes are an integral part of these financial statements.

82  Semi-Annual Report

Industry	Lazard Global Listed Infrastructure Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Equity Portfolio	Lazard Emerging Markets Equity Portfolio	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi-Strategy Portfolio	Lazard Emerging Markets Debt Portfolio

Foreign Government Obligations	—	—	—	—	—	—	—	—	13.4	62.8
Supranationals	—	—	—	—	—	—	—	—	0.2	1.2
U.S. Treasury Bills	—	—	—	—	—	—	—	—	11.0	—
Short-Term Investments	0.6	—	1.2	2.8	0.5	1.1	4.3	6.2	15.1	9.8
Repurchase Agreement	—	3.1	—	—	—	—	—	—	—	—
Total Investments	98.6%	99.3%	99.3%	100.5%	99.3%	99.7%	99.1%	97.9%	99.5%	96.8%

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  83

The Lazard Funds, Inc. Statements of Assets and Liabilities (unaudited)

June 30, 2011	Lazard U.S. Equity Value Portfolio	Lazard U.S. Strategic Equity Portfolio

ASSETS
Investments in securities, at value	$14,253,732	$77,626,506
Cash	—	—
Foreign currency	—	—
Receivables for:
Dividends and interest	16,192	46,089
Capital stock sold	—	70
Investments sold	121,452	105,663
Amount due from Investment Manager (Note 3)	9,232	—
Gross unrealized appreciation on forward currency contracts	—	—
Total assets	14,400,608	77,778,328

LIABILITIES
Payables for:
Management fees	—	26,494
Accrued distribution fees	69	2,055
Accrued directors’ fees	91	579
Investments purchased	171,552	28,000
Capital stock redeemed	—	40,191
Gross unrealized depreciation on forward currency contracts	—	—
Other accrued expenses and payables	50,461	56,727
Total liabilities	222,173	154,046
Net assets	$14,178,435	$77,624,282

NET ASSETS
Paid in capital	$15,070,448	$83,733,849
Undistributed (distributions in excess of) net investment income (loss)	79,101	1,068,412
Accumulated net realized gain (loss)	(2,216,951)	(18,971,763)
Net unrealized appreciation (depreciation) on:
Investments	1,245,837	11,793,784
Foreign currency and forward currency contracts	—	—
Net assets	$14,178,435	$77,624,282

Institutional Shares
Net assets	$13,828,607	$67,463,883
Shares of capital stock outstanding*	1,383,918	7,142,548
Net asset value, offering and redemption price per share	$9.99	$9.45

Open Shares
Net assets	$349,828	$10,160,399
Shares of capital stock outstanding*	34,869	1,076,880
Net asset value, offering and redemption price per share	$10.03	$9.44

Cost of investments in securities	$13,007,895	$65,832,722
Cost of foreign currency	$—	$—

* $0.001 par value 2,350,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

84  Semi-Annual Report

Lazard U.S. Mid Cap Equity Portfolio	Lazard U.S. Small-Mid Cap Equity Portfolio	Lazard Global Listed Infrastructure Portfolio	Lazard International Equity Portfolio

$182,443,251	$248,482,572	$239,482,548	$122,662,357
—	390	69,040	345
—	—	152,365	933,468

55,185	189,979	1,233,887	432,259
169,325	103,888	1,126,121	8,307
935,257	2,516,858	3,320,643	73
—	—	—	—
—	—	142,837	—
183,603,018	251,293,687	245,527,441	124,036,809

110,624	147,840	175,776	74,309
12,774	4,895	581	6,203
1,381	1,843	819	888
686,805	3,439,193	45,166	334,550
7,499,105	9,882	243,965	57,629
—	—	2,131,971	—
72,282	72,994	61,105	72,499
8,382,971	3,676,647	2,659,383	546,078
$175,220,047	$247,617,040	$242,868,058	$123,490,731

$226,016,073	$198,879,898	$231,977,892	$138,808,108
213,378	(12,552)	2,107,005	4,140,876
(67,182,520)	23,240,012	(6,580,829)	(39,422,581)

16,173,116	25,509,682	17,331,437	19,932,102
—	—	(1,967,447)	32,226
$175,220,047	$247,617,040	$242,868,058	$123,490,731

$112,014,280	$222,474,016	$238,451,279	$92,025,450
8,501,333	14,402,958	21,963,145	6,247,271
$13.18	$15.45	$10.86	$14.73

$63,205,767	$25,143,024	$4,416,779	$31,465,281
4,866,206	1,663,863	405,924	2,122,955
$12.99	$15.11	$10.88	$14.82

$166,270,135	$222,972,890	$222,151,111	$102,730,205
$—	$—	$151,921	$932,793

Semi-Annual Report  85

June 30, 2011	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio

ASSETS
Investments in securities, at value	$6,943,041	$469,792,053
Cash	—	—
Foreign currency	14,249	487,679
Receivables for:
Dividends and interest	37,708	1,165,508
Capital stock sold	78	184,144
Investments sold	29,728	343,308
Amount due from Investment Manager (Note 3)	18,333	—
Total assets	7,043,137	471,972,692

LIABILITIES
Payables for:
Management fees	—	280,755
Accrued distribution fees	592	11,829
Accrued directors’ fees	46	2,816
Investments purchased	7,263	4,075,388
Capital stock redeemed	5,106	44,422
Other accrued expenses and payables	40,838	106,887
Total liabilities	53,845	4,522,097
Net assets	$6,989,292	$467,450,595

NET ASSETS
Paid in capital	$10,397,469	$460,692,894
Undistributed net investment income	214,877	6,016,137
Accumulated net realized gain (loss)	(4,435,091)	(68,665,339)
Net unrealized appreciation on:
Investments	811,110	69,371,635
Foreign currency	927	35,268
Net assets	$6,989,292	$467,450,595

Institutional Shares
Net assets	$3,934,741	$406,058,338
Shares of capital stock outstanding*	462,722	35,962,930
Net asset value, offering and redemption price per share	$8.50	$11.29

Open Shares
Net assets	$3,054,551	$61,392,257
Shares of capital stock outstanding*	358,759	5,418,919
Net asset value, offering and redemption price per share	$8.51	$11.33

Cost of investments in securities	$6,131,931	$400,420,418
Cost of foreign currency	$14,188	$486,914

* $0.001 par value 2,350,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

86  Semi-Annual Report

Lazard International Small Cap Equity Portfolio	Lazard Emerging Markets Equity Portfolio	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Equity Blend Portfolio

$69,532,195	$17,632,277,942	$271,894,280	$118,112,917
—	4,506,918	—	—
54,300	10,915,187	899,095	255,094

183,776	83,912,673	789,925	432,561
42,299	18,280,215	1,942,554	547,838
343,438	11,119,592	2,751,006	2,511,150
—	—	—	—
70,156,008	17,761,012,527	278,276,860	121,859,560

39,573	14,307,981	221,348	67,433
4,750	765,595	19,168	3,273
478	115,695	1,198	437
—	36,814,320	3,257,000	855,330
13,712	21,367,214	204,937	213,731
74,644	4,499,235	109,081	120,843
133,157	77,870,040	3,812,732	1,261,047
$70,022,851	$17,683,142,487	$274,464,128	$120,598,513

$135,611,093	$14,358,825,297	$260,182,096	$116,089,003
1,401,837	204,017,453	203,095	689,441
(83,087,108)	348,588,245	9,646,927	1,682,254

16,087,969	2,771,356,964	4,431,603	2,137,176
9,060	354,528	407	639
$70,022,851	$17,683,142,487	$274,464,128	$120,598,513

$46,316,258	$13,843,802,994	$182,680,664	$102,941,833
5,551,038	637,281,998	12,256,800	8,202,324
$8.34	$21.72	$14.90	$12.55

$23,706,593	$3,839,339,493	$91,783,464	$17,656,680
2,839,682	173,788,181	6,149,666	1,411,540
$8.35	$22.09	$14.92	$12.51

$53,444,226	$14,860,620,054	$267,462,677	$115,975,741
$54,026	$10,808,169	$895,412	$254,185

Semi-Annual Report  87

June 30, 2011	Lazard Emerging Markets Multi-Strategy Portfolio	Lazard Emerging Markets Debt Portfolio

ASSETS
Investments in securities and purchased options, at value	$38,857,220	$19,935,076
Cash	4,020	4,649
Foreign currency	160,004	66,312
Receivables for:
Dividends and interest	175,663	255,315
Capital stock sold	27,267	930,000
Investments sold	677,527	10,147
Amount due from Investment Manager (Note 3)	9,988	16,143
Gross unrealized appreciation on:
Forward currency contracts	104,687	39,441
Swap agreements	—	—
Premium for swap agreements purchased	984	—
Deferred offering expenses	38,357	29,458
Total assets	40,055,717	21,286,541

LIABILITIES
Payables for:
Management fees	—	—
Accrued distribution fees	7	22
Accrued directors’ fees	290	34
Investments purchased	845,365	653,630
Capital stock redeemed	2,654	802
Dividends	—	5,869
Premium for written swap agreement	306	—
Gross unrealized depreciation on:
Forward currency contracts	76,159	18,926
Swap agreements	792	—
Written options, at value	6,678	5,633
Other accrued expenses and payables	91,535	40,915
Total liabilities	1,023,786	725,831
Net assets	$39,031,931	$20,560,710

NET ASSETS
Paid in capital	$39,175,237	$20,349,457
Undistributed (distributions in excess of) net investment income	114,194	396
Accumulated net realized gain (loss)	(110,882)	47,786
Net unrealized appreciation (depreciation) on:
Investments	(181,368)	127,297
Swap agreements	(792)	—
Written options	6,336	7,001
Foreign currency and forward currency contracts	29,206	28,773
Net assets	$39,031,931	$20,560,710

Institutional Shares
Net assets	$38,987,978	$20,445,726
Shares of capital stock outstanding*	3,921,217	1,981,371
Net asset value, offering and redemption price per share	$9.94	$10.32

Open Shares
Net assets	$43,953	$114,984
Shares of capital stock outstanding*	4,421	11,146
Net asset value, offering and redemption price per share	$9.94	$10.32

Cost of investments in securities and purchased options	$39,038,588	$19,807,779
Cost of foreign currency	$159,031	$66,271

* $0.001 par value 2,350,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

88  Semi-Annual Report

Lazard U.S. High Yield Portfolio	Lazard U.S. Municipal Portfolio	Lazard Capital Allocator Opportunistic Strategies Portfolio

$158,357,687	$11,131,599	$262,635,405
116,884	—	530,000
—	—	—

2,868,109	154,389	65,366
142,223	—	185,331
—	—	135,338
—	19,878	—

—	—	—
—	—	318,570
—	—	55,333
—	56,781	—
161,484,903	11,362,647	263,925,343

46,757	—	189,632
5,321	21	1,311
978	32	1,597
2,104,210	—	142,242
92,675	3,050	248,696
191,858	1,225	—
—	—	—

—	—	69,184
—	—	—
—	—	—
64,102	22,578	44,482
2,505,901	26,906	697,144
$158,979,002	$11,335,741	$263,228,199

$160,635,332	$11,250,912	$254,479,709
(182,322)	102	14,459
(6,903,594)	(78,030)	2,195,441

5,429,586	162,757	6,289,204
—	—	318,570
—	—	—
—	—	(69,184)
$158,979,002	$11,335,741	$263,228,199

$132,396,690	$11,235,214	$256,592,455
27,048,290	1,113,510	25,122,081
$4.89	$10.09	$10.21

$26,582,312	$100,527	$6,635,744
5,403,794	9,963	651,067
$4.92	$10.09	$10.19

$152,928,101	$10,968,842	$256,346,201
$—	$—	$—

Semi-Annual Report  89

The Lazard Funds, Inc. Statements of Operations (unaudited)

For the Six Months Ended June 30, 2011	Lazard U.S. Equity Value Portfolio	Lazard U.S. Strategic Equity Portfolio

Investment Income (Loss)
Income
Dividends	$148,507	$746,306
Interest	12	139
Total investment income*	148,519	746,445

Expenses
Management fees (Note 3)	48,465	278,174
Custodian fees	28,742	30,384
Distribution fees (Open Shares)	419	12,541
Shareholders’ services	12,481	13,264
Shareholders’ reports	2,030	2,904
Administration fees	26,257	32,743
Registration fees	16,611	16,646
Professional services	25,574	26,323
Directors’ fees and expenses	202	1,243
Other	1,840	2,654
Total gross expenses	162,621	416,876
Management fees waived and expenses reimbursed	(100,816)	(103,784)
Administration fees waived	(9,375)	—
Expense reductions (Note 2(j))	—	—
Total net expenses	52,430	313,092
Net investment income (loss)	96,089	433,353

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Forward Currency Contracts
Net realized gain on:
Investments**	599,580	5,549,923
Foreign currency and forward currency contracts	—	—
Net change in unrealized appreciation (depreciation) on:
Investments†	(85,446)	(1,608,757)
Foreign currency and forward currency contracts	—	—
Net realized and unrealized gain on investments, foreign currency and forward currency contracts	514,134	3,941,166
Net increase in net assets resulting from operations	$610,223	$4,374,519

* Net of foreign withholding taxes of	$—	$—
** Net of foreign capital gains taxes of	$—	$—
† Includes net change in unrealized foreign capital gains taxes of	$—	$—

The accompanying notes are an integral part of these financial statements.

90  Semi-Annual Report

Lazard U.S. Mid Cap Equity Portfolio	Lazard U.S. Small-Mid Cap Equity Portfolio	Lazard Global Listed Infrastructure Portfolio	Lazard International Equity Portfolio

$1,194,314	$1,116,922	$4,225,813	$2,555,124
779	436	2,861	253
1,195,093	1,117,358	4,228,674	2,555,377

740,726	958,108	724,423	480,845
41,750	47,842	52,380	80,289
79,802	29,361	2,086	37,189
15,166	15,313	14,018	14,922
7,765	8,123	2,214	5,922
44,548	50,345	40,894	37,618
17,605	18,303	19,339	16,964
27,559	28,315	26,720	26,997
2,976	4,006	1,795	2,003
3,818	4,565	2,908	3,216
981,715	1,164,281	886,777	705,965
—	—	(3,978)	—
—	—	—	—
—	(3)	—	(11)
981,715	1,164,278	882,799	705,954
213,378	(46,920)	3,345,875	1,849,423

22,136,590	23,885,089	2,590,821	11,232,902
—	—	(9,584,350)	20,930

(13,381,948)	(8,455,084)	12,016,723	(4,116,369)
—	—	535,690	17,256
8,754,642	15,430,005	5,558,884	7,154,719
$8,968,020	$15,383,085	$8,904,759	$9,004,142

$—	$—	$769,170	$204,249
$—	$—	$—	$218,413
$—	$—	$—	$(50)

Semi-Annual Report  91

For the Six Months Ended June 30, 2011	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio

Investment Income
Income
Dividends	$128,182	$6,585,519
Interest	18	1,805
Total investment income*	128,200	6,587,324

Expenses
Management fees (Note 3)	29,258	1,616,853
Custodian fees	51,701	136,685
Distribution fees (Open Shares)	3,700	66,956
Shareholders’ services	12,557	14,561
Shareholders’ reports	2,465	7,958
Administration fees	25,484	67,911
Registration fees	16,324	21,722
Professional services	25,502	29,905
Directors’ fees and expenses	103	6,210
Amortization of offering expenses	—	—
Other	1,778	6,305
Total gross expenses	168,872	1,975,066
Management fees waived and expenses reimbursed	(124,847)	—
Expense reductions (Note 2(j))	—	(11)
Total net expenses	44,025	1,975,055
Net investment income	84,175	4,612,269

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Net realized gain (loss) on:
Investments**	417,811	19,331,752
Foreign currency	64	(109,339)
Net change in unrealized appreciation (depreciation) on:
Investments†	(74,845)	2,203,340
Foreign currency	(276)	22,239
Net realized and unrealized gain (loss) on investments and foreign currency	342,754	21,447,992
Net increase (decrease) in net assets resulting from operations	$426,929	$26,060,261

* Net of foreign withholding taxes of	$13,749	$608,121
** Net of foreign capital gains taxes of	$—	$—
† Includes net change in unrealized foreign capital gains taxes of	$—	$653

The accompanying notes are an integral part of these financial statements.

92  Semi-Annual Report

Lazard International Small Cap Equity Portfolio	Lazard Emerging Markets Equity Portfolio	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Equity Blend Portfolio

$924,965	$363,419,804	$2,341,421	$1,503,488
104	28,847	1,100	1,092
925,069	363,448,651	2,342,521	1,504,580

264,255	88,057,357	1,161,245	489,536
60,176	7,347,644	186,627	223,523
30,935	4,878,063	125,333	16,884
14,167	1,752,384	44,718	14,107
8,157	1,195,614	5,198	1,906
31,842	954,958	48,020	29,595
17,252	323,134	23,530	17,517
26,198	220,006	27,410	26,145
1,061	258,509	2,780	1,037
—	—	—	17,143
2,454	192,059	3,742	6,875
456,497	105,179,728	1,628,603	844,268
(21,232)	—	—	(194,566)
—	—	(87)	(38)
435,265	105,179,728	1,628,516	649,664
489,804	258,268,923	714,005	854,916

2,235,693	994,887,080	8,248,601	1,212,170
(2,736)	(3,780,767)	(67,533)	(38,365)

(793,361)	(1,326,924,698)	(12,173,684)	(207,093)
1,719	514,019	(11,900)	(339)
1,441,315	(335,304,366)	(4,004,516)	966,373
$1,931,119	$(77,035,443)	$(3,290,511)	$1,821,289

$115,534	$32,601,949	$219,953	$139,033
$—	$—	$7,738	$7,854
$—	$(141,433)	$16,776	$5,337

Semi-Annual Report  93

For the Six Months Ended June 30, 2011	Lazard Emerging Markets Multi-Strategy Portfolio (a)	Lazard Emerging Markets Debt Portfolio (b)

Investment Income
Income
Dividends	$168,133	$—
Interest	48,582	234,697
Total investment income*	216,715	234,697

Expenses
Management fees (Note 3)	78,847	35,036
Custodian fees	97,490	64,903
Distribution fees (Open Shares)	16	86
Shareholders’ services	10,037	14,812
Shareholders’ reports	3,236	2,952
Administration fees	15,136	17,841
Registration fees	721	857
Professional services	19,131	37,315
Directors’ fees and expenses	290	71
Amortization of offering expenses	12,739	14,790
Other	1,320	2,120
Total gross expenses	238,963	190,783
Management fees waived and expenses reimbursed	(128,861)	(126,090)
Administration and shareholders’ services fees waived	(7,581)	(16,415)
Expense reductions (Note 2(j))	—	—
Total net expenses	102,521	48,278
Net investment income	114,194	186,419

Net Realized and Unrealized Gain (Loss) on Investments, Options, Swap Agreements, Foreign Currency and Forward Currency Contracts
Net realized gain (loss) on:
Investments	(172,311)	(20,380)
Options	2,745	4,893
Swap agreements	2,533	—
Foreign currency and forward currency contracts	56,151	63,273
Net change in unrealized appreciation (depreciation) on:
Investments	(181,368)	127,297
Options	6,336	7,001
Swap agreements	(792)	—
Foreign currency and forward currency contracts	29,206	28,773
Net realized and unrealized gain (loss) on investments, options, swap agreements,
foreign currency and forward currency contracts	(257,500)	210,857
Net increase (decrease) in net assets resulting from operations	$(143,306)	$397,276
* Net of foreign withholding taxes of	$17,509	$8,105

(a) From Portfolio’s commencement of operations on March 31, 2011.
(b) From Portfolio’s commencement of operations on February 28, 2011.

The accompanying notes are an integral part of these financial statements.

94  Semi-Annual Report

Lazard U.S. High Yield Portfolio	Lazard U.S. Municipal Portfolio (b)	Lazard Capital Allocator Opportunistic Strategies Portfolio

$—	$—	$1,434,242
5,772,960	78,959	1,643
5,772,960	78,959	1,435,885

415,442	7,678	1,271,792
37,982	18,530	27,979
32,630	84	9,320
18,596	14,635	14,281
4,042	3,020	4,928
39,902	17,579	50,231
20,258	857	20,799
26,942	39,156	29,126
2,132	83	3,632
—	14,473	—
3,220	3,119	4,270
601,146	119,214	1,436,358
(146,439)	(90,596)	(127,068)
—	(16,234)	—
(109)	—	(878)
454,598	12,384	1,308,412
5,318,362	66,575	127,473

977,453	(78,030)	26,504,421
—	—	926,350
—	—	711,460
—	—	(527,531)

(739,904)	162,757	(18,907,365)
—	—	(2,355,194)
—	—	230,560
—	—	(260,258)

237,549	84,727	6,322,443
$5,555,911	$151,302	$6,449,916
$—	$—	$345,238

Semi-Annual Report  95

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard U.S. Equity Value Portfolio
	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$96,089	$130,397
Net realized gain on investments	599,580	440,071
Net change in unrealized appreciation (depreciation) on investments	(85,446)	840,376
Net increase in net assets resulting from operations	610,223	1,410,844

Distributions to shareholders
From net investment income
Institutional Shares	—	(126,683)
Open Shares	—	(2,060)
Net decrease in net assets resulting from distributions	—	(128,743)

Capital stock transactions
Net proceeds from sales
Institutional Shares	645,290	3,643,690
Open Shares	65,844	39,967
Net proceeds from reinvestment of distributions
Institutional Shares	—	125,251
Open Shares	—	1,859
Cost of shares redeemed
Institutional Shares	(480,682)	(416,674)
Open Shares	(23,307)	(81,181)
Net increase (decrease) in net assets from capital stock transactions	207,145	3,312,912

Redemption fees (Note 2(k))
Institutional Shares	791	1,143
Open Shares	24	—
Net increase in net assets from redemption fees	815	1,143
Total increase (decrease) in net assets	818,183	4,596,156
Net assets at beginning of period	13,360,252	8,764,096
Net assets at end of period*	$14,178,435	$13,360,252
*Includes undistributed (distributions in excess of) net investment income (loss) of	$79,101	$(16,988)

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	1,367,217	982,317
Shares sold	64,750	417,278
Shares issued to shareholders from reinvestment of distributions	—	13,102
Shares redeemed	(48,049)	(45,480)
Net increase (decrease)	16,701	384,900
Shares outstanding at end of period	1,383,918	1,367,217

Open Shares
Shares outstanding at beginning of period	30,610	34,649
Shares sold	6,605	4,605
Shares issued to shareholders from reinvestment of distributions	—	193
Shares redeemed	(2,346)	(8,837)
Net increase (decrease)	4,259	(4,039)
Shares outstanding at end of period	34,869	30,610

The accompanying notes are an integral part of these financial statements.

96  Semi-Annual Report

Lazard U.S. Strategic Equity Portfolio		Lazard U.S. Mid Cap Equity Portfolio		Lazard U.S. Small-Mid Cap Equity Portfolio
Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010

$433,353	$635,045	$213,378	$1,629,460	$(46,920)	$751,418
5,549,923	4,650,912	22,136,590	37,964,019	23,885,089	21,787,222
(1,608,757)	4,195,742	(13,381,948)	2,333,458	(8,455,084)	17,969,577
4,374,519	9,481,699	8,968,020	41,926,937	15,383,085	40,508,217

—	(724,232)	—	(1,096,389)	—	(716,032)
—	(77,713)	—	(483,080)	—	—
—	(801,945)	—	(1,579,469)	—	(716,032)

5,282,801	4,048,153	24,841,585	43,741,530	9,417,623	169,823,469
1,514,590	3,578,373	8,822,684	15,303,321	7,676,533	7,423,916

—	712,514	—	854,552	—	705,067
—	70,284	—	453,217	—	—

(12,879,484)	(7,261,909)	(45,657,740)	(87,725,369)	(39,952,778)	(22,913,323)
(1,899,083)	(3,693,636)	(17,932,356)	(29,807,859)	(5,429,013)	(9,883,866)
(7,981,176)	(2,546,221)	(29,925,827)	(57,180,608)	(28,287,635)	145,155,263

3	8	1,113	1,535	138	468
—	92	637	3,431	533	114
3	100	1,750	4,966	671	582
(3,606,654)	6,133,633	(20,956,057)	(16,828,174)	(12,903,879)	184,948,030
81,230,936	75,097,303	196,176,104	213,004,278	260,520,919	75,572,889
$77,624,282	$81,230,936	$175,220,047	$196,176,104	$247,617,040	$260,520,919
$1,068,412	$635,059	$213,378	$—	$(12,552)	$34,368

7,940,671	8,247,044	10,039,112	13,891,697	16,413,981	4,750,537
558,977	501,965	1,886,842	3,862,950	619,042	13,342,989
—	90,306	—	68,201	—	48,325
(1,357,100)	(898,644)	(3,424,621)	(7,783,736)	(2,630,065)	(1,727,870)
(798,123)	(306,373)	(1,537,779)	(3,852,585)	(2,011,023)	11,663,444
7,142,548	7,940,671	8,501,333	10,039,112	14,402,958	16,413,981

1,117,356	1,114,686	5,586,393	6,852,067	1,516,112	1,689,218
161,961	450,158	678,775	1,387,657	511,497	609,491
—	8,897	—	36,432	—	—
(202,437)	(456,385)	(1,398,962)	(2,689,763)	(363,746)	(782,597)
(40,476)	2,670	(720,187)	(1,265,674)	147,751	(173,106)
1,076,880	1,117,356	4,866,206	5,586,393	1,663,863	1,516,112

Semi-Annual Report  97

	Lazard Global Listed Infrastructure Portfolio
	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010

Increase (Decrease) in Net Assets
Operations
Net investment income	$3,345,875	$2,744,722
Net realized gain (loss) on investments, foreign currency and forward currency contracts	(6,993,529)	1,703,424
Net change in unrealized appreciation (depreciation) on investments, foreign currency
and forward currency contracts	12,552,413	2,811,577
Net increase in net assets resulting from operations	8,904,759	7,259,723

Distributions to shareholders
From net investment income
Institutional Shares	(1,809,807)	(2,358,069)
Open Shares	(19,971)	(1,520)
From net realized gains
Institutional Shares	—	(1,083,838)
Open Shares	—	(1,111)
Net decrease in net assets resulting from distributions	(1,829,778)	(3,444,538)

Capital stock transactions
Net proceeds from sales
Institutional Shares	144,080,316	138,755,505
Open Shares	4,200,431	115,519
Net proceeds from reinvestment of distributions
Institutional Shares	1,714,493	3,374,194
Open Shares	19,601	2,631
Cost of shares redeemed
Institutional Shares	(30,011,297)	(30,332,490)
Open Shares	(9,473)	(56,269)
Net increase (decrease) in net assets from capital stock transactions	119,994,071	111,859,090

Redemption fees (Note 2(k))
Institutional Shares	750	86
Open Shares	—	—
Net increase in net assets from redemption fees	750	86
Total increase (decrease) in net assets	127,069,802	115,674,361
Net assets at beginning of period	115,798,256	123,895
Net assets at end of period*	$242,868,058	$115,798,256
*Includes undistributed net investment income of	$2,107,005	$590,908

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	11,214,996	7,390
Shares sold	13,392,770	13,916,801
Shares issued to shareholders from reinvestment of distributions	160,372	334,745
Shares redeemed	(2,804,993)	(3,043,940)
Net increase (decrease)	10,748,149	11,207,606
Shares outstanding at end of period	21,963,145	11,214,996

Open Shares
Shares outstanding at beginning of period	11,448	5,000
Shares sold	393,517	11,565
Shares issued to shareholders from reinvestment of distributions	1,829	259
Shares redeemed	(870)	(5,376)
Net increase (decrease)	394,476	6,448
Shares outstanding at end of period	405,924	11,448

The accompanying notes are an integral part of these financial statements.

98  Semi-Annual Report

Lazard International Equity Portfolio		Lazard International Equity Select Portfolio		Lazard International Strategic Equity Portfolio

Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010

$1,849,423	$2,323,165	$84,175	$108,846	$4,612,269	$4,622,267
11,253,832	(5,428,371)	417,875	25,249	19,222,413	11,133,378

(4,099,113)	14,260,871	(75,121)	168,525	2,225,579	35,502,431
9,004,142	11,155,665	426,929	302,620	26,060,261	51,258,076

—	(3,382,382)	—	(103,546)	—	(4,610,208)
—	(478,939)	—	(130,875)	—	(293,349)

—	—	—	—	—	—
—	—	—	—	—	—
—	(3,861,321)	—	(234,421)	—	(4,903,557)

2,379,527	3,881,399	677,776	1,434,641	32,676,292	36,021,689
5,418,677	12,170,804	406,476	582,214	19,448,017	30,431,569

—	2,585,130	—	79,878	—	3,625,597
—	343,043	—	125,444	—	291,220

(44,859,208)	(23,987,029)	(595,755)	(1,882,800)	(5,644,908)	(37,270,773)
(4,606,966)	(4,723,671)	(596,253)	(2,193,350)	(7,238,956)	(8,322,274)
(41,667,970)	(9,730,324)	(107,756)	(1,853,973)	39,240,445	24,777,028

23	91	—	—	145	118
267	513	—	335	553	671
290	604	—	335	698	789
(32,663,538)	(2,435,376)	319,173	(1,785,439)	65,301,404	71,132,336
156,154,269	158,589,645	6,670,119	8,455,558	402,149,191	331,016,855
$123,490,731	$156,154,269	$6,989,292	$6,670,119	$467,450,595	$402,149,191
$4,140,876	$2,291,453	$214,877	$130,072	$6,016,137	$1,403,868

9,233,358	10,584,664	452,165	509,472	33,503,311	33,103,967
167,038	303,754	82,578	184,363	2,974,049	3,706,732
—	201,963	—	10,838	—	353,917
(3,153,125)	(1,857,023)	(72,021)	(252,508)	(514,430)	(3,661,305)
(2,986,087)	(1,351,306)	10,557	(57,307)	2,459,619	399,344
6,247,271	9,233,358	462,722	452,165	35,962,930	33,503,311

2,060,873	1,474,744	381,274	586,579	4,312,256	2,061,818
381,729	923,563	48,850	74,636	1,766,462	3,092,002
—	26,572	—	16,975	—	28,007
(319,647)	(364,006)	(71,365)	(296,916)	(659,799)	(869,571)
62,082	586,129	(22,515)	(205,305)	1,106,663	2,250,438
2,122,955	2,060,873	358,759	381,274	5,418,919	4,312,256

Semi-Annual Report  99

	Lazard International Small Cap Equity Portfolio
	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$489,804	$858,678
Net realized gain (loss) on investments and foreign currency	2,232,957	(2,101,516)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(791,642)	15,090,812
Net increase (decrease) in net assets resulting from operations	1,931,119	13,847,974

Distributions to shareholders
From net investment income
Institutional Shares	—	(672,354)
Open Shares	—	(321,023)
From net realized gains
Institutional Shares	—	—
Open Shares	—	—
Net decrease in net assets resulting from distributions	—	(993,377)

Capital stock transactions
Net proceeds from sales
Institutional Shares	854,339	9,124,250
Open Shares	2,252,403	2,084,060
Net proceeds from reinvestment of distributions
Institutional Shares	—	284,490
Open Shares	—	306,999
Cost of shares redeemed
Institutional Shares	(2,928,148)	(10,727,998)
Open Shares	(4,204,563)	(9,971,982)
Net increase (decrease) in net assets from capital stock transactions	(4,025,969)	(8,900,181)

Redemption fees (Note 2(k))
Institutional Shares	26	20
Open Shares	48	5
Net increase in net assets from redemption fees	74	25
Total increase (decrease) in net assets	(2,094,776)	3,954,441
Net assets at beginning of period	72,117,627	68,163,186
Net assets at end of period*	$70,022,851	$72,117,627
* Includes undistributed (distributions in excess of) net investment income (loss) of	$1,401,837	$912,033
† Portfolio commenced operations on May 28, 2010.

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	5,804,978	6,021,391
Shares sold	104,473	1,302,865
Shares issued to shareholders from reinvestment of distributions	—	40,758
Shares redeemed	(358,413)	(1,560,036)
Net increase (decrease)	(253,940)	(216,413)
Shares outstanding at end of period	5,551,038	5,804,978

Open Shares
Shares outstanding at beginning of period	3,070,770	4,168,917
Shares sold	279,997	297,751
Shares issued to shareholders from reinvestment of distributions	—	43,795
Shares redeemed	(511,085)	(1,439,693)
Net increase (decrease)	(231,088)	(1,098,147)
Shares outstanding at end of period	2,839,682	3,070,770

The accompanying notes are an integral part of these financial statements.

100  Semi-Annual Report

Lazard Emerging Markets Equity Portfolio		Lazard Developing Markets Equity Portfolio		Lazard Emerging Markets Equity Blend Portfolio
Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010†

$258,268,923	$283,104,469	$714,005	$(93,680)	$854,916	$(23,618)
991,106,313	964,312,486	8,181,068	13,355,744	1,173,805	448,609
(1,326,410,679)	2,041,977,043	(12,185,584)	8,697,741	(207,432)	2,345,247
(77,035,443)	3,289,393,998	(3,290,511)	21,959,805	1,821,289	2,770,238

—	(208,037,965)	—	(312,586)	—	—
—	(34,958,144)	—	(40,615)	—	—

—	—	—	(6,060,192)	—	(70,487)
—	—	—	(7,936,710)	—	(11,530)
—	(242,996,109)	—	(14,350,103)	—	(82,017)

1,372,597,163	5,722,036,545	143,804,804	66,318,354	54,064,733	55,245,382
358,213,672	1,821,564,885	53,573,467	97,342,330	9,893,591	9,040,801

3,320	179,495,263	—	5,794,490	—	65,828
—	31,783,216	—	7,451,122	—	8,599

(2,040,374,043)	(2,071,983,700)	(33,007,078)	(22,612,052)	(7,576,076)	(2,993,369)
(678,666,703)	(1,957,308,170)	(61,011,667)	(50,508,821)	(1,553,342)	(109,745)
(988,226,591)	3,725,588,039	103,359,526	103,785,423	54,828,906	61,257,496

82,220	134,946	9,239	1,866	687	931
30,377	176,436	3,848	7,416	676	307
112,597	311,382	13,087	9,282	1,363	1,238
(1,065,149,437)	6,772,297,310	100,082,102	111,404,407	56,651,558	63,946,955
18,748,291,924	11,975,994,614	174,382,026	62,977,619	63,946,955	—
$17,683,142,487	$18,748,291,924	$274,464,128	$174,382,026	$120,598,513	$63,946,955
$204,017,453	$(54,251,470)	$203,095	$(510,910)	$689,441	$(165,475)

668,512,736	471,812,807	4,815,473	1,517,818	4,402,117	—
64,906,451	296,372,547	9,673,192	4,360,301	4,414,035	4,641,041
156	8,561,139	—	395,696	—	5,378
(96,137,345)	(108,233,757)	(2,231,865)	(1,458,342)	(613,828)	(244,302)
(31,230,738)	196,699,929	7,441,327	3,297,655	3,800,207	4,402,117
637,281,998	668,512,736	12,256,800	4,815,473	8,202,324	4,402,117

188,734,763	190,254,536	6,698,626	3,258,336	733,742	—
16,540,058	93,690,753	3,568,749	6,618,781	802,458	742,112
—	1,465,197	—	505,715	—	704
(31,486,640)	(96,675,723)	(4,117,709)	(3,684,206)	(124,660)	(9,074)
(14,946,582)	(1,519,773)	(548,960)	3,440,290	677,798	733,742
173,788,181	188,734,763	6,149,666	6,698,626	1,411,540	733,742

Semi-Annual Report  101

	Lazard Emerging Markets Multi-Strategy Portfolio	Lazard Emerging Markets Debt Portfolio
	Period Ended June 30, 2011 (unaudited) (a)	Period Ended June 30, 2011 (unaudited) (b)

Increase in Net Assets
Operations
Net investment income	$114,194	$186,419
Net realized gain (loss) on investments, options, swap agreements, foreign currency and forward currency contracts	(110,882)	47,786
Net change in unrealized appreciation (depreciation) on investments, options, swap agreements, foreign currency and forward currency contracts	(146,618)	163,071

Net increase (decrease) in net assets resulting from operations	(143,306)	397,276

Distributions to shareholders
From net investment income
Institutional Shares	—	(184,768)
Open Shares	—	(1,255)

Net decrease in net assets resulting from distributions	—	(186,023)

Capital stock transactions
Net proceeds from sales
Institutional Shares	39,988,343	25,120,278
Open Shares	54,000	110,508
Net proceeds from reinvestment of distributions
Institutional Shares	—	163,764
Open Shares	—	1,255
Cost of shares redeemed
Institutional Shares	(857,250)	(5,046,348)
Open Shares	(10,000)	—

Net increase in net assets from capital stock transactions	39,175,093	20,349,457

Redemption fees (Note 2(k))
Institutional Shares	144	—
Open Shares	—	—

Net increase in net assets from redemption fees	144	—

Total increase in net assets	39,031,931	20,560,710
Net assets at beginning of period	—	—

Net assets at end of period*	$39,031,931	$20,560,710

*Includes undistributed (distributions in excess of) net investment income of	$114,194	$396

(a) Portfolio commenced operations on March 31, 2011.
(b) Portfolios commenced operations on February 28, 2011.

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	—	—

Shares sold	4,007,146	2,458,307
Shares issued to shareholders from reinvestment of distributions	—	15,870
Shares redeemed	(85,929)	(492,806)

Net increase	3,921,217	1,981,371

Shares outstanding at end of period	3,921,217	1,981,371

Open Shares
Shares outstanding at beginning of period	—	—

Shares sold	5,428	11,024
Shares issued to shareholders from reinvestment of distributions	—	122
Shares redeemed	(1,007)	—

Net increase	4,421	11,146

Shares outstanding at end of period	4,421	11,146

The accompanying notes are an integral part of these financial statements.

102  Semi-Annual Report

Lazard U.S. High Yield Portfolio		Lazard U.S. Municipal Portfolio	Lazard Capital Allocator Opportunistic Strategies Portfolio
Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010	Period Ended June 30, 2011 (unaudited) (b)	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010

$5,318,362	$8,037,397	$66,575	$127,473	$2,861,801

977,453	1,545,110	(78,030)	27,614,700	13,319,211

(739,904)	2,454,171	162,757	(21,292,257)	13,009,902

5,555,911	12,036,678	151,302	6,449,916	29,190,914

(4,432,913)	(6,590,797)	(65,846)	—	(2,908,206)
(885,471)	(1,446,983)	(627)	—	(65,569)

(5,318,384)	(8,037,780)	(66,473)	—	(2,973,775)

26,518,752	42,673,187	11,095,242	54,324,561	62,446,688
6,983,019	26,839,805	99,000	2,776,705	4,930,645

3,345,362	4,407,235	62,800	—	1,420,474
844,066	1,367,239	627	—	54,295

(10,045,030)	(25,372,482)	(6,760)	(43,389,046)	(46,165,900)
(7,598,337)	(8,917,586)	—	(3,500,841)	(15,133,445)

20,047,832	40,997,398	11,250,909	10,211,379	7,552,757

14	1,941	3	749	767
440	862	—	352	84

454	2,803	3	1,101	851

20,285,813	44,999,099	11,335,741	16,662,396	33,770,747
138,693,189	93,694,090	—	246,565,803	212,795,056

$158,979,002	$138,693,189	$11,335,741	$263,228,199	$246,565,803

$(182,322)	$(182,300)	$102	$14,459	$(113,014)

23,045,185	18,619,657	—	24,035,924	22,278,416

5,364,221	8,879,105	1,107,934	5,343,799	6,796,364
676,558	919,525	6,246	—	143,914
(2,037,674)	(5,373,102)	(670)	(4,257,642)	(5,182,770)

4,003,105	4,425,528	1,113,510	1,086,157	1,757,508

27,048,290	23,045,185	1,113,510	25,122,081	24,035,924

5,357,420	1,295,343	—	718,711	1,914,353

1,404,851	5,635,385	9,900	274,005	535,756
169,789	283,468	63	—	5,484
(1,528,266)	(1,856,776)	—	(341,649)	(1,736,882)

46,374	4,062,077	9,963	(67,644)	(1,195,642)

5,403,794	5,357,420	9,963	651,067	718,711

Semi-Annual Report  103

The Lazard Funds, Inc. Financial Highlights

LAZARD U.S. EQUITY VALUE PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/11†	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Institutional Shares
Net asset value, beginning of period	$9.56	$8.62	$7.00	$11.25	$11.73	$10.02
Income (loss) from investment operations:
Net investment income (a)	0.07	0.10	0.12	0.18	0.17	0.18
Net realized and unrealized gain (loss)	0.36	0.93	1.62	(4.26)	0.05	2.33
Total from investment operations	0.43	1.03	1.74	(4.08)	0.22	2.51
Less distributions from:
Net investment income	—	(0.09)	(0.12)	(0.17)	(0.15)	(0.62)
Net realized gains	—	—	—	—	(0.55)	(0.18)
Total distributions	—	(0.09)	(0.12)	(0.17)	(0.70)	(0.80)
Redemption fees	— (c)	— (c)	—	—	— (c)	—
Net asset value, end of period	$9.99	$9.56	$8.62	$7.00	$11.25	$11.73

Total Return (b)	4.50%	12.00%	24.81%	–36.18%	1.65%	25.23%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$13,828	$13,066	$8,464	$6,554	$8,488	$390
Ratios to average net assets:
Net expenses (d)	0.75%	0.97%	1.00%	1.00%	1.00%	1.00%
Gross expenses (d)	2.25%	2.76%	3.44%	3.21%	3.56%	112.90%
Net investment income (d)	1.39%	1.19%	1.60%	1.90%	1.40%	1.57%
Portfolio turnover rate	24%	53%	62%	97%	83%	95%

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/11†	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Open Shares
Net asset value, beginning of period	$9.61	$8.67	$7.04	$11.31	$11.77	$10.02
Income (loss) from investment operations:
Net investment income (a)	0.05	0.08	0.09	0.15	0.13	0.12
Net realized and unrealized gain (loss)	0.37	0.93	1.64	(4.28)	0.06	2.37
Total from investment operations	0.42	1.01	1.73	(4.13)	0.19	2.49
Less distributions from:
Net investment income	—	(0.07)	(0.10)	(0.14)	(0.11)	(0.56)
Net realized gains	—	—	—	—	(0.55)	(0.18)
Total distributions	—	(0.07)	(0.10)	(0.14)	(0.66)	(0.74)
Redemption fees	— (c)	—	— (c)	—	0.01	—
Net asset value, end of period	$10.03	$9.61	$8.67	$7.04	$11.31	$11.77

Total Return (b)	4.37%	11.62%	24.49%	–36.43%	1.59%	24.83%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$350	$294	$300	$134	$341	$240
Ratios to average net assets:
Net expenses (d)	1.05%	1.27%	1.30%	1.30%	1.30%	1.30%
Gross expenses (d)	6.10%	7.28%	5.52%	12.10%	9.40%	138.32%
Net investment income (d)	1.09%	0.88%	1.15%	1.56%	1.02%	1.05%
Portfolio turnover rate	24%	53%	62%	97%	83%	95%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

104  Semi-Annual Report

LAZARD U.S. STRATEGIC EQUITY PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/11†	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Institutional Shares
Net asset value, beginning of period	$8.97	$8.02	$6.26	$10.03	$11.81	$10.38
Income (loss) from investment operations:
Net investment income (a)	0.05	0.07	0.08	0.12	0.11	0.08
Net realized and unrealized gain (loss)	0.43	0.97	1.68	(3.65)	(0.04)	1.73
Total from investment operations	0.48	1.04	1.76	(3.53)	0.07	1.81
Less distributions from:
Net investment income	—	(0.09)	—	(0.12)	(0.12)	(0.07)
Net realized gains	—	—	—	(0.12)	(1.73)	(0.31)
Total distributions	—	(0.09)	—	(0.24)	(1.85)	(0.38)
Redemption fees	— (c)	— (c)	—	—	—	— (c)
Net asset value, end of period	$9.45	$8.97	$8.02	$6.26	$10.03	$11.81

Total Return (b)	5.35%	13.13%	28.12%	–35.43%	0.33%	17.44%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$67,464	$71,207	$66,153	$54,749	$88,242	$117,194
Ratios to average net assets:
Net expenses (d)	0.75%	1.01%	1.05%	1.05%	0.98%	1.05%
Gross expenses (d)	1.00%	1.06%	1.09%	1.06%	0.98%	1.35%
Net investment income (d)	1.13%	0.88%	1.26%	1.45%	0.86%	0.71%
Portfolio turnover rate	21%	49%	76%	82%	58%	82%

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/11†	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Open Shares
Net asset value, beginning of period	$8.97	$8.02	$6.28	$10.05	$11.83	$10.39
Income (loss) from investment operations:
Net investment income (a)	0.04	0.05	0.07	0.10	0.06	— (c)
Net realized and unrealized gain (loss)	0.43	0.97	1.67	(3.65)	(0.03)	1.79
Total from investment operations	0.47	1.02	1.74	(3.55)	0.03	1.79
Less distributions from:
Net investment income	—	(0.07)	—	(0.10)	(0.08)	(0.04)
Net realized gains	—	—	—	(0.12)	(1.73)	(0.31)
Total distributions	—	(0.07)	—	(0.22)	(1.81)	(0.35)
Redemption fees	—	— (c)	—	—	— (c)	—
Net asset value, end of period	$9.44	$8.97	$8.02	$6.28	$10.05	$11.83

Total Return (b)	5.24%	12.79%	27.71%	–35.63%	–0.07%	17.20%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$10,160	$10,024	$8,945	$7,218	$11,558	$11,836
Ratios to average net assets:
Net expenses (d)	1.05%	1.31%	1.35%	1.35%	1.35%	1.35%
Gross expenses (d)	1.36%	1.44%	1.39%	1.51%	1.40%	7.38%
Net investment income (d)	0.81%	0.59%	0.96%	1.15%	0.50%	0.03%
Portfolio turnover rate	21%	49%	76%	82%	58%	82%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  105

LAZARD U.S. MID CAP EQUITY PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/11†	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Institutional Shares
Net asset value, beginning of period	$12.61	$10.31	$7.50	$12.46	$14.41	$13.23
Income (loss) from investment operations:
Net investment income (a)	0.02	0.10	0.08	0.15	0.12	0.09
Net realized and unrealized gain (loss)	0.55	2.31	2.81	(4.93)	(0.51)	1.88
Total from investment operations	0.57	2.41	2.89	(4.78)	(0.39)	1.97
Less distributions from:
Net investment income	—	(0.11)	(0.08)	(0.18)	(0.11)	(0.08)
Net realized gains	—	—	—	—	(1.45)	(0.71)
Total distributions	—	(0.11)	(0.08)	(0.18)	(1.56)	(0.79)
Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Net asset value, end of period	$13.18	$12.61	$10.31	$7.50	$12.46	$14.41

Total Return (b)	4.52%	23.43%	38.49%	–38.33%	–2.93%	14.85%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$112,014	$126,626	$143,267	$103,650	$277,953	$235,367
Ratios to average net assets:
Net expenses (d)	0.91%	0.91%	0.91%	0.89%	0.87%	0.89%
Gross expenses (d)	0.91%	0.91%	0.91%	0.89%	0.87%	0.89%
Net investment income (d)	0.31%	0.90%	0.90%	1.41%	0.81%	0.66%
Portfolio turnover rate	43%	75%	77%	81%	100%	76%

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/11†	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Open Shares
Net asset value, beginning of period	$12.45	$10.18	$7.40	$12.29	$14.23	$13.07
Income (loss) from investment operations:
Net investment income (a)	— (c)	0.07	0.05	0.13	0.09	0.05
Net realized and unrealized gain (loss)	0.54	2.28	2.78	(4.87)	(0.51)	1.86
Total from investment operations	0.54	2.35	2.83	(4.74)	(0.42)	1.91
Less distributions from:
Net investment income	—	(0.08)	(0.05)	(0.15)	(0.07)	(0.04)
Net realized gains	—	—	—	—	(1.45)	(0.71)
Total distributions	—	(0.08)	(0.05)	(0.15)	(1.52)	(0.75)
Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Net asset value, end of period	$12.99	$12.45	$10.18	$7.40	$12.29	$14.23

Total Return (b)	4.34%	23.09%	38.26%	–38.53%	–3.17%	14.57%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$63,206	$69,551	$69,737	$64,372	$158,062	$80,410
Ratios to average net assets:
Net expenses (d)	1.17%	1.17%	1.17%	1.15%	1.13%	1.18%
Gross expenses (d)	1.17%	1.17%	1.17%	1.15%	1.13%	1.18%
Net investment income (d)	0.03%	0.66%	0.64%	1.17%	0.58%	0.37%
Portfolio turnover rate	43%	75%	77%	81%	100%	76%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. A period of less than one year is not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

106 Semi-Annual Report

LAZARD U.S. SMALL-MID CAP EQUITY PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/11†	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Institutional Shares
Net asset value, beginning of period	$14.55	$11.80	$7.59	$11.58	$14.44	$15.40
Income (loss) from investment operations:
Net investment income (loss) (a)	— (c)	0.09	(0.01)	0.01	0.04	0.02
Net realized and unrealized gain (loss)	0.90	2.70	4.22	(4.00)	(0.87)	2.60
Total from investment operations	0.90	2.79	4.21	(3.99)	(0.83)	2.62
Less distributions from:
Net investment income	—	(0.04)	—	—	(0.04)	(0.01)
Net realized gains	—	—	—	—	(1.99)	(3.57)
Total distributions	—	(0.04)	—	—	(2.03)	(3.58)
Redemption fees	— (c)	— (c)	—	— (c)	— (c)	— (c)
Net asset value, end of period	$15.45	$14.55	$11.80	$7.59	$11.58	$14.44

Total Return (b)	6.19%	23.67%	55.47%	–34.46%	–6.38%	17.11%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$222,474	$238,901	$56,042	$36,934	$109,853	$196,483
Ratios to average net assets:
Net expenses (d)	0.88%	1.00%	1.22%	1.13%	0.93%	0.91%
Gross expenses (d)	0.88%	1.00%	1.23%	1.13%	0.93%	0.91%
Net investment income (loss) (d)	–0.01%	0.68%	–0.12%	0.08%	0.24%	0.10%
Portfolio turnover rate	43%	114%	195%	138%	98%	86%

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/11†	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Open Shares
Net asset value, beginning of period	$14.26	$11.56	$7.46	$11.43	$14.27	$15.29
Income (loss) from investment operations:
Net investment income (loss) (a)	(0.02)	0.03	(0.04)	(0.03)	(0.01)	(0.03)
Net realized and unrealized gain (loss)	0.87	2.67	4.14	(3.94)	(0.84)	2.58
Total from investment operations	0.85	2.70	4.10	(3.97)	(0.85)	2.55
Less distributions from:
Net realized gains	—	—	—	—	(1.99)	(3.57)
Total distributions	—	—	—	—	(1.99)	(3.57)
Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Net asset value, end of period	$15.11	$14.26	$11.56	$7.46	$11.43	$14.27

Total Return (b)	5.96%	23.36%	54.96%	–34.73%	–6.60%	16.77%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$25,143	$21,620	$19,531	$10,500	$25,203	$35,627
Ratios to average net assets:
Net expenses (d)	1.19%	1.34%	1.51%	1.49%	1.25%	1.23%
Gross expenses (d)	1.19%	1.34%	1.52%	1.49%	1.25%	1.23%
Net investment income (loss) (d)	–0.32%	0.21%	–0.40%	–0.26%	–0.07%	–0.21%
Portfolio turnover rate	43%	114%	195%	138%	98%	86%

†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  107

LAZARD GLOBAL LISTED INFRASTRUCTURE PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/11†	Year Ended 12/31/10	Period Ended 12/31/09*

Institutional Shares
Net asset value, beginning of period	$10.31	$10.00	$10.00
Income from investment operations:
Net investment income (loss) (a)	0.22	0.30	—	(c)
Net realized and unrealized gain	0.43	0.34	—
Total from investment operations	0.65	0.64	—	(c)
Less distributions from:
Net investment income	(0.10)	(0.23)	—
Net realized gains	—	(0.10)	—
Total distributions	(0.10)	(0.33)	—
Redemption fees	— (c)	— (c)	—
Net asset value, end of period	$10.86	$10.31	$10.00

Total Return (b)	6.22%	6.63%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$238,451	$115,680	$74
Ratios to average net assets:
Net expenses (d)	1.09%	1.30%	1.30%
Gross expenses (d)	1.09%	1.35%	1,825.00	%(e)
Net investment income (loss) (d)	4.12%	3.01%	–1.30%
Portfolio turnover rate	23%	46%	0%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/11†	Year Ended 12/31/10	Period Ended 12/31/09*

Open Shares
Net asset value, beginning of period	$10.34	$10.00	$10.00
Income from investment operations:
Net investment income (loss) (a)	0.22	0.24	—	(c)
Net realized and unrealized gain	0.40	0.38	—
Total from investment operations	0.62	0.62	—	(c)
Less distributions from:
Net investment income	(0.08)	(0.18)	—
Net realized gains	—	(0.10)	—
Total distributions	(0.08)	(0.28)	—
Net asset value, end of period	$10.88	$10.34	$10.00

Total Return (b)	5.97%	6.28%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,417	$118	$50
Ratios to average net assets:
Net expenses (d)	1.60%	1.60%	1.60%
Gross expenses (d)	2.08%	18.06%	1,825.00	%(e)
Net investment income (loss) (d)	4.15%	2.37%	–1.60%
Portfolio turnover rate	23%	46%	0%

†	Unaudited.
*	Portfolio commenced operations on December 31, 2009.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.
(e)	Gross expense ratio was the result of the Portfolio being in existence for one day during the period ended 12/31/09.

The accompanying notes are an integral part of these financial statements.

108  Semi-Annual Report

LAZARD INTERNATIONAL EQUITY PORTFOLIO

	Six Months Ended 6/30/11†
Selected data for a share of capital stock outstanding throughout each period		Year Ended
		12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Institutional Shares
Net asset value, beginning of period	$13.81	$13.14	$10.50	$17.55	$16.31	$14.00
Income (loss) from investment operations:
Net investment income (a)	0.21	0.21	0.26	0.36	0.36	0.33
Net realized and unrealized gain (loss)	0.71	0.82	2.38	(7.00)	1.42	2.83
Total from investment operations	0.92	1.03	2.64	(6.64)	1.78	3.16
Less distributions from:
Net investment income	—	(0.36)	— (c)	(0.41)	(0.54)	(0.85)
Total distributions	—	(0.36)	— (c)	(0.41)	(0.54)	(0.85)
Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Net asset value, end of period	$14.73	$13.81	$13.14	$10.50	$17.55	$16.31

Total Return (b)	6.66%	8.04%	25.19%	–37.75%	10.96%	22.92%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$92,025	$127,485	$139,070	$119,870	$335,323	$701,145
Ratios to average net assets:
Net expenses (d)	1.03%	0.98%	0.99%	0.93%	0.89%	0.84%
Gross expenses (d)	1.03%	0.98%	0.99%	0.93%	0.89%	0.84%
Net investment income (d)	2.94%	1.63%	2.33%	2.47%	2.08%	2.14%
Portfolio turnover rate	21%	53%	66%	44%	50%	68%

	Six Months Ended 6/30/11†
Selected data for a share of capital stock outstanding throughout each period		Year Ended
		12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Open Shares
Net asset value, beginning of period	$13.91	$13.24	$10.60	$17.69	$16.40	$14.03
Income (loss) from investment operations:
Net investment income (a)	0.20	0.16	0.22	0.31	0.32	0.25
Net realized and unrealized gain (loss)	0.71	0.83	2.42	(7.04)	1.41	2.87
Total from investment operations	0.91	0.99	2.64	(6.73)	1.73	3.12
Less distributions from:
Net investment income	—	(0.32)	—	(0.36)	(0.44)	(0.75)
Total distributions	—	(0.32)	—	(0.36)	(0.44)	(0.75)
Redemption fees	— (c)	— (c)	—	— (c)	— (c)	— (c)
Net asset value, end of period	$14.82	$13.91	$13.24	$10.60	$17.69	$16.40

Total Return (b)	6.54%	7.65%	24.91%	–37.98%	10.57%	22.59%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$31,465	$28,670	$19,520	$14,829	$32,449	$49,657
Ratios to average net assets:
Net expenses (d)	1.33%	1.29%	1.27%	1.28%	1.19%	1.15%
Gross expenses (d)	1.33%	1.29%	1.27%	1.28%	1.19%	1.15%
Net investment income (d)	2.74%	1.25%	1.98%	2.16%	1.89%	1.63%
Portfolio turnover rate	21%	53%	66%	44%	50%	68%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. A period of less than one year is not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  109

LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO
	Six Months Ended 6/30/11†
Selected data for a share of capital stock outstanding throughout each period		Year Ended
		12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Institutional Shares
Net asset value, beginning of period	$7.99	$7.70	$6.39	$11.78	$13.07	$11.73
Income (loss) from investment operations:
Net investment income (a)	0.11	0.14	0.17	0.30	0.22	0.25
Net realized and unrealized gain (loss)	0.40	0.49	1.16	(4.73)	0.97	2.43
Total from investment operations	0.51	0.63	1.33	(4.43)	1.19	2.68
Less distributions from:
Net investment income	—	(0.34)	(0.02)	(0.33)	(0.25)	(0.23)
Net realized gains	—	—	—	(0.63)	(2.23)	(1.11)
Total distributions	—	(0.34)	(0.02)	(0.96)	(2.48)	(1.34)
Redemption fees	—	—	— (c)	— (c)	— (c)	— (c)
Net asset value, end of period	$8.50	$7.99	$7.70	$6.39	$11.78	$13.07

Total Return (b)	6.38%	8.49%	20.86%	–38.74%	9.25%	23.01%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,935	$3,614	$3,925	$3,860	$12,103	$16,677
Ratios to average net assets:
Net expenses (d)	1.15%	1.15%	1.15%	1.15%	1.15%	1.15%
Gross expenses (d)	4.76%	5.08%	3.46%	2.24%	1.67%	1.85%
Net investment income (d)	2.59%	1.80%	2.52%	3.06%	1.58%	1.90%
Portfolio turnover rate	34%	75%	67%	52%	50%	40%

	Six Months Ended 6/30/11†
Selected data for a share of capital stock outstanding throughout each period		Year Ended
		12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Open Shares
Net asset value, beginning of period	$8.02	$7.72	$6.41	$11.81	$13.10	$11.75
Income (loss) from investment operations:
Net investment income (a)	0.09	0.12	0.14	0.26	0.16	0.21
Net realized and unrealized gain (loss)	0.40	0.49	1.17	(4.73)	0.99	2.44
Total from investment operations	0.49	0.61	1.31	(4.47)	1.15	2.65
Less distributions from:
Net investment income	—	(0.31)	— (c)	(0.30)	(0.21)	(0.19)
Net realized gains	—	—	—	(0.63)	(2.23)	(1.11)
Total distributions	—	(0.31)	— (c)	(0.93)	(2.44)	(1.30)
Redemption fees	—	— (c)	— (c)	— (c)	— (c)	— (c)
Net asset value, end of period	$8.51	$8.02	$7.72	$6.41	$11.81	$13.10

Total Return (b)	6.11%	8.29%	20.49%	–39.00%	8.92%	22.72%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,055	$3,056	$4,530	$5,853	$13,916	$12,545
Ratios to average net assets:
Net expenses (d)	1.45%	1.45%	1.45%	1.45%	1.45%	1.45%
Gross expenses (d)	5.10%	5.31%	3.62%	2.47%	1.95%	2.13%
Net investment income (d)	2.25%	1.56%	2.11%	2.67%	1.21%	1.65%
Portfolio turnover rate	34%	75%	67%	52%	50%	40%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

110  Semi-Annual Report

LAZARD INTERNATIONAL STRATEGIC EQUITY PORTFOLIO

	Six Months Ended 6/30/11†
Selected data for a share of capital stock outstanding throughout each period		Year Ended
		12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Institutional Shares
Net asset value, beginning of period	$10.63	$9.41	$7.51	$12.92	$12.66	$10.79
Income (loss) from investment operations:
Net investment income (a)	0.12	0.13	0.20	0.26	0.23	0.19
Net realized and unrealized gain (loss)	0.54	1.22	1.88	(5.43)	1.36	2.64
Total from investment operations	0.66	1.35	2.08	(5.17)	1.59	2.83
Less distributions from:
Net investment income	—	(0.13)	(0.18)	(0.22)	(0.25)	(0.15)
Net realized gains	—	—	—	(0.02)	(1.08)	(0.81)
Total distributions	—	(0.13)	(0.18)	(0.24)	(1.33)	(0.96)
Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Net asset value, end of period	$11.29	$10.63	$9.41	$7.51	$12.92	$12.66

Total Return (b)	6.21%	14.43%	27.76%	–39.98%	12.88%	26.22%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$406,058	$356,098	$311,570	$245,604	$418,584	$343,931
Ratios to average net assets:
Net expenses (d)	0.88%	0.90%	0.91%	0.90%	0.88%	0.94%
Gross expenses (d)	0.88%	0.90%	0.91%	0.90%	0.88%	0.94%
Net investment income (d)	2.16%	1.30%	2.42%	2.48%	1.70%	1.57%
Portfolio turnover rate	24%	55%	129%	72%	84%	68%

	Six Months Ended 6/30/11†					For the Period 2/3/06* to 12/31/06
Selected data for a share of capital stock outstanding throughout each period		Year Ended
		12/31/10	12/31/09	12/31/08	12/31/07

Open Shares
Net asset value, beginning of period	$10.68	$9.43	$7.51	$12.90	$12.64	$11.49
Income (loss) from investment operations:
Net investment income (a)	0.11	0.09	0.16	0.23	0.17	0.12
Net realized and unrealized gain (loss)	0.54	1.24	1.90	(5.42)	1.37	1.93
Total from investment operations	0.65	1.33	2.06	(5.19)	1.54	2.05
Less distributions from:
Net investment income	—	(0.08)	(0.14)	(0.18)	(0.20)	(0.09)
Net realized gains	—	—	—	(0.02)	(1.08)	(0.81)
Total distributions	—	(0.08)	(0.14)	(0.20)	(1.28)	(0.90)
Redemption fees	— (c)	— (c)	— (c)	— (c)	—	— (c)
Net asset value, end of period	$11.33	$10.68	$9.43	$7.51	$12.90	$12.64

Total Return (b)	6.09%	14.09%	27.38%	–40.18%	12.37%	17.90%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$61,392	$46,051	$19,446	$13,627	$16,342	$10,669
Ratios to average net assets:
Net expenses (d)	1.16%	1.20%	1.21%	1.24%	1.28%	1.45%
Gross expenses (d)	1.16%	1.20%	1.21%	1.24%	1.28%	1.63%
Net investment income (d)	1.95%	0.89%	1.98%	2.23%	1.29%	1.10%
Portfolio turnover rate	24%	55%	129%	72%	84%	68%

†	Unaudited.
*	The inception date for Open Shares was February 3, 2006.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  111

LAZARD INTERNATIONAL SMALL CAP EQUITY PORTFOLIO

	Six Months Ended 6/30/11†
Selected data for a share of capital stock outstanding throughout each period		Year Ended
		12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Institutional Shares
Net asset value, beginning of period	$8.12	$6.68	$4.80	$10.49	$17.80	$17.10
Income (loss) from investment operations:
Net investment income (a)	0.06	0.10	0.08	0.15	0.27	0.22
Net realized and unrealized gain (loss)	0.16	1.45	1.80	(5.19)	(1.20)	4.16
Total from investment operations	0.22	1.55	1.88	(5.04)	(0.93)	4.38
Less distributions from:
Net investment income	—	(0.11)	—	(0.14)	(0.63)	(0.25)
Net realized gains	—	—	—	(0.51)	(5.75)	(3.43)
Total distributions	—	(0.11)	—	(0.65)	(6.38)	(3.68)
Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Net asset value, end of period	$8.34	$8.12	$6.68	$4.80	$10.49	$17.80

Total Return (b)	2.71%	23.55%	39.17%	–49.84%	–4.61%	26.31%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$46,316	$47,134	$40,243	$74,640	$129,725	$698,166
Ratios to average net assets:
Net expenses (d)	1.13%	1.13%	1.17%	0.98%	0.91%	0.86%
Gross expenses (d)	1.20%	1.21%	1.21%	0.98%	0.91%	0.86%
Net investment income (d)	1.51%	1.39%	1.55%	1.81%	1.48%	1.20%
Portfolio turnover rate	11%	41%	51%	61%	59%	49%

	Six Months Ended 6/30/11†
Selected data for a share of capital stock outstanding throughout each period		Year Ended
		12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Open Shares
Net asset value, beginning of period	$8.14	$6.70	$4.82	$10.51	$17.77	$17.09
Income (loss) from investment operations:
Net investment income (a)	0.05	0.08	0.07	0.13	0.21	0.17
Net realized and unrealized gain (loss)	0.16	1.45	1.81	(5.20)	(1.17)	4.13
Total from investment operations	0.21	1.53	1.88	(5.07)	(0.96)	4.30
Less distributions from:
Net investment income	—	(0.09)	—	(0.11)	(0.55)	(0.19)
Net realized gains	—	—	—	(0.51)	(5.75)	(3.43)
Total distributions	—	(0.09)	—	(0.62)	(6.30)	(3.62)
Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Net asset value, end of period	$8.35	$8.14	$6.70	$4.82	$10.51	$17.77

Total Return (b)	2.58%	23.13%	39.00%	–50.02%	–4.79%	25.83%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$23,707	$24,984	$27,920	$30,052	$89,779	$137,358
Ratios to average net assets:
Net expenses (d)	1.43%	1.43%	1.43%	1.31%	1.20%	1.19%
Gross expenses (d)	1.48%	1.49%	1.48%	1.31%	1.20%	1.19%
Net investment income (d)	1.17%	1.09%	1.28%	1.56%	1.17%	0.89%
Portfolio turnover rate	11%	41%	51%	61%	59%	49%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager;without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

112  Semi-Annual Report

LAZARD EMERGING MARKETS EQUITY PORTFOLIO

	Six Months Ended 6/30/11†	Year Ended
Selected data for a share of capital stock outstanding throughout each period		12/31/10	12/31/09	12/31/08		12/31/07		12/31/06

Institutional Shares
Net asset value, beginning of period	$21.78	$18.01	$10.88	$23.88		$20.60		$17.84
Income (loss) from investment operations:
Net investment income (a)	0.32	0.38	0.35	0.61		0.36		0.33
Net realized and unrealized gain (loss)	(0.38)	3.71	7.24	(11.78)		6.41		4.98
Total from investment operations	(0.06)	4.09	7.59	(11.17)		6.77		5.31
Less distributions from:
Net investment income	—	(0.32)	(0.46)	(0.49)		(0.29)		(0.27)
Net realized gains	—	—	—	(1.34)		(3.20)		(2.28)
Total distributions	—	(0.32)	(0.46)	(1.83)		(3.49)		(2.55)
Redemption fees	— (c)	— (c)	— (c)	—	(c)	—	(c)	— (c)
Net asset value, end of period	$21.72	$21.78	$18.01	$10.88		$23.88		$20.60

Total Return (b)	–0.28%	22.81%	69.82%	–47.88%		33.05%		30.32%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$13,843,803	$14,561,085	$8,497,341	$3,295,983		$5,270,497		$2,744,753
Ratios to average net assets:
Net expenses (d)	1.12%	1.14%	1.15%	1.17%		1.20%		1.20%
Gross expenses (d)	1.12%	1.14%	1.15%	1.17%		1.20%		1.20%
Net investment income (d)	3.01%	1.96%	2.40%	3.16%		1.51%		1.67%
Portfolio turnover rate	14%	23%	49%	43%		53%		46%

	Six Months Ended 6/30/11†
Selected data for a share of capital stock outstanding throughout each period		Year Ended
		12/31/10	12/31/09	12/31/08		12/31/07		12/31/06

Open Shares
Net asset value, beginning of period	$22.19	$18.28	$11.05	$24.17		$20.82		$17.99
Income (loss) from investment operations:
Net investment income (a)	0.29	0.34	0.29	0.52		0.29		0.26
Net realized and unrealized gain (loss)	(0.39)	3.76	7.35	(11.87)		6.47		5.03
Total from investment operations	(0.10)	4.10	7.64	(11.35)		6.76		5.29
Less distributions from:
Net investment income	—	(0.19)	(0.41)	(0.43)		(0.22)		(0.18)
Net realized gains	—	—	—	(1.34)		(3.20)		(2.28)
Total distributions	—	(0.19)	(0.41)	(1.77)		(3.42)		(2.46)
Redemption fees	— (c)	— (c)	— (c)	—	(c)	0.01		— (c)
Net asset value, end of period	$22.09	$22.19	$18.28	$11.05		$24.17		$20.82

Total Return (b)	–0.45%	22.43%	69.14%	–48.09%		32.71%		29.93%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,839,339	$4,187,207	$3,478,654	$1,135,042		$1,467,458		$441,673
Ratios to average net assets:
Net expenses (d)	1.44%	1.49%	1.55%	1.53	%(e)	1.47	%(e)	1.54%
Gross expenses (d)	1.44%	1.49%	1.55%	1.54%		1.48%		1.54%
Net investment income (d)	2.68%	1.73%	1.94%	2.72%		1.19%		1.30%
Portfolio turnover rate	14%	23%	49%	43%		53%		46%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. A period of less than one year is not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.
(e)	The Portfolio’s excess cash in demand deposit accounts may receive credits that are available to offset custody expenses. As a result of these credits, the net expenses were reduced by 0.01%.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  113

LAZARD DEVELOPING MARKETS EQUITY PORTFOLIO

	Six Months Ended 6/30/11†			For the Period 9/30/08* to 12/31/08
Selected data for a share of capital stock outstanding throughout each period		Year Ended
		12/31/10	12/31/09

Institutional Shares
Net asset value, beginning of period	$15.12	$13.18	$6.54	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.06	0.02	0.01	0.01
Net realized and unrealized gain (loss)	(0.28)	3.63	7.09	(3.46)
Total from investment operations	(0.22)	3.65	7.10	(3.45)
Less distributions from:
Net investment income	—	(0.09)	(0.04)	(0.01)
Net realized gains	—	(1.62)	(0.42)	—
Total distributions	—	(1.71)	(0.46)	(0.01)
Redemption fees	— (c)	— (c)	— (c)	—
Net asset value, end of period	$14.90	$15.12	$13.18	$6.54
Total Return (b)	–1.46%	28.62%	108.53%	–34.54%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$182,681	$72,798	$20,002	$6,539
Ratios to average net assets:
Net expenses (d)	1.26%	1.30%	1.30%	1.30%
Gross expenses (d)	1.26%	1.67%	2.81%	11.98%
Net investment income (d)	0.84%	0.15%	0.07%	0.34%
Portfolio turnover rate	33%	112%	96%	72%

	Six Months Ended 6/30/11†			For the Period 9/30/08* to 12/31/08
Selected data for a share of capital stock outstanding throughout each period		Year Ended
		12/31/10	12/31/09

Open Shares
Net asset value, beginning of period	$15.16	$13.19	$6.55	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.02	(0.05)	(0.08)	— (c)
Net realized and unrealized gain (loss)	(0.26)	3.65	7.13	(3.45)
Total from investment operations	(0.24)	3.60	7.05	(3.45)
Less distributions from:
Net investment income	—	(0.01)	—(c )	—
Net realized gains	—	(1.62)	(0.42)	—
Total distributions	—	(1.63)	(0.42)	—
Redemption fees	— (c)	— (c)	0.01	—
Net asset value, end of period	$14.92	$15.16	$13.19	$6.55
Total Return (b)	–1.52%	28.13%	108.17%	–34.60%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$91,783	$101,584	$42,975	$357
Ratios to average net assets:
Net expenses (d)	1.59%	1.60%	1.60%	1.60%
Gross expenses (d)	1.59%	1.85%	2.54%	28.95%
Net investment income (loss) (d)	0.31%	–0.33%	–0.63%	–0.09%
Portfolio turnover rate	33%	112%	96%	72%

†	Unaudited.
*	Portfolio commenced operations on September 30, 2008
(a)	Net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street;without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

114  Semi-Annual Report

LAZARD EMERGING MARKETS EQUITY BLEND PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/11†	For the Period 5/28/10* to 12/31/10

Institutional Shares
Net asset value, beginning of period	$12.45	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.11	(0.01)
Net realized and unrealized gain (loss)	(0.01)	2.48

Total from investment operations	0.10	2.47

Less distributions from:
Net realized gains	—	(0.02)

Total distributions	—	(0.02)

Redemption fees	— (c)	— (c)

Net asset value, end of period	$12.55	$12.45

Total Return (b)	0.80%	24.66%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$102,942	$58,826
Ratios to average net assets:
Net expenses (d)	1.35%	1.35%
Gross expenses (d)	1.76%	6.24%
Net investment income (loss) (d)	1.87%	–0.16%
Portfolio turnover rate	27%	62%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/11†	For the Period 5/28/10* to 12/31/10

Open Shares
Net asset value, beginning of period	$12.43	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.09	(0.05)
Net realized and unrealized gain (loss)	(0.01)	2.50

Total from investment operations	0.08	2.45

Less distributions from:
Net realized gains	—	(0.02)

Total distributions	—	(0.02)

Redemption fees	— (c)	— (c)

Net asset value, end of period	$12.51	$12.43

Total Return (b)	0.64%	24.46%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$17,657	$9,121
Ratios to average net assets:
Net expenses (d)	1.65%	1.65%
Gross expenses (d)	2.11%	6.06%
Net investment income (loss) (d)	1.55%	–0.70%
Portfolio turnover rate	27%	62%

†	Unaudited.
*	Portfolio commenced operations on May 28, 2010.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

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LAZARD EMERGING MARKETS MULTI-STRATEGY PORTFOLIO

Selected data for a share of capital stock outstanding throughout the period	For the Period 3/31/11* to 6/30/11†

Institutional Shares
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.04
Net realized and unrealized loss	(0.10)

Total from investment operations	(0.06)

Redemption fees	— (c)

Net asset value, end of period	$9.94

Total Return (b)	–0.60%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$38,988
Ratios to average net assets:
Net expenses (d)	1.30%
Gross expenses (d)	2.97%
Net investment income (d)	1.44%
Portfolio turnover rate	30%

Selected data for a share of capital stock outstanding throughout the period	For the Period 3/31/11* to 6/30/11†

Open Shares
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.03
Net realized and unrealized loss	(0.09)

Total from investment operations	(0.06)

Net asset value, end of period	$9.94

Total Return (b)	–0.60%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$44
Ratios to average net assets:
Net expenses (d)	1.60%
Gross expenses (d)	84.09%
Net investment income (d)	1.21%
Portfolio turnover rate	30%

†	Unaudited.
*	Portfolio commenced operations on March 31, 2011.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

116  Semi-Annual Report

LAZARD EMERGING MARKETS DEBT PORTFOLIO

Selected data for a share of capital stock outstanding throughout the period	For the Period 2/28/11* to 6/30/11†

Institutional Shares
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (a)	0.14
Net realized and unrealized gain	0.31

Total from investment operations	0.45

Less distributions from:
Net investment income	(0.13)

Total distributions	(0.13)

Net asset value, end of period	$10.32

Total Return (b)	4.55%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$20,446
Ratios to average net assets:
Net expenses (c)	1.10%
Gross expenses (c)	4.18%
Net investment income (c)	4.20%
Portfolio turnover rate	56%

Selected data for a share of capital stock outstanding throughout the period	For the Period 2/28/11* to 6/30/11†

Open Shares
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (a)	0.12
Net realized and unrealized gain	0.32

Total from investment operations	0.44

Less distributions from:
Net investment income	(0.12)

Total distributions	(0.12)

Net asset value, end of period	$10.32

Total Return (b)	4.44%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$115
Ratios to average net assets:
Net expenses (c)	1.40%
Gross expenses (c)	26.80%
Net investment income (c)	3.63%
Portfolio turnover rate	56%

†	Unaudited.
*	Portfolio commenced operations on February 28, 2011.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

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LAZARD U.S. HIGH YIELD PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/11†	Year Ended

		12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Institutional Shares
Net asset value, beginning of period	$4.88	$4.70	$3.78	$5.15	$5.36	$5.27

Income (loss) from investment operations:
Net investment income (a)	0.17	0.35	0.34	0.38	0.40	0.40
Net realized and unrealized gain (loss)	0.01	0.18	0.92	(1.37)	(0.21)	0.09

Total from investment operations	0.18	0.53	1.26	(0.99)	0.19	0.49

Less distributions from:
Net investment income	(0.17)	(0.35)	(0.34)	(0.38)	(0.40)	(0.40)

Total distributions	(0.17)	(0.35)	(0.34)	(0.38)	(0.40)	(0.40)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	—

Net asset value, end of period	$4.89	$4.88	$4.70	$3.78	$5.15	$5.36

Total Return (b)	3.79%	11.78%	34.66%	–20.24%	3.63%	9.71%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$132,397	$112,427	$87,568	$34,262	$56,278	$68,452
Ratios to average net assets:
Net expenses (d)	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Gross expenses (d)	0.74%	0.80%	0.89%	1.00%	0.90%	0.90%
Net investment income (d)	7.09%	7.38%	7.96%	8.10%	7.56%	7.61%
Portfolio turnover rate	13%	25%	17%	33%	20%	29%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/11†	Year Ended

		12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Open Shares
Net asset value, beginning of period	$4.90	$4.73	$3.79	$5.17	$5.37	$5.29

Income (loss) from investment operations:
Net investment income (a)	0.17	0.34	0.33	0.37	0.39	0.39
Net realized and unrealized gain (loss)	0.02	0.17	0.94	(1.38)	(0.21)	0.08

Total from investment operations	0.19	0.51	1.27	(1.01)	0.18	0.47

Less distributions from:
Net investment income	(0.17)	(0.34)	(0.33)	(0.37)	(0.39)	(0.39)

Total distributions	(0.17)	(0.34)	(0.33)	(0.37)	(0.39)	(0.39)

Redemption fees	— (c)	—(c )	—(c )	—(c )	0.01	—

Net asset value, end of period	$4.92	$4.90	$4.73	$3.79	$5.17	$5.37

Total Return (b)	3.84%	11.19%	34.40%	–20.35%	3.53%	9.18%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$26,582	$26,266	$6,126	$5,220	$1,776	$2,179
Ratios to average net assets:
Net expenses (d)	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Gross expenses (d)	1.07%	1.13%	1.21%	1.74%	2.14%	2.12%
Net investment income (d)	6.78%	7.05%	7.74%	7.89%	7.24%	7.29%
Portfolio turnover rate	13%	25%	17%	33%	20%	29%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distribution, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

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LAZARD U.S. MUNICIPAL PORTFOLIO

Selected data for a share of capital stock outstanding throughout the period	For the Period 2/28/11* to 6/30/11†

Institutional Shares
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (a)	0.07
Net realized and unrealized gain	0.09

Total from investment operations	0.16

Less distributions from:
Net investment income	(0.07)

Total distributions	(0.07)

Redemption fees	— (c)

Net asset value, end of period	$10.09

Total Return (b)	1.64%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$11,235
Ratios to average net assets:
Net expenses (d)	0.40%
Gross expenses (d)	3.64%
Net investment income (d)	2.15%
Portfolio turnover rate	25%

Selected data for a share of capital stock outstanding throughout the period	For the Period 2/28/11* to 6/30/11†

Open Shares
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (a)	0.06
Net realized and unrealized gain	0.09

Total from investment operations	0.15

Less distributions from:
Net investment income	(0.06)

Total distributions	(0.06)

Net asset value, end of period	$10.09

Total Return (b)	1.54%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$101
Ratios to average net assets:
Net expenses (d)	0.70%
Gross expenses (d)	26.08%
Net investment income (d)	1.89%
Portfolio turnover rate	25%

†	Unaudited.
*	Portfolio commenced operations on February 28, 2011.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

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LAZARD CAPITAL ALLOCATOR OPPORTUNISTIC STRATEGIES PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/11†			For the Period 3/26/08* to 12/31/08
		Year Ended

		12/31/10	12/31/09

Institutional Shares
Net asset value, beginning of period	$9.96	$8.80	$7.36	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.01	0.12	0.14	0.21
Net realized and unrealized gain (loss)	0.24	1.16	1.42	(2.59)

Total from investment operations	0.25	1.28	1.56	(2.38)

Less distributions from:
Net investment income	—	(0.12)	(0.12)	(0.26)

Total distributions	—	(0.12)	(0.12)	(0.26)

Redemption fees	— (c)	— (c)	— (c)	— (c)

Net asset value, end of period	$10.21	$9.96	$8.80	$7.36

Total Return (b)	2.51%	14.58%	21.21%	–23.64%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$256,592	$239,403	$195,939	$110,757
Ratios to average net assets:
Net expenses (d)	1.02%	1.02%	1.02%	1.02%
Gross expenses (d)	1.12%	1.13%	1.16%	1.27%
Net investment income (d)	0.11%	1.36%	1.72%	3.01%
Portfolio turnover rate	93%	117%	113%	94%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/11†			For the Period 3/31/08* to 12/31/08
		Year Ended

		12/31/10	12/31/09

Open Shares
Net asset value, beginning of period	$9.97	$8.80	$7.37	$9.95

Income (loss) from investment operations:
Net investment income (loss) (a)	(0.01)	0.06	0.12	0.30
Net realized and unrealized gain (loss)	0.23	1.20	1.41	(2.64)

Total from investment operations	0.22	1.26	1.53	(2.34)

Less distributions from:
Net investment income	—	(0.09)	(0.10)	(0.24)

Total distributions	—	(0.09)	(0.10)	(0.24)

Redemption fees	— (c)	— (c)	— (c)	— (c)

Net asset value, end of period	$10.19	$9.97	$8.80	$7.37

Total Return (b)	2.21%	14.35%	20.71%	–23.44%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$6,636	$7,163	$16,856	$9,319
Ratios to average net assets:
Net expenses (d)	1.32%	1.32%	1.32%	1.32%
Gross expenses (d)	1.54%	1.52%	1.44%	1.93%
Net investment income (loss) (d)	–0.21%	0.66%	1.44%	4.68%
Portfolio turnover rate	93%	117%	113%	94%

†	Unaudited.
*	Institutional Shares and Open Shares commenced operations on March 26, 2008 and March 31, 2008, respectively.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

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The Lazard Funds, Inc. Notes to Financial Statements June 30, 2011 (unaudited)

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund is comprised of seventeen active no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard U.S. Equity Value Portfolio, Lazard U.S. Strategic Equity Portfolio, Lazard U.S. Mid Cap Equity Portfolio, Lazard U.S. Small-Mid Cap Equity Portfolio, Lazard Global Listed Infrastructure Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Small Cap Equity Portfolio, Lazard Emerging Markets Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi-Strategy Portfolio (commenced investment operations on March 31, 2011), Lazard Emerging Markets Debt Portfolio (commenced investment operations on February 28, 2011), Lazard U.S. High Yield Portfolio, Lazard U.S. Municipal Portfolio (commenced investment operations on February 28, 2011) and Lazard Capital Allocator Opportunistic Strategies Portfolio. The Fund offers two different classes of shares of the Portfolios - Institutional Shares and Open Shares. Institutional Shares and Open Shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each class of shares. All Portfolios, other than the Emerging Markets Debt Portfolio, are operated as “diversified” funds, as defined in the Act.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities listed on the New York Stock Exchange (“NYSE”), NAS-DAQ national market or other U.S. exchanges or markets are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Except as described below, securities listed on foreign exchanges are valued at the last reported sales price; securities listed on foreign exchanges not traded on the valuation date are valued at the last quoted bid price. Options on stock and stock indices traded on national securities exchanges are valued as of the close of options trading on such exchanges (which is normally 4:10 p.m. Eastern time). Swap agreements on equity assets are valued at the equity basket price as of the close of regular trading on the NYSE on each valuation date. Forward currency contracts are valued at the current cost of offsetting the contracts. Investments in money market funds are valued at the fund’s net asset value. Repurchase agreements are valued at the principal amounts plus accrued interest.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations. Debt securities maturing in sixty days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”).

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as derivative instruments), such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board. The Valuation Committee of the Investment Manager may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts also will be considered. The fair value of foreign

Semi-Annual Report  121

securities may be determined with the assistance of a pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the net asset value of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board, or its designee, instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values. Foreign securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Portfolios amortize premiums and accrete discounts on fixed-income securities using the effective yield method. For the period ended June 30, 2011, Emerging Markets Multi-Strategy Portfolio, Emerging Markets Debt Portfolio, U.S. High Yield Portfolio, and U.S. Municipal Portfolio traded in fixed income securities.

The Portfolios may be subject to taxes imposed by foreign countries in which they invest. Such taxes are generally based upon income earned or capital gains (realized or unrealized). The Portfolios accrue and apply such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which, at all times, is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by a Portfolio may be delayed or limited.

(d) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Portfolios are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on a Portfolio’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The U.S. dollar value of forward currency contracts is determined using forward exchange rates provided by quotation services. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Portfolios records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

(e) Options Transactions—For hedging and investment purposes, certain Portfolios may purchase and write (sell) put and call options that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

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The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios bear the risk of loss of any change in market value should the counterparty not perform under the contract. The risk involved in writing an option is that, if the option is exercised, the underlying security or other assets could then be purchased or sold by the Portfolios at a disadvantageous price. Put and call options purchased are accounted for in the same manner as portfolio securities and other assets. When the Portfolios write an option, the premium received by the Portfolios is recorded as a liability and is subsequently adjusted to the current market value of the option written.

During the period ended June 30, 2011, transactions in options purchased and written were as follows:

Emerging Markets Multi-Strategy Portfolio
Purchased Options	Number of Contracts	Amount

Options outstanding at beginning
of the period	0	$0

Options purchased	3,730	32,790
Options sold	(1,400)	(9,464)

Options outstanding at end of period	2,330	$23,326

Written Options	Number of Contracts	Premiums

Options outstanding at beginning
of the period	0	$0

Options written	3,322	25,994
Options repurchased	(700)	(5,011)
Options exercised	(690)	(6,529)
Options expired	(200)	(1,440)

Options outstanding at end of period	1,732	$13,014

Emerging Markets Debt Portfolio
Purchased Options	Number of Contracts	Amount

Options outstanding at beginning
of the period	0	$0

Options purchased	98,500	77,995
Options exercised	(41,000)	(27,324)

Options outstanding at end of period	57,500	$50,671

Written Options	Number of Contracts	Premiums

Options outstanding at beginning
of the period	0	$0

Options written	54,850	46,516
Options repurchased	(15,000)	(10,448)
Options exercised	(11,900)	(10,200)
Options expired	(10,550)	(13,234)

Options outstanding at end of period	17,400	$12,634

Capital Allocator Opportunistic Strategies Portfolio
Purchased Options	Number of Contracts	Amount

Options outstanding at beginning
of the period	4,200	$2,430,701

Options purchased	14,134	8,968,027
Options sold	(11,250)	(7,081,273)

Options outstanding at end of period	7,084	$4,317,455

None of the other Portfolios in the Fund traded in options during the period ended June 30, 2011.

(f) Swap Agreements—Swap agreements on equity assets involve commitments to pay interest in exchange for an equity basket return. The counterparty pays out the total return of the basket of equity securities and, in return, receives a regular stream of payments, based on an agreed-upon interest rate. To the extent the total return of the equity basket underlying the transaction exceeds (or falls short of) the offsetting interest rate obligation, the Portfolios will receive a payment from (or make a payment to) the counterparty.

Swap agreements are marked to market daily based upon the aggregate equity basket price, and the change in value, if any, is recorded as an unrealized appreciation (depreciation) on swap agreements in the Portfolios’ accompanying Statements of Assets and Liabilities.

For the period ended June 30, 2011, Emerging Market Multi-Strategy Portfolio and Capital Allocator Opportunistic Strategies Portfolio traded in swap agreements.

(g) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

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At December 31, 2010, the following Portfolios had available, for federal income tax purposes, unused realized capital losses which can be used to offset future realized capital gains as follows:

Portfolio	Expiring 2011

International Equity	$11,175,692
U.S. High Yield	944,017

Portfolio	Expiring 2016	Expiring 2017

U.S. Equity Value	$993,822	$1,691,984
U.S. Strategic Equity	9,727,449	14,362,392
U.S. Mid Cap Equity	48,056,883	40,427,588
U.S. Small-Mid Cap Equity	—	368,331
International Equity	1,141,203	30,343,230
International Equity Select	876,488	2,653,216
International Strategic Equity	25,909,181	60,710,573
International Small Cap Equity	27,930,381	50,821,243
Emerging Markets Equity	—	537,763,761
U.S. High Yield	1,590,672	5,346,358
Capital Allocator Opportunistic
Strategies	—	25,116,831

Portfolio	Expiring 2018

International Equity	$5,103,235
International Equity Select	1,173,332
International Small Cap Equity	4,306,478

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2010, the following Portfolios elected to defer net capital and foreign currency losses arising between November 1, 2010 and December 31, 2010 as follows:

Portfolio	Amount

International Equity	$2,115,081
International Equity Select	82,296
Developing Markets Equity	110,678
Emerging Markets Equity Blend	116,406

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) was signed into law. The RIC Modernization Act includes numerous provisions that generally become effective for taxable years beginning after the date of enactment. Among the new provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may now expire unused.

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2007-2009), or expected to be taken in the Portfolios’ 2010 tax returns.

(h) Dividends and Distributions—The Fund intends to declare dividends from net investment income daily on shares of Emerging Markets Debt, U.S. High Yield and U.S. Municipal Portfolios and to pay such dividends monthly. Dividends from net investment income, if any, on shares of the other Portfolios will be declared and paid annually, except that Global Listed Infrastructure Portfolio’s dividends from net investment income (if any), will be declared and paid quarterly. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolio, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, and distributions from real estate investment trusts and partnerships. The book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

(i) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among the Portfolios primarily on the basis of relative net assets. A Portfolio accrues distribution and service (12b-1) fees to its Open Shares. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

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(j) Expense Reductions—The Portfolios’ excess cash in demand deposit accounts may receive credits that are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of such credits separately as an expense reduction.

(k) Redemption Fee—Each Portfolio may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by each Portfolio and are included as paid in capital on its Statement of Assets and Liabilities. The fees are also shown on its Statement of Changes in Net Assets.

(l) Estimates—The preparation of financial statements in conformity with GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administration, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. For its services provided to the Fund, the Investment Manager earns a management fee, accrued daily and payable by each Portfolio monthly, at the annual rate set forth below as a percentage of its average daily net assets:

Portfolio	Annual Rate

U.S. Equity Value	0.70%
U.S. Strategic Equity	0.70
U.S. Mid Cap Equity	0.75
U.S. Small-Mid Cap Equity	0.75
Global Listed Infrastructure	0.90
International Equity	0.75
International Equity Select	0.85
International Strategic Equity	0.75
International Small Cap Equity	0.75

Portfolio	Annual Rate

Emerging Markets Equity	1.00%
Developing Markets Equity	1.00
Emerging Markets Equity Blend	1.05
Emerging Markets Multi-Strategy	1.00
Emerging Markets Debt	0.80
U.S. High Yield	0.55
U.S. Municipal	0.25
Capital Allocator Opportunistic Strategies	1.00

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the Portfolios if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

Portfolio	Institutional Shares	Open Shares

U.S. Equity Value	0.75%	1.05%
U.S. Strategic Equity	0.75	1.05
U.S. Mid Cap Equity	1.05	1.35
U.S. Small-Mid Cap Equity	1.15	1.45
Global Listed Infrastructure	1.30	1.60
International Equity	1.05	1.35
International Equity Select	1.15	1.45
International Strategic Equity	1.15	1.45
International Small Cap Equity	1.13	1.43
Emerging Markets Equity	1.30	1.60
Developing Markets Equity	1.30	1.60
Emerging Markets Equity Blend	1.35	1.65
Emerging Markets Multi-Strategy	1.30	1.60
Emerging Markets Debt	1.10	1.40
U.S. High Yield	0.55	0.85
U.S. Municipal	0.40	0.70
Capital Allocator Opportunistic Strategies	1.02	1.32

During the period ended June 30, 2011, the Investment Manager waived its management fees and, if necessary, reimbursed the following Portfolios for other expenses as follows:

Portfolio	Institutional Shares	Open Shares

U.S. Equity Value	$92,551	$8,265
U.S. Strategic Equity	88,002	15,782
Global Listed Infrastructure	—	3,978
International Equity Select	70,844	54,003
International Small Cap Equity	15,543	5,689
Emerging Markets Equity Blend	163,784	30,782
Emerging Markets Multi-Strategy	126,762	2,099
Emerging Markets Debt	122,467	3,623
U.S. High Yield	118,269	28,170
U.S. Municipal	87,330	3,266
Capital Allocator Opportunistic Strategies	118,926	8,142

Semi-Annual Report  125

The Fund has entered into an administration agreement with State Street to provide certain administrative services to the Portfolios. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive $18,750 of the $42,500 annual fee for the following Portfolios until each Portfolio’s net assets reach $25 million. During the period ended June 30, 2011, State Street waived its fees as follows:

Portfolio	Amount

U.S. Equity Value	$9,375
Emerging Markets Multi-Strategy	1,563
Emerging Markets Debt	6,250
U.S. Municipal	6,250

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to poten tial investors and certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan in accordance with Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for six months after a new Portfolio has commenced operations. During the period ended June 30, 2011, BFDS waived its fees as follows:

Portfolio	Amount

Emerging Markets Multi-Strategy	$6,018
Emerging Markets Debt	10,165
U.S. Municipal	9,984

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $80,000, (2) a per meeting in person regular or special meeting fee of $5,000 ($1,500 for telephonic participation), including Board, committee, subcommittee or other special meetings specifically authorized by the Board and held in connection with delegated Fund business, and (3) a telephone Audit Committee or special Board meeting fee of $1,500, with an additional annual fee for the Audit Committee Chairman of $5,000. The Independent Directors are also reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. No additional compensation is provided in respect of committee meetings held in conjunction with a meeting of the Board. Compensation is divided among the Lazard Funds based on relative net assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement.

5. Securities Transactions and Transactions with Affiliates
Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2011 were as follows:

Portfolio	Purchases	Sales

U.S. Equity Value	$3,710,771	$3,348,327
U.S. Strategic Equity	17,011,198	25,338,568
U.S. Mid Cap Equity	83,230,332	102,722,327
U.S. Small-Mid Cap Equity	106,830,618	143,519,884
Global Listed Infrastructure	146,459,466	39,381,286
International Equity	26,038,557	66,553,824
International Equity Select	2,334,548	2,343,918
International Strategic Equity	139,532,053	100,224,716
International Small Cap Equity	7,939,790	11,220,972
Emerging Markets Equity	2,499,136,387	2,729,805,580
Developing Markets Equity	172,126,484	73,495,262
Emerging Markets Equity Blend	73,357,214	24,419,239
Emerging Markets Multi-Strategy	35,880,087	7,047,003
Emerging Markets Debt	23,249,693	6,293,110
U.S. High Yield	39,192,051	18,725,479
U.S. Municipal	13,375,896	2,245,817
Capital Allocator Opportunistic
Strategies	205,194,160	217,765,596

126  Semi-Annual Report

For the period ended June 30, 2011, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable at the Federal Funds rate plus 1.25%, on an annualized basis. Under the Agreement, the Fund has also agreed to pay a 0.15% per annum fee on the unused portion of the commitment, payable quarterly in arrears. During the period ended June 30, 2011, the Fund had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings Were Outstanding

U.S. Strategic Equity	$8,400,000	$8,400,000	1.42%	1
U.S. Mid Cap Equity	8,250,000	14,500,000	1.39	2
International Equity	1,128,571	2,600,000	1.45	7
International Equity Select	128,000	140,000	1.43	5
International Small Cap Equity	150,000	150,000	1.41	4
Developing Markets Equity	1,000,000	1,000,000	1.46	2

*	For days borrowings were outstanding.

7. Foreign Securities Investment Risks

Certain Portfolios invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. A Portfolio’s investments in emerging market countries are exposed to additional risks. A Portfolio’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

Semi-Annual Report  127

The following tables summarize the valuation of the Portfolios’ investments by each fair value hierarchy level as of June 30, 2011:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2011

U.S. Equity Value Portfolio
Common Stocks	$14,083,095	$—	$—	$14,083,095
Short-Term Investment	—	170,637	—	170,637
Total	$14,083,095	$170,637	$—	$14,253,732

U.S. Strategic Equity Portfolio
Common Stocks	$75,538,570	$—	$—	$75,538,570
Preferred Stock	—	—	554,405	554,405
Short-Term Investment	—	1,533,531	—	1,533,531
Total	$75,538,570	$1,533,531	$554,405	$77,626,506

U.S. Mid Cap Equity Portfolio
Common Stocks	$175,770,186	$—	$—	$175,770,186
Preferred Stock	—	—	1,598,417	1,598,417
Short-Term Investment	—	5,074,648	—	5,074,648
Total	$175,770,186	$5,074,648	$1,598,417	$182,443,251

U.S. Small-Mid Cap Equity Portfolio
Common Stocks	$234,217,900	$—	$—	$234,217,900
Preferred Stock	—	—	553,672	553,672
Repurchase Agreement	—	13,711,000	—	13,711,000
Total	$234,217,900	$13,711,000	$553,672	$248,482,572

Global Listed Infrastructure Portfolio
Assets:
Common Stocks	$238,078,827	$—	$—	$238,078,827
Short-Term Investment	—	1,403,721	—	1,403,721
Other Financial Instruments*
Forward Currency Contracts	—	142,837	—	142,837
Total	$238,078,827	$1,546,558	$—	$239,625,385

Liabilities:
Other Financial Instruments*
Forward Currency Contracts	$—	$(2,131,971)	$—	$(2,131,971)

International Equity Portfolio
Common Stocks	$118,764,357	$—	$—	$118,764,357
Repurchase Agreement	—	3,898,000	—	3,898,000
Total	$118,764,357	$3,898,000	$—	$122,662,357

International Equity Select Portfolio
Common Stocks	$6,858,266	$—	$—	$6,858,266
Short-Term Investment	—	84,775	—	84,775
Total	$6,858,266	$84,775	$—	$6,943,041

International Strategic Equity Portfolio
Common Stocks	$451,159,849	$—	$—	$451,159,849
Preferred Stock	5,410,561	—	—	5,410,561
Short-Term Investment	—	13,221,643	—	13,221,643
Total	$456,570,410	$13,221,643	$—	$469,792,053

128  Semi-Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2011

International Small Cap Equity Portfolio
Common Stocks	$68,348,332	$—	$—	$68,348,332
Preferred Stock	822,543	—	—	822,543
Short-Term Investment	—	361,320	—	361,320
Total	$69,170,875	$361,320	$—	$69,532,195

Emerging Markets Equity Portfolio
Common Stocks	$16,689,622,670	$—	$—	$16,689,622,670
Preferred Stocks	738,048,233	—	—	738,048,233
Short-Term Investment	—	204,607,039	—	204,607,039
Total	$17,427,670,903	$204,607,039	$—	$17,632,277,942

Developing Markets Equity Portfolio
Common Stocks	$244,195,114	$1,865,834	$—	$246,060,948
Preferred Stocks	14,069,279	—	—	14,069,279
Short-Term Investment	—	11,764,053	—	11,764,053
Total	$258,264,393	$13,629,887	$—	$271,894,280

Emerging Markets Equity Blend Portfolio
Common Stocks	$104,382,276	$—	$—	$104,382,276
Preferred Stocks	6,240,910	—	—	6,240,910
Short-Term Investment	—	7,489,731	—	7,489,731
Total	$110,623,186	$7,489,731	$—	$118,112,917

Emerging Markets Multi-Strategy Portfolio
Assets:
Common Stocks	$19,678,470	$—	$—	$19,678,470
Preferred Stocks	1,171,981	—	—	1,171,981
Corporate Bonds	—	1,582,510	—	1,582,510
Foreign Government Obligations	—	5,218,043	—	5,218,043
Quasi Bonds	—	914,104	—	914,104
Supranationals	—	65,394	—	65,394
U.S. Treasury Obligations	—	4,299,562	—	4,299,562
Short-Term Investment	—	5,911,279	—	5,911,279
Other Financial Instruments*
Purchased Options	—	15,877	—	15,877
Forward Currency Contracts	—	104,687	—	104,687
Total	$20,850,451	$18,111,456	$—	$38,961,907

Liabilities:
Other Financial Instruments*
Written Options	$—	$(6,678)	$—	$(6,678)
Swap Agreement	—	(792)	—	(792)
Forward Currency Contracts	—	(76,159)	—	(76,159)
Total	$—	$(83,629)	$—	$(83,629)

Emerging Markets Debt Portfolio
Assets:
Corporate Bonds	$—	$2,749,361	$—	$2,749,361
Foreign Government Obligations	—	12,919,062	—	12,919,062
Quasi Bonds	—	1,968,680	—	1,968,680
Supranationals	—	255,598	—	255,598
Short-Term Investment	—	2,008,095	—	2,008,095
Other Financial Instruments*
Purchased Options	—	34,280	—	34,280
Forward Currency Contracts	—	39,441	—	39,441
Total	$—	$19,974,517	$—	$19,974,517

Semi-Annual Report  129

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2011

Emerging Markets Debt Portfolio (continued)
Liabilities:
Other Financial Instruments*
Written Options	$—	$(5,633)	$—	$(5,633)
Forward Currency Contracts	—	(18,926)	—	(18,926)
Total	$—	$(24,559)	$—	$(24,559)

U.S. High Yield Portfolio
Corporate Bonds	$—	$152,604,388	$—	$152,604,388
Warrant	—	—	5	5
Short-Term Investment	—	5,753,294	—	5,753,294
Total	$—	$158,357,682	$5	$158,357,687

U.S. Municipal Portfolio
Municipal Bonds	$—	$11,038,195	$—	$11,038,195
Short-Term Investment	—	93,404	—	93,404
Total	$—	$11,038,195	$—	$11,131,599

Capital Allocator Opportunistic Strategies Portfolio
Assets:
Exchange-Traded Funds	$203,498,866	$—	$—	$203,498,866
Closed-End Management Investment Companies	10,936,425	—	—	10,936,425
Short-Term Investment	—	45,791,554	—	45,791,554
Other Financial Instruments*
Purchased Options	2,408,560	—	—	2,408,560
Swap Agreements	—	318,570	—	318,570
Total	$216,843,851	$46,110,124	$—	$262,953,975

Liabilities:
Other Financial Instruments*
Forward Currency Contracts	$—	$(69,184)	$—	$(69,184)

*	Other financial instruments are derivative instruments which are valued at the unrealized appreciation/depreciation.

The common stock included in Level 2 was valued based on reference to a similar security from the same issuer which was trading on an active market. The fixed income securities included in Level 2 were valued based on the last bid price for those securities. The forward currency contracts included in Level 2 were valued based on forward exchange rates as provided by quotation services. The options included in Level 2 were valued based on values provided by an independent pricing vendors model, designed to produce prices that very closely reflect those quoted by global interbank brokers. The swap agreements included in Level 2 were valued based on the value of the underlying assets in the equity basket adjusted for any accrued interest income or expense. The preferred stock included in Level 3 was valued by reference to comparable entities and evaluation of fundamental data relating to the issuer. The short-term investment included in Level 2 was valued at the fund’s net asset value. The repurchase agreements included in Level 2 were valued at the principal amounts plus accrued interest.

In connection with the periodic implementation of fair value pricing procedures with respect to foreign securities (see Note 2(a)), certain securities in the Global Listed Infrastructure, International Equity, International Equity Select, International Strategic Equity, International Small Cap Equity, Emerging Market Equity, Developing Markets Equity, Emerging Markets Equity Blend and Emerging Markets Multi-Strategy Portfolios are transferred from Level 1 to Level 2 and revert to Level 1 when the fair value pricing procedure triggers are no longer met. There were no significant transfers into and out of Levels 1, 2, or 3 as of June 30, 2011.

For further information regarding security characteristics see the Portfolios of Investments.

130  Semi-Annual Report

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value during the period ended June 30, 2011:

Description	Balance as of December 31, 2010	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation	Purchases	Sales	Net Transfers Into Level 3	Net Transfers Out of Level 3	Balance as of June 30, 2011	Net Change in Unrealized Appreciation from Investments Still Held at June 30, 2011

U.S. Strategic Equity
Preferred Stock	$453,501	$—	$—	$100,904	$—	$—	$—	$—	$554,405	$100,904

U.S. Mid Cap Equity
Preferred Stock	$1,307,499	$—	$—	$290,918	$—	$—	$—	$—	$1,598,417	$290,918

U.S. Small-Mid Cap Equity
Preferred Stock	$452,901	$—	$—	$100,771	$—	$—	$—	$—	$553,672	$100,771

U.S. High Yield*
Warrant	$5	$—	$—	$—	$—	$—	$—	$—	$5	$—

*	U.S. High Yield Portfolio held two other Level 3 securities as of June 30, 2011 that have been excluded from this table as they have no market value.

10. Derivative Instruments
Certain Portfolios may use derivative instruments, including forward currency contracts or swap agreements. Forward currency contracts may be used for hedging purposes or to seek to increase returns.

The principal reason for a Portfolio’s writing or purchasing of covered call and put options is to realize, through the receipt of premiums and changes in market value, a greater return than would be realized on the underlying securities alone.

A Portfolio enters into swap agreements in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Portfolio than if the Portfolio had invested directly in the asset that yielded the desired return.

Global Listed Infrastructure Portfolio
During the period ended June 30, 2011, the cost of purchases and the proceeds from sales of forward currency contracts were $201,053,876 and $213,100,146, respectively.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of June 30, 2011:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$142,837

Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$2,131,971

The effect of derivative instruments on its Statement of Operations for the period ended June 30, 2011 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized loss on forward currency contracts	$(9,584,350)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized appreciation on forward currency contracts	$526,498

Semi-Annual Report  131

Emerging Markets Multi-Strategy Portfolio
During the period ended June 30, 2011, the cost of purchases and the proceeds from sales of forward currency contracts were $7,003,414 and $7,787,302, respectively.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of June 30, 2011:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$104,687

Gross unrealized appreciation on written options	$6,336

Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$76,159

Gross unrealized depreciation on purchased options	$7,449

Equity Risk:
Gross unrealized depreciation on swap agreement	$792

The effect of derivative instruments on its Statement of Operations for the period ended June 30, 2011 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized gain on forward currency contracts	$56,151

Net realized gain on options	$2,745

Equity Risk:
Net realized gain on swap agreements	$2,533

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized appreciation on forward currency contracts	$28,528

Net change in unrealized depreciation on options	$(1,113)

Equity Risk:
Net change in unrealized depreciation on swap agreement	$(792)

Emerging Markets Debt Portfolio
During the period ended June 30, 2011, the cost of purchases and the proceeds from sales of forward currency contracts were $3,891,335 and $4,940,422, respectively.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of June 30, 2011:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$39,441

Gross unrealized appreciation on written options	$7,001

Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$18,926

Gross unrealized depreciation on purchased options	$16,391

The effect of derivative instruments on its Statement of Operations for the period ended June 30, 2011 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized gain on forward currency contracts	$63,273

Net realized gain on options	$4,893

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:

Net change in unrealized appreciation on forward currency contracts	$20,515

Net change in unrealized depreciation on options	$(9,390)

132  Semi-Annual Report

Capital Allocator Opportunistic Strategies Portfolio
During the period ended June 30, 2011, the cost of purchases and the proceeds from sales of forward currency contracts were $7,249,400 and $17,533,902 respectively.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of June 30, 2011:

Fair Value

Asset Derivatives
Equity Risk:
Gross unrealized appreciation on swap agreements	$318,570

Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$69,184

Equity Risk:
Gross unrealized depreciation on purchased option	$1,908,895

The effect of derivative instruments on its Statement of Operations for the period ended June 30, 2011 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized loss on forward currency contracts	$(527,531)

Equity Risk:
Net realized gain on options	$926,350

Net realized gain on swap agreements	$711,460

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized depreciation on forward currency contracts	$(260,258)

Equity Risk:
Net change in unrealized depreciation on options	$(2,355,194)

Net change in unrealized appreciation on swap agreements	$230,560

None of the other Portfolios in the Fund traded in derivatives during the period ended June 30, 2011.

See Notes 2(e) and 2(f) and the Portfolios of Investments for additional disclosures about derivative instruments.

11. Subsequent Events
Management has evaluated the possibility of subsequent events affecting the Fund’s financial statements and has determined that there are no such subsequent events that would require disclosure.

Semi-Annual Report  133

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Non-Interested Directors:
Kenneth S. Davidson (66)(3)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Aquiline Holdings LLC, an investment manager, Partner (2006 – present)

Nancy A. Eckl (48)	Director (April 2007)	American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (51 funds) and TIAA-CREF Life Funds (10 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Lester Z. Lieberman (81)	Director (October 1991)	Private Investor

Leon M. Pollack (70)	Director (August 2006)	Private Investor

Richard Reiss, Jr. (67)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – present)

Robert M. Solmson (63)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Interested Directors(4):
Charles L. Carroll (50)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Ashish Bhutani (51)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present) Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)

Each Director also serves as a Director for each of the Lazard Funds (comprised of, as of July 31, 2011, 23 active investment portfolios). Each Director serves for an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other Lazard Funds. All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, L.L.C., a privately-offered fund registered under the Act and advised by an affiliate of the Investment Manager.

(3)

It is possible that Mr. Davidson could be deemed to be an affiliate of a company that has an indirect ownership interest in a broker-dealer that the Investment Manager may use to execute portfolio transactions for clients other than the Portfolios, and thus an “interested person” (as defined in the Act) of the Fund. However, due to the structure of Mr. Davidson’s relationship with the company and the remote nature of any deemed affiliation with the broker-dealer, Mr. Davidson is not identified as an “interested person” (as defined in the Act) of the Fund. Mr. Davidson participates in Fund Board meetings as if his status were that of an “interested person” (as defined in the Act).

(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300.

134  Semi-Annual Report

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):
Nathan A. Paul (38)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (52)	Treasurer (May 2003)	Vice President of the Investment Manager

Brian D. Simon (49)	Chief Compliance Officer (January 2009) and Assistant Secretary (November 2002)	Managing Director (since February 2011, previously Director) of the Investment Manager and Chief Compliance Officer (since January 2009) of the Investment Manager and the Fund

Tamar Goldstein (36)	Assistant Secretary (February 2009)	Vice President (since March 2009) and previously Counsel (November 2006 to February 2009) of the Investment Manager; Associate at Schulte Roth & Zabel LLP, a law firm, from May 2004 to October 2006

Cesar A. Trelles (36)	Assistant Treasurer (December 2004)	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)

Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other Lazard Funds.

(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

Semi-Annual Report  135

The Lazard Funds, Inc. Other Information (unaudited)

Proxy Voting
A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q
The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreements

At the meeting of the Fund’s Board held on May 31 and June 1, 2011, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund, on behalf of its Portfolios (except the Emerging Markets Multi-Strategy, Emerging Markets Debt and U.S. Municipal Portfolios, which had commenced operations in 2011 and for which the Management Agreement was not up for approval until 2012), and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided
Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds complex of 23 active funds comprises approximately $21.7 billion of the nearly $145 billion of total assets under the management of the Investment Manager and its global affiliates as of March 31, 2011). The representatives of the Investment Manager noted that the Investment Manager believes that the Fund continues to benefit significantly from the infrastructure and services provided by the Investment Manager’s global investment management platform, technology, operational and legal and compliance support and significant marketing infrastructure across broad distribution channels. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience. The representatives of the Investment Manager reviewed the Fund’s distribution channels, the relationships with various intermediaries, marketing activities on behalf of the Portfolios and Portfolio asset flows and the growth or decline in asset levels.

The Directors considered the various services provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the Fund benefits from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure are greater than those typically provided to a $21.7 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Management Fee, Expense Ratio and Performance Information
The Directors reviewed comparative management fee, expense ratio and performance (through March 31, 2011) information prepared by Lipper, Inc. (“Lipper”), noting the limitations of certain Lipper comparison groups (each, a “Group”). Lipper’s materials stated that Lipper’s reports are specifically designed to provide boards of directors the necessary fee, expense and investment performance information to help fulfill their advisory contract renewal responsibilities under Section 15(c) of the Act.

Management Fees and Expense Ratios. The Directors discussed the management fees and expense ratios for each Portfolio. They noted the methodology and assumptions used by Lipper, including that management fee comparisons include administrative fees (which, for the Portfolios, are paid to the

136  Semi-Annual Report

Fund’s third party administrator that is not affiliated with the Investment Manager) and that the quintile rankings used therein (referred to below) did not include fixed dollar amounts paid to administrators. It was noted that such fixed fees were not material relative to the Portfolios’ management fees, but could affect management fee quintile rankings if included in Lipper’s analysis.

In reviewing Lipper’s analysis, it was noted that, for at least one share class of each Portfolio, contractual management fees are in the first or second quintiles of the relevant Group (lower than median), except for the Global Listed Infrastructure, Emerging Markets Equity and Capital Allocator Opportunistic Strategies Portfolios (for which, for each Portfolio, for one share class the contractual management fee was at or near the median), and that, except for the Global Listed Infrastructure Portfolio, for at least one share class of all Portfolios, expense ratios were within the range of those of the funds in the relevant Group. For the Global Listed Infrastructure Portfolio and Capital Allocator Opportunistic Strategies Portfolio, it was noted that the relevant Group and/or Lipper universe (“Universe”) may not provide the most appropriate comparison given the specialty nature of the Portfolios. The Directors considered that the Investment Manager continues to voluntarily enter into fee waiver and expense reimbursement agreements for all of the Portfolios and that for certain of the Portfolios the Investment Manager was waiving management fees and, if necessary, reimbursing expenses.

The Directors also considered management fees paid to the Investment Manager by funds advised or sub-advised by the Investment Manager utilizing the same investment strategies as the Portfolios, as well as the Investment Manager’s separately managed accounts with similar investment objectives, policies and strategies (for each Portfolio, collectively with such funds, “Similar Accounts”). The Directors discussed the fees paid to the Investment Manager by the Fund’s Portfolios compared to the fees paid to the Investment Manager by Similar Accounts. Representatives of the Investment Manager discussed the nature of the Similar Accounts and the differences, from the Investment Manager’s perspective, in services provided to the different types of Similar Accounts as compared to the services provided to the Portfolios. The Directors considered the relevance of the fee information provided for Similar Accounts managed by the Investment Manager, in light of the differences in services provided, to evaluate the appropriateness and reasonableness of the Portfolios’ management fees.

Performance. The Directors noted that, as discussed below, the Portfolios’ investment returns were variously above, at or below the median ranges of the relevant Group and/or Universe over measurement periods up to ten years through March 31, 2011.

The performance of U.S. Equity Value, U.S. Strategic Equity, U.S. Mid Cap Equity and Capital Allocator Opportunistic Strategies Portfolios was better than the Group median for most periods; U.S. Small-Mid Cap Equity Portfolio and Developing Markets Equity Portfolio, both classes, were in the first or second quintile of the Group and Universe for all periods; International Equity Portfolio, International Equity Select Portfolio, International Strategic Equity Portfolio and Emerging Markets Equity Portfolio, both classes, was variously above, at or below the Group and Universe medians for all periods; International Small Cap Equity Portfolio, both classes, was variously below or at the Group and Universe medians for all periods; Emerging Markets Equity Blend Portfolio, both classes, was competitive with the Group and Universe medians; and Global Listed Infrastructure and High Yield Portfolios, both classes, were below the Group and Universe medians for all periods.

The Directors had received and would continue to receive regular updates on the Investment Manager’s efforts in respect of underperforming Portfolios.

Investment Manager Profitability and Economies of Scale
The Directors reviewed information prepared by the Investment Manager for each Portfolio concerning profits realized by the Investment Manager and its affiliates resulting from the Management Agreement, calculated using the actual revenues received for the calendar year ended December 31, 2010 and the Investment Manager’s cost allocation methodology to compute an estimate of each Portfolio’s expenses. The representatives of the Investment Manager stated that neither the Investment Manager nor its affiliates receive any significant indirect benefits from the Investment Manager acting as investment adviser to the Portfolios. The Investment Manager’s representatives stated that the broker-dealer that is treated as an affiliate of the Investment Manager did not effect trades for the Portfolios in the period

Semi-Annual Report  137

under review, and the Investment Manager did not benefit from money flow (float) in connection with transactions in the Portfolios’ shares. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage practices and the Portfolios’ brokerage allocation, commission payments and soft dollar commissions and benefits. The representatives of the Investment Manager reminded the Board that the Investment Manager is continuing to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the Fund does not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Portfolios’ Open Shares.

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. Representatives of the Investment Manager stated that the Investment Manager believed the profits are not unreasonable in light of the services provided and other factors. The Directors considered the Investment Manager’s estimated profitability with respect to each Portfolio as part of their evaluation of whether the Portfolio’s fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services, and evaluated profitability in light of the relevant circumstances for each Portfolio, including the size of each Portfolio and the trend in asset growth or decline. Representatives of the Investment Manager and the Directors discussed ways economies of scale could be realized and how they could be shared, including the Investment Manager’s reinvestment of money back into its business, waiving or reimbursing Portfolio expenses, adding discounts to a Portfolio’s management fee schedule as a Portfolio’s assets increase or by instituting relatively low management fees from inception. It was noted that, for Portfolios with declining or stable assets, the extent to which the Investment Manager may have realized any economies of scale would be reduced.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•

The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other services and infrastructure (as discussed above) associated with a nearly $145 billion global asset management business.

•

The Board was generally satisfied with the overall performance of the Portfolios, but would continue to monitor performance of the Portfolios with performance that was not generally above or competitive with Group or Universe medians.

•	The Board concluded that each Portfolio’s fee paid to the Investment Manager was reasonable in light of the considerations discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the Portfolios increase and determined that they would continue to consider potential material economies of scale.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that approval of the Management Agreement for the Fund, on behalf of each Portfolio, was in the best interests of the Portfolio and its shareholders.

138  Semi-Annual Report

NOTES

NOTES

NOTES

NOTES

NOTES

NOTES

The Lazard Funds, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, NY 10112-6300

800-823-6300

www.LazardNet.com

© 2011 Lazard Asset Management LLC

6/11 LZDPS013

Lazard Funds

ITEM 2.   CODE OF ETHICS.

          Not applicable.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

          Not applicable.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

          Not applicable.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable.

ITEM 6.   INVESTMENTS

          Not applicable.

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 9.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          Not applicable.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors during the period covered by this report.

ITEM 11.   CONTROLS AND PROCEDURES.

(a)     The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)     There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Not applicable.

(a)(2)  Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Lazard Funds, Inc.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date	September 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date	September 2, 2011

By	/s/ Stephen St. Clair
Stephen St. Clair
Chief Financial Officer

Date	September 2, 2011